United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-6165

(Investment Company Act File Number)

Federated Municipal Securities Income Trust
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End:  8/31/08

Date of Reporting Period:  Fiscal year ended 8/31/08

Item 1.                      Reports to Stockholders

Federated
World-Class Investment Manager

Federated California
Municipal Income Fund

Established 1992

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2008

Class A Shares
Class B Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2008		2007		2006 [1]	2005	2004
Net Asset Value, Beginning of Period	$10.62		$10.97		$11.10	$10.94	$10.70
Income From Investment Operations:
Net investment income	0.50		0.50		0.51	0.52	0.52
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.35)		(0.35)		(0.13)	0.16	0.24
TOTAL FROM INVESTMENT OPERATIONS	0.15		0.15		0.38	0.68	0.76
Less Distributions:
Distributions from net investment income	(0.50)		(0.50)		(0.51)	(0.52)	(0.52)
Net Asset Value, End of Period	$10.27		$10.62		$10.97	$11.10	$10.94
Total Return [2]	1.40%		1.36%		3.55%	6.32%	7.26%

Ratios to Average Net Assets:
Net expenses	0.55	% [3]	0.58	% [4]	0.52%	0.50%	0.50%
Net investment income	4.73%		4.61%		4.68%	4.68%	4.81%
Expense waiver/reimbursement [5]	0.79%		0.83%		0.88%	0.90%	0.85%
Supplemental Data:
Net assets, end of period (000 omitted)	$63,863		$60,557		$55,168	$44,159	$34,269
Portfolio turnover	22%		23%		18%	18%	13%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio for the year ended August 31, 2008 is 0.55% after taking into account these expense reductions.

4 Includes 0.03% of interest and trust expenses related to the Fund's participation in certain inverse floater structures.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2008		2007		2006 [1]	2005	2004
Net Asset Value, Beginning of Period	$10.62		$10.97		$11.10	$10.94	$10.70
Income From Investment Operations:
Net investment income	0.42		0.42		0.43	0.43	0.44
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.35)		(0.35)		(0.13)	0.16	0.24
TOTAL FROM INVESTMENT OPERATIONS	0.07		0.07		0.30	0.59	0.68
Less Distributions:
Distributions from net investment income	(0.42)		(0.42)		(0.43)	(0.43)	(0.44)
Net Asset Value, End of Period	$10.27		$10.62		$10.97	$11.10	$10.94
Total Return [2]	0.64%		0.60%		2.77%	5.52%	6.46%

Ratios to Average Net Assets:
Net expenses	1.30	% [3]	1.34	% [4]	1.27%	1.25%	1.25%
Net investment income	3.97%		3.84%		3.91%	3.93%	4.06%
Expense waiver/reimbursement [5]	0.61%		0.58%		0.63%	0.65%	0.60%
Supplemental Data:
Net assets, end of period (000 omitted)	$14,736		$19,074		$29,730	$37,464	$43,773
Portfolio turnover	22%		23%		18%	18%	13%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio for the year ended August 31, 2008 is 1.30% after taking into account these expense reductions.

4 Includes 0.03% of interest and trust expenses related to the Fund's participation in certain inverse floater structures.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2008 to August 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2008	Ending Account Value 8/31/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,038.40	$2.82
Class B Shares	$1,000	$1,034.50	$6.65
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,022.37	$2.80
Class B Shares	$1,000	$1,018.60	$6.60

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.55%
Class B Shares	1.30%

Management's Discussion of Fund Performance

FEDERATED CALIFORNIA MUNICIPAL INCOME FUND

The fund's total return, based on net asset value, for the 12-month reporting period was 1.40% for the fund's Class A Shares and 0.64% for the fund's Class B Shares. The total returns of the Lehman Brothers Municipal Bond Index (LBMB) and the Lehman Brothers California Municipal Bond Index (LBCAMB), the fund's benchmark indices, 1 were 4.48% and 3.94% respectively during the 12-month reporting period. The fund's total return for the most recently completed fiscal year-end reflected actual cashflows, transaction costs and other expenses, which were not reflected in the total return of the LBMB or the LBCAMB.

The fund's investment strategy focused on: (a) the effective duration 2 of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates) 3 (b) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities); (c) the allocation of the portfolio among securities of similar issuers (referred to as sectors); and (d) the credit ratings of portfolio securities (which indicates the risk that securities will default). These were the most significant factors affecting the fund's performance relative to the LBMB and LBCAMB.

The following discussion focuses on the performance of the fund's Class A Shares. The 1.40% total return of the Class A Shares for the reporting period consisted of 4.70% of tax-exempt dividends and (3.30)% of price depreciation in the net asset value of the shares. 4

1 The LBMB is an unmanaged index comprising investment-grade, tax-exempt and fixed-rate bonds; all securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million. The LBCAMB is an unmanaged index comprising investment-grade, tax-exempt and fixed-rate bonds issued in the state of California; all securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million. The LBMB and LBCAMB are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflect in the fund's performance. The LBMB and LBCAMB are unmanaged and, unlike the fund, are not affected by cashflows. It is not possible to invest directly in an index.

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

3 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

4 Income may be subject to the federal alternative minimum tax.

MARKET OVERVIEW

During the 12-month reporting period the market's perception of risk changed significantly. Market volatility spiked and a credit crunch developed as banks tightened credit standards and the money markets suffered dislocations in response to the bursting of the housing bubble. Toward the end of the reporting period, conditions in the market for subprime mortgages and related instruments, including segments of the asset-backed commercial paper market, deteriorated sharply. This led to volatile financial market conditions and an increased investor preference for assets that traditionally have been perceived as less "risky" or "safer assets" as well as revisions in expectations concerning Federal Reserve (the "Fed") policy. During the period the Fed reduced the Federal Funds' Target Rate by 3.25% to 2.00% and changed its bias to a downside risk to growth. This led to a trend of moderately lower interest rates and an environment in which tax-exempt municipal credit spreads widened, or the yield difference increased between "AAA"-rated tax-exempt municipal bonds and bonds of lower credit quality and similar maturity.

Financial markets have remained under considerable stress and credit conditions have tightened further for businesses and households while information available at or near the end of the reporting period pointed to a deepening of the housing contraction as well as softening in the labor markets. The tax-exempt municipal bond market has been affected by the events in the housing and mortgage markets. Credit risk and liquidity concerns resulted in a widening of municipal credit spreads and a steepening of the tax-exempt municipal yield curve with long-term interest rates rising more than short-term interest rates (that is, as securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was more or less steepened).

During the reporting period California was hit especially hard by instability in the housing market; according to the National Association of Realtors median home prices in some major California markets declined by up to 40% from their peak. Also during the reporting period, the state's economy slowed; as of July 2008 California's unemployment rate stood at 7.3%, up from 5.4% a year earlier and well above the national average. The state's budget has been strained as expenditures continued to exert upward pressure even as revenues have slowed. Over the last year S&P changed its outlook on the state's A+ rating from positive to stable, and Fitch put the state's A+ rating on negative watch. Moody's A1 rating was unchanged. During the reporting period, new issuance of tax-exempt municipal bonds in California slowed; according to The Bond Buyer issuance is down 9.4% for the first eight months of 2008 versus the same period in 2007.

DURATION

As determined at the end of the 12-month reporting period, the fund's dollar-weighted average duration for the reporting period was 7.65 years. Duration management continued to be a significant component of the fund's investment strategy and had a positive impact on performance during the period. The shorter a fund's duration relative to an index, the less its net asset value will react as interest rates change. The fund adjusted duration relative to the LBMB and LBCAMB several times over the reporting period to seek to take advantage of expectations concerning short-term interest rate movements. Overall the fund maintained a duration slightly longer than the duration of the indices. As a result, duration relative to the benchmark had a slightly negative impact on the fund's performance over the reporting period.

MATURITY AND YIELD CURVE

The fund had a larger concentration of maturities longer than 20 years relative to the LBMB and LBCAMB. Bonds with shorter maturities provided better returns as the yield curve steepened and the yields on shorter maturities declined. The yields of bonds with longer final maturities increased over the period. The fund's maturity profile relative to the index provided negative excess return over the 12-month period.

SECTOR

During the 12-month reporting period, the fund's sector allocation hurt its performance relative to its indices. In particular, the fund had a large allocation to insured bonds. A number of bond insurance companies which had insured mortgage-related securities saw severe downgrades as the housing market deteriorated. Bonds which were insured by municipal bond insurers such as Radian Assurance, Federal Guaranty Insurance Corporation and American Capital Access saw their prices decline. Among other sectors, the fund allocated more of its portfolio to securities backed by hospitals, tobacco settlement bonds and special districts. These sectors all underperformed, causing a drag on the fund's performance. The fund was underweight general obligations and utility bonds, two of the indices' best-performing sectors. On the positive side, the fund was overweight pre-refunded and education bonds, sectors which outperformed the indices as a whole.

CREDIT QUALITY

Although there was no appreciable change in fundamental credit quality over the 12-month reporting period, both the change in risk-taking by investors and the negative impact on market liquidity resulted in underperformance of bonds rated "A" and "BBB" relative to bonds rated in the higher rating categories. Credit spreads increased in the second half of the period, with the widening of credit spreads to a greater extent for "A" and "BBB" rated (or comparable quality) 5 debt. The fund's overweight, relative to the LBMB and LBCAMB, in BBB- and lower-rated debt during the reporting period hurt the fund's performance as the yield on lower-quality debt increased to a greater extent than for other investment-grade securities.

5 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated California Municipal Income Fund (Class A Shares) (the "Fund") from August 31, 1998 to August 31, 2008, compared to the Lehman Brothers California Municipal Bond Index (LBCAMB) 2 and the Lipper California Municipal Debt Funds Average (LCAMDFA). 3

Average Annual Total Return [4] for the Period Ended 8/31/2008
1 Year	(3.16)%
5 Years	3.00%
10 Years	3.57%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The fund's performance assumes the reinvestment of all dividends and distributions. The LBCAMB and LCAMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average. The index and average are unmanaged and, unlike the fund, are not affected by cashflows. It is not possible to invest directly in an index or average.

2 The LBCAMB is a broad-based market performance benchmark. To be included in the LBCAMB, bonds must have a minimum credit rating of Baa3, have been issued as part of a deal of at least $75 million, have an amount outstanding of at least $7 million, have a maturity of one year or greater and have been issued after December 31, 1990. The LBCAMB is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The LBCAMB is unmanaged and, unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 The LCAMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The average is unmanaged and, unlike the fund, is not affected by cashflows. It is not possible to invest directly in an average.

4 Total return quoted reflects all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated California Municipal Income Fund (Class B Shares) (the "Fund") from August 31, 1998 to August 31, 2008, compared to the Lehman Brothers California Municipal Bond Index (LBCAMB) 2 and the Lipper California Municipal Debt Funds Average (LCAMDFA). 3

Average Annual Total Returns [4] for the Period Ended 8/31/2008
1 Year	(4.68)%
5 Years	2.83%
10 Years	3.42%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The fund's performance assumes the reinvestment of all dividends and distributions. The LBCAMB and LCAMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average. The index and average are unmanaged and, unlike the fund, are not affected by cashflows. It is not possible to invest directly in an index or average.

2 The LBCAMB is a broad-based market performance benchmark. To be included in the LBCAMB, bonds must have a minimum credit rating of Baa3, have been issued as part of a deal of at least $75 million, have an amount outstanding of at least $7 million, have a maturity of one year or greater and have been issued after December 31, 1990. The LBCAMB is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the fund's performance. The LBCAMB is unmanaged and, unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 The LCAMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The average is unmanaged and, unlike the fund, is not affected by cashflows. It is not possible to invest directly in an average.

4 Total return quoted reflects all applicable contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At August 31, 2008, the Fund's sector composition 1 was as follows:

Sector Composition	Percentage of Total Net Assets
Insured	36.3%
Refunded	11.7%
Education	9.0%
Special Tax	7.5%
Hospital	6.1%
General Obligation--State	5.1%
Resource Recovery	4.2%
Senior Care	3.9%
Water and Sewer	3.3%
Multi-Family Housing	3.3%
Other [2]	8.0%
Other Assets and Liabilities--Net [3]	1.6%
TOTAL	100.0%

1 Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's adviser. For securities that have been enhanced by a third party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third party as determined by the Fund's adviser. Securities that are insured by a bond insurer are assigned to the "Insured" sector. Refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.

2 For purposes of this table, sector classifications constitute 90.4% of the Fund's total net assets. Remaining sectors have been aggregated under the designation "Other."

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

August 31, 2008

Principal Amount			Value
		MUNICIPAL BONDS--93.3%
		California--92.5%
$500,000		ABAG Finance Authority for Non-Profit Corporations, CA, Revenue Bonds (Series 2007), 5.00% (Hamlin School), 8/1/2037	$413,955
500,000		ABAG Finance Authority for Non-Profit Corporations, CA, Revenue Bonds, 6.125% (Southern California Presbyterian Homes)/(Original Issue Yield: 6.25%), 11/15/2032	505,235
500,000		Anaheim, CA Public Financing Authority, Lease Revenue Bonds (Series 1997C), 6.00% (Anaheim Public Improvements Project)/(FSA INS), 9/1/2016	574,645
500,000		Bell Community Redevelopment Agency, CA, Refunding Tax Allocation Revenue Bonds, 5.50% (Radian Asset Assurance, Inc. INS), 10/1/2023	494,925
605,000		Blythe, CA Financing Authority, Sewer Revenue Bonds (Series 1998), 5.75%, 4/1/2028	565,239
1,000,000		Brentwood, CA Infrastructure Financing Authority, Infrastructure Refunding Revenue Bonds (Series 2006A), 5.00% (AMBAC INS), 9/2/2034	959,270
500,000		California Educational Facilities Authority, Revenue Bonds (Series 2000A), 6.75% (Fresno Pacific University), 3/1/2019	514,465
750,000		California Educational Facilities Authority, Revenue Bonds (Series 2005), 5.00% (California College of the Arts), 6/1/2035	633,105
1,000,000		California Educational Facilities Authority, Revenue Bonds (Series 2005A), 5.00% (Pomona College), 7/1/2045	1,005,110
1,000,000		California Educational Facilities Authority, Revenue Bonds (Series 2006), 5.00% (University of the Pacific), 11/1/2036	966,220
165,000		California Educational Facilities Authority, Student Loan Revenue Bonds (Series 1998), 5.55% (AMBAC INS), 4/1/2028	165,165
425,000		California Educational Facilities Authority, Student Loan Revenue Bonds (Series A), 5.40% (Cal Loan Program)/(MBIA Insurance Corp. INS), 3/1/2021	413,223
425,000		California Health Facilities Financing Authority, Health Facility Revenue Bonds (Series 2004I), 4.95% TOBs (Catholic Healthcare West), Mandatory Tender 7/1/2014	441,554
500,000		California Health Facilities Financing Authority, Insured Revenue Bonds (Series 2006), 5.00% (California-Nevada Methodist Homes)/(GTD by California Mortgage Insurance), 7/1/2036	475,470
1,000,000		California Health Facilities Financing Authority, Revenue Bonds (Series 1998), 5.40% (Northern California Presbyterian Homes, Inc.)/(Original Issue Yield: 5.417%), 7/1/2028	954,830
500,000		California Infrastructure & Economic Development Bank, Revenue Bonds (Series 2000A), 5.75% (Scripps Research Institute)/(Original Issue Yield: 5.85%), 7/1/2030	501,770
Principal Amount			Value
		MUNICIPAL BONDS--continued
		California--continued
$1,000,000		California Infrastructure & Economic Development Bank, Revenue Bonds (Series 2001B), 5.50% (Kaiser Permanente), 8/1/2031	$1,006,970
1,000,000		California Infrastructure & Economic Development Bank, Revenue Bonds (Series 2008), 5.25% (Walt Disney Family Museum)/(Original Issue Yield: 5.50%), 2/1/2038	985,220
1,000,000		California PCFA, Refunding Revenue Bonds (1996 Series A), 5.35% (Pacific Gas & Electric Co.)/(MBIA Insurance Corp. INS), 12/1/2016	1,010,350
1,000,000	[1]	California PCFA, Solid Waste Disposal Revenue Bonds (Series 2005A-2), 5.40% (Waste Management, Inc.), 4/1/2025	880,040
750,000	[1]	California PCFA, Solid Waste Disposal Revenue Bonds, 5.125% TOBs (Waste Management, Inc.), Mandatory Tender 5/1/2014	726,728
700,000		California PCFA, Solid Waste Disposal Revenue Bonds, 6.875% (Browning-Ferris Industries, Inc.)/(Original Issue Yield: 6.95%), 11/1/2027	690,676
1,000,000		California PCFA, Solid Waste Refunding Revenue Bonds (Series 1999A), 5.125% (West County Resource Recovery, Inc.)/(Comerica Bank LOC)/(Original Issue Yield: 5.323%), 1/1/2014	1,001,520
20,000		California Rural Home Mortgage Finance Authority, SFM Revenue Bonds, (Series 1998 B-4), 6.35% (GNMA Collateralized Home Mortgage Program COL), 12/1/2029	20,579
950,000		California State Public Works Board, Lease Revenue Bonds (Series 2007B), 4.75% (California Community Colleges)/(FGIC INS), 3/1/2032	891,157
15,000		California State, 5.125% (Original Issue Yield: 5.40%), 6/1/2025	15,127
1,000,000		California State, UT GO Bonds (Series 2008), 5.125%, 4/1/2033	999,260
20,000		California State, UT GO Bonds, 5.75% (Original Issue Yield: 6.25%), 3/1/2019	20,332
1,000,000		California State, Various Purpose UT GO Bonds, 5.125% (Original Issue Yield: 5.16%), 4/1/2023	1,022,110
2,000,000		California State, Various Purpose UT GO Bonds, 5.00%, 6/1/2037	1,952,160
1,000,000		California Statewide Communities Development Authority, COPs, 5.50% (Sutter Health)/(FSA INS)/(Original Issue Yield: 5.77%), 8/15/2018	1,038,360
475,000	[1]	California Statewide Communities Development Authority, Revenue Bonds (Series 2001), 6.75% (St. Mark's School), 6/1/2028	478,130
390,000	[1]	California Statewide Communities Development Authority, Revenue Bonds (Series 2002), 6.75% (Prospect Sierra School)/(United States Treasury PRF 9/1/2010@103)/(Original Issue Yield: 6.85%), 9/1/2032	427,163
400,000	[1]	California Statewide Communities Development Authority, Revenue Bonds (Series 2005A), 4.875% (Thomas Jefferson School of Law)/(United States Treasury PRF 10/1/2015@100)/(Original Issue Yield: 4.93%), 10/1/2035	424,076
1,000,000		California Statewide Communities Development Authority, Revenue Bonds (Series 2005A), 5.25% (Daughters of Charity Health System), 7/1/2035	891,970
Principal Amount			Value
		MUNICIPAL BONDS--continued
		California--continued
$750,000		California Statewide Communities Development Authority, Revenue Bonds (Series 2007A), 5.125% (Front Porch at Walnut Village), 4/1/2037	$630,360
500,000	[1]	California Statewide Communities Development Authority, Revenue Bonds, 6.50% (Turningpoint School), 11/1/2031	486,535
1,000,000		California Statewide Communities Development Authority, Revenue Bonds, 5.75% (Los Angeles Orthopedic Hospital Foundation)/(AMBAC INS), 6/1/2030	1,006,610
500,000		Capistrano Unified School District, CA Community Facilities District No. 90-2, Special Tax Bonds (Series 2003), 5.875% (Talega Ranch), 9/1/2023	502,900
500,000		Carlsbad, CA Community Facilities District No. 3, Special Tax Bonds (Series 2006), 5.30% (Original Issue Yield: 5.33%), 9/1/2036	428,780
455,000		Central Unified School District, CA, UT GO Bonds (Series 2004A), 5.50% (United States Treasury PRF 7/1/2014@100), 7/1/2024	509,027
1,000,000		Chabot-Las Positas, CA Community College District, UT GO Bonds (Series 2006B), 5.00% (AMBAC INS), 8/1/2031	1,007,110
1,000,000		Chowchilla, CA Redevelopment Agency, Tax Allocation Bonds (Series 2005), 5.00% (Radian Asset Assurance, Inc. INS), 8/1/2037	847,760
250,000		Chula Vista, CA Community Facilities District No. 06-1, Special Tax Revenue Bonds (Series 2002A), 6.15% (Eastlake-Woods, Vistas & Land Swap), 9/1/2026	251,600
425,000	[1]	Community Facilities District No. 3 (Liberty Station), Special Tax Bonds (Series 2006A), 5.75%, 9/1/2036	394,953
2,000,000		Contra Costa County, CA Public Financing Authority, Tax Allocation Revenue Bonds (Series 2007A), 5.00% (MBIA Insurance Corp. INS), 8/1/2037	1,923,080
1,000,000		Daly City, CA HDFA, Mobile Home Park Senior Revenue Bonds (Series 2002A), 5.85% (Franciscan Acquisition Project)/(United States Treasury PRF 12/15/2013@102)/(Original Issue Yield: 5.95%), 12/15/2032	1,161,320
1,000,000		Eastern Municipal Water District of Riverside County, CA, Water & Sewer Revenue Fixed Rate COPs (Series 2008H), 5.00%, 7/1/2028	1,013,910
1,000,000		El Centro, CA Financing Authority, Ins Hospital Revenue Bonds (Series 2001), 5.25% (El Centro Regional Medical Center)/(GTD by California Mortgage Insurance)/(Original Issue Yield: 5.32%), 3/1/2018	1,011,210
1,000,000		Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Refunding Revenue Bonds, 5.75% (Original Issue Yield: 5.774%), 1/15/2040	966,140
1,000,000		Fresno Joint Powers Financing Authority, Lease Revenue Bonds (Series 2008C), 5.00% (Assured Guaranty Corp. INS), 4/1/2038	966,980
1,000,000		Fresno, CA Sewer System, Revenue Bonds (Series 2008A), 5.00% (Assured Guaranty Corp. INS), 9/1/2025	1,038,290
1,800,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Asset-Backed Bonds (Series 2007A-1), 5.75%, 6/1/2047	1,500,678
Principal Amount			Value
		MUNICIPAL BONDS--continued
		California--continued
$2,000,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Asset-Backed Revenue Bonds (Series 2003A-1), 6.75% (United States Treasury PRF 6/1/2013@100)/(Original Issue Yield: 7.00%), 6/1/2039	$2,311,740
1,000,000		Inglewood, CA Public Financing Authority, Refunding Revenue Bonds (Series 1999A), 5.625% (AMBAC INS), 8/1/2016	1,046,320
320,000		Inland Empire Solid Waste Financing Authority, CA, Revenue Bonds (Series B), 6.25% (Escrowed In Treasuries COL), 8/1/2011	338,195
500,000		Irvine, CA Assesment District No. 04-20, Special Assessment Bonds (Group One), 5.00% (Original Issue Yield: 5.10%), 9/2/2030	436,595
1,000,000		Irvine, CA Unified School District Financing Authority, Special Tax Revenue Bonds (Series 2005A), 5.00% (AMBAC INS), 9/1/2034	922,180
1,000,000	[2]	Kern Community College District, CA, GO Bonds (Series 2006), 4.58% Accrual (FSA INS)/(Original Issue Yield: 4.58%), 11/1/2023	469,150
500,000		La Verne, CA, Revenue COPs (Series 2003B), 6.625% (Brethren Hillcrest Homes)/(Original Issue Yield: 6.70%), 2/15/2025	504,415
845,000		Lancaster, CA Redevelopment Agency, Tax Allocation Bonds (Issue of 2004), 5.00% (SYNCORA GUARANTEE, INC. INS), 12/1/2023	851,709
1,000,000		Lindsay, CA Redevelopment Agency, Refunding Tax Allocation Bonds (Series 2005), 5.00% (Radian Asset Assurance, Inc. INS), 8/1/2025	968,880
500,000		Loma Linda, CA, Hospital Revenue Bonds (Series 2005A), 5.00% (Loma Linda University Medical Center Project), 12/1/2023	477,900
1,000,000		Long Beach, CA Bond Financing Authority, Plaza Parking Facility Lease Revenue Bonds, 5.25% (Original Issue Yield: 5.54%), 11/1/2021	1,026,040
1,000,000		Metropolitan Water District of Southern California, Water Revenue Bonds (Series 2006C), 5.00%, 7/1/2035	1,014,830
1,000,000		Oakland, CA Unified School District, UT GO (Series 2000F), 5.60% (United States Treasury PRF 8/1/2010@100)/(Original Issue Yield: 5.63%), 8/1/2019	1,068,180
500,000		Orange County, CA Community Facilities District No. 2000-1, Special Tax Bonds (Series 2004A), 5.625% (Ladera Ranch)/(Original Issue Yield: 5.65%), 8/15/2034	486,360
500,000		Oxnard, CA Community Facilities District No. 3, Special Tax Bonds (Series 2005), 5.00% (Seabridge at Mandalay Bay)/(Original Issue Yield: 5.22%), 9/1/2035	436,555
1,000,000		Oxnard, CA Union High School District, Refunding UT GO Bonds (Series 2001A), 6.20% (MBIA Insurance Corp. INS), 8/1/2030	1,078,740
500,000		Perris, CA Public Financing Authority, Tax Allocation Revenue Bonds (Series 2001A), 5.75% (Original Issue Yield: 5.85%), 10/1/2031	524,170
1,000,000		Port of Oakland, CA, Revenue Bonds (Series 2000K), 5.75% (FGIC INS)/ (Original Issue Yield: 5.78%), 11/1/2020	1,003,350
Principal Amount			Value
		MUNICIPAL BONDS--continued
		California--continued
$600,000		Poway, CA Unified School District, Special Tax Bonds (Series 2005), 5.125% (Community Facilities District No. 6 (4S Ranch))/(Original Issue Yield: 5.21%), 9/1/2035	$547,362
1,000,000		Rancho Mirage Joint Powers Financing Authority, CA, Revenue Bonds (Series 2004), 5.875% (Eisenhower Medical Center)/(United States Treasury PRF 7/1/2014@100), 7/1/2026	1,136,830
1,000,000		Redondo Beach, CA USD, UT GO Bonds (Series 2008A), 5.125%, 8/1/2037	1,008,860
1,000,000		Regents of University of California, General Revenue Bonds (Series 2008L), 5.00%, 5/15/2038	1,009,770
500,000		Riverside, CA Hunter Park Assessment District, LT Obligation Improvement Bonds, 5.20% (Original Issue Yield: 5.25%), 9/2/2036	422,305
1,000,000		Sacramento, CA Municipal Utility District, Electric Revenue Refunding Bond (Series 2008U), 5.00% (FSA INS), 8/15/2028	1,021,230
1,000,000		San Bernardino County, CA Housing Authority, Multifamily Mortgage Revenue Bonds (Series 2001A), 6.70% (Glen Aire Park)/(GTD by GNMA COL Home Mortgage Program), 12/20/2041	1,072,280
349,000		San Bernardino County, CA Housing Authority, Subordinated Revenue Bonds, 7.25% (Glen Aire Park & Pacific Palms), 4/15/2042	210,370
1,000,000		San Diego County, CA, COPs, 5.25% (University of San Diego)/(Original Issue Yield: 5.47%), 10/1/2021	1,016,120
300,000		San Dimas, CA Housing Authority, Mobile Home Park Revenue Bonds (Series 1998A), 5.70% (Charter Oak Mobile Home Estates Acquisition Project)/ (Original Issue Yield: 5.90%), 7/1/2028	291,987
200,000		San Francisco, CA City & County Airport Commission, Revenue Refunding Bonds (Issue 34D), 5.25% (Assured Guaranty Corp. INS), 5/1/2025	206,884
400,000		San Francisco, CA City & County Redevelopment Agency Community Facilities District No. 6, Special Tax Revenue Bonds, 6.625% (Mission Bay South), 8/1/2027	405,648
500,000		San Mateo, CA Redevelopment Agency, Merged Area Tax Allocation Bonds (Series 2001A), 5.50% (United States Treasury PRF 8/1/2011@100)/ (Original Issue Yield: 5.55%), 8/1/2022	545,505
3,250,000	[2]	Sanger, CA Unified School District, UT GO Bonds (Series 2006A), 5.11% Accrual (FSA INS)/(Original Issue Yield: 5.11%), 8/1/2029	1,103,505
1,000,000		Santa Clara County, CA Housing Authority, MFH Revenue Bonds (Series 2001A), 5.85% (River Town Apartments Project), 8/1/2031	988,260
1,000,000		South Orange County, CA Public Financing Authority, 1999 Reassessment Revenue Bonds, 5.80% (FSA INS)/(Original Issue Yield: 5.85%), 9/2/2018	1,043,640
Principal Amount			Value
		MUNICIPAL BONDS--continued
		California--continued
$400,000		Stockton, CA Community Facilities District No. 2001-1, Special Tax Revenue Bonds, 6.375% (Spanos Park West)/(United States Treasury PRF 9/1/2012@102)/(Original Issue Yield: 6.43%), 9/1/2032	$462,076
1,000,000		Torrance, CA, Hospital Revenue Bonds (Series 2001 A), 5.50% (Torrance Memorial Medical Center)/(Original Issue Yield: 5.65%), 6/1/2031	1,000,780
1,000,000		Vallejo, CA Unified School District, UT GO Bonds, 5.90% (MBIA Insurance Corp. INS), 2/1/2021	1,062,200
1,000,000		Vista, CA Community Development Commission, Tax Allocation Bonds (Series 2001), 5.80% (Vista Redevelopment Project Area)/(Original Issue Yield: 5.85%), 9/1/2030	995,080
410,000		Watsonville, CA, Insured Hospital Revenue Refunding Bonds (Series 1996A), 6.20% (Watsonville Community Hospital)/(Escrowed In Treasuries COL)/(Original Issue Yield: 6.225%), 7/1/2012	443,784
1,000,000		West Sacramento, CA Financing Authority, Special Tax Reve426635ds (Series 2006A), 5.00% (SYNCORA GUARANTEE, INC. INS), 9/1/2026	938,960
1,000,000		Whittier, CA, Health Facilities Revenue Bonds, 5.75% (Presbyterian Intercommunity Hospital)/(United States Treasury PRF 6/1/2012@101)/ (Original Issue Yield: 5.80%), 6/1/2031	1,125,640
		TOTAL	72,737,737
		Puerto Rico--0.8%
595,000		Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Cogeneration Facility Revenue Bonds (Series 2000A), 6.625% (AES Puerto Rico Project)/(Original Issue Yield: 6.65%), 6/1/2026	604,996
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $74,426,635)	73,342,733
Principal Amount			Value
		SHORT-TERM MUNICIPALS--5.1% [3]
		California--5.1%
$2,100,000		California Infrastructure & Economic Development Bank, (Series 2005) Daily VRDNs (Asian Art Museum Foundation of San Francisco)/(MBIA Insurance Corp. INS)/(JPMorgan Chase Bank, N.A. LIQ), 3.750%, 9/2/2008	$2,100,000
200,000		California Infrastructure & Economic Development Bank, (Series 2008D) Daily VRDNs (California Academy of Sciences)/(City National Bank LOC), 2.100%, 9/1/2008	200,000
1,700,000		California State Department of Water Resources Power Supply Program, (Series 2005F-3) Daily VRDNs (Bank of New York and CALPERS (California Public Employees Retirement System) LOCs), 2.100%, 9/2/2008	1,700,000
		TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)	4,000,000
		TOTAL INVESTMENTS--98.4% (IDENTIFIED COST $78,426,635) [4]	77,342,733
		OTHER ASSETS AND LIABILITIES - NET--1.6% [5]	1,256,795
		TOTAL NET ASSETS--100%	$78,599,528

Securities that are subject to the federal alternative minimum tax (AMT) represent 10.1% of the Fund's portfolio as calculated based upon total market value (percentage is unaudited).

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At August 31, 2008, these restricted securities amounted to $3,817,625, which represented 4.9% of total net assets.

2 Zero coupon bond, reflects effective rate at time of purchase.

3 Current rate and next reset date shown for Variable Rate Demand Notes.

4 The cost of investments for federal tax purposes amounts to $78,419,994.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2008.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
COPs	--Certificates of Participation
FGIC	--Financial Guaranty Insurance Company
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HDFA	--Housing Development Finance Authority
INS	--Insured
LIQ	--Liquidity Agreement
LOC(s)	--Letter(s) of Credit
LT	--Limited Tax
MFH	--Multi-Family Housing
PCFA	--Pollution Control Finance Authority
PRF	--Prerefunded
SFM	--Single-Family Mortgage
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable-Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2008

Assets:
Total investments in securities, at value (identified cost $78,426,635)		$77,342,733
Cash		50,938
Income receivable		1,141,747
Receivable for investments sold		45,000
Receivable for shares sold		218,070
TOTAL ASSETS		78,798,488
Liabilities:
Payable for shares redeemed	$54,038
Income distribution payable	98,177
Payable for transfer and dividend disbursing agent fees and expenses	8,440
Payable for Directors'/Trustees' fees	111
Payable for portfolio accounting fees	5,419
Payable for distribution services fee (Note 5)	9,311
Payable for shareholder services fee (Note 5)	15,934
Accrued expenses	7,530
TOTAL LIABILITIES		198,960
Net assets for 7,650,321 shares outstanding		$78,599,528
Net Assets Consist of:
Paid-in capital		$82,832,528
Net unrealized depreciation of investments		(1,083,902)
Accumulated net realized loss on investments		(3,149,050)
Distributions in excess of net investment income		(48)
TOTAL NET ASSETS		$78,599,528
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($63,863,459 ÷ 6,215,992 shares outstanding), no par value, unlimited shares authorized		$10.27
Offering price per share (100/95.50 of $10.27) [1]		$10.75
Redemption proceeds per share		$10.27
Class B Shares:
Net asset value per share ($14,736,069 ÷ 1,434,329 shares outstanding), no par value, unlimited shares authorized		$10.27
Offering price per share		$10.27
Redemption proceeds per share (94.50/100 of $10.27) [1]		$9.71

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2008

Investment Income:
Interest			$4,147,456
Expenses:
Investment adviser fee (Note 5)		$313,832
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		4,508
Transfer and dividend disbursing agent fees and expenses		47,999
Directors'/Trustees' fees		2,702
Auditing fees		19,500
Legal fees		15,192
Portfolio accounting fees		68,035
Distribution services fee--Class A Shares (Note 5)		113,306
Distribution services fee--Class B Shares (Note 5)		123,576
Shareholder services fee--Class A Shares (Note 5)		150,668
Shareholder services fee--Class B Shares (Note 5)		41,192
Account administration fee--Class A Shares		1,799
Share registration costs		24,446
Printing and postage		26,325
Insurance premiums		4,912
Miscellaneous		1,819
TOTAL EXPENSES		1,149,811
Waivers, Reduction and Reimbursement:
Waiver of investment adviser fee (Note 5)	$(313,832)
Waiver of administrative personnel and services fee (Note 5)	(34,216)
Reduction of custodian fees	(122)
Waiver of distribution services fee--Class A Shares (Note 5)	(113,306)
Reimbursement of other operating expenses (Note 5)	(128,859)
TOTAL WAIVERS, REDUCTION AND REIMBURSEMENT		(590,335)
Net expenses			559,476
Net investment income			3,587,980
Realized and Unrealized Loss on Investments and Swap Contracts:
Net realized loss on investments			(277,220)
Net realized loss on swap contracts			(304,840)
Net change in unrealized appreciation of investments			(1,965,090)
Net realized and unrealized loss on investments and swap contracts			(2,547,150)
Change in net assets resulting from operations			$1,040,830

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,587,980	$3,684,759
Net realized gain (loss) on investments and swap contracts	(582,060)	488,091
Net change in unrealized appreciation/depreciation of investments	(1,965,090)	(3,149,989)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,040,830	1,022,861
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(2,930,810)	(2,756,424)
Class B Shares	(654,642)	(927,727)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(3,585,452)	(3,684,151)
Share Transactions:
Proceeds from sale of shares	18,833,949	20,713,920
Net asset value of shares issued to shareholders in payment of distributions declared	2,381,687	2,470,717
Cost of shares redeemed	(19,702,973)	(25,789,905)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	1,512,663	(2,605,268)
Change in net assets	(1,031,959)	(5,266,558)
Net Assets:
Beginning of period	79,631,487	84,898,045
End of period (including distributions in excess of net investment income of $(48) and $(74), respectively)	$78,599,528	$79,631,487

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2008

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated California Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Class A Shares and Class B Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal AMT) and the personal income taxes imposed by the state of California and California municipalities. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for municipal mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes" on September 1, 2007. As of and during the year ended August 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts and Interest Rate Lock Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount" for a predetermined period of time. The Fund may enter into interest rate, total return, credit default and other swap agreements.

Interest rate swap agreements generally involve the agreement by the Fund to pay a counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity.

Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Swaps, at value on the Statement of Assets and Liabilities, and periodic payments are reported as Net realized gain or loss on swap contracts in the Statement of Operations. For the year ended August 31, 2008, the Fund had a net realized loss on swap contracts of $304,840.

At August 31, 2008, the Fund had no outstanding swap contracts.

Inverse Floater Structures

The Fund may participate in Secondary Inverse Floater Structures in which fixed-rate, tax-exempt municipal bonds purchased by the Fund are transferred to a trust. The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust which is transferred to the Fund that is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The Fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the Fund's investments, and the related floating rate notes reflected as Fund liabilities under the caption, "Payable for floating rate certificate securities" in the Statement of Assets and Liabilities. At August 31, 2008, the Fund held no investments in secondary inverse floater structures. The Fund recorded no interest and trust expenses for these investments for the year ended August 31, 2008.

While these inverse floater structures are accounted for as secured borrowings, the Fund's Adviser has determined that they do not constitute borrowings for purposes of any fundamental limitation on borrowings that may be applicable to the Fund.

Futures Contracts

The Fund may periodically purchase or sell financial futures contracts to enhance yield, manage duration and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended August 31, 2008, the Fund had no net realized gains or losses on futures contracts.

At August 31, 2008, the Fund had no outstanding futures contracts.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at August 31, 2008, is as follows:

Security	Acquisition Date	Acquisition Cost
California PCFA, Solid Waste Disposal Revenue Bonds (Series 2005A-2), 5.40% (Waste Management, Inc.), 4/1/2025	3/30/2005	$1,000,000
California PCFA, Solid Waste Disposal Revenue Bonds, 5.125% TOBs (Waste Management, Inc.), Mandatory Tender 5/1/2014	4/30/2004	$ 750,000
California Statewide Communities Development Authority, Revenue Bonds (Series 2001), 6.75% (St. Mark's School), 6/1/2028	7/3/2001	$ 475,000
California Statewide Communities Development Authority, Revenue Bonds (Series 2002), 6.75% (Prospect Sierra School)/(United States Treasury PRF 9/1/2010@103)/(Original Issue Yield: 6.85%), 9/1/2032	5/10/2002	$ 384,982
California Statewide Communities Development Authority, Revenue Bonds (Series 2005A), 4.875% (Thomas Jefferson School of Law)/(United States Treasury PRF 10/1/2015@100)/(Original Issue Yield: 4.93%), 10/1/2035
	8/26/2005	$ 396,560
California Statewide Communities Development Authority, Revenue Bonds, 6.50% (Turningpoint School), 11/1/2031	3/23/2001	$ 500,000
Community Facilities District No. 3 (Liberty Station), Special Tax Bonds (Series 2006A), 5.75%, 9/1/2036	6/30/2006	$ 425,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended August 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,660,641	$17,493,384	1,807,948	$19,811,214
Shares issued to shareholders in payment of distributions declared	187,102	1,960,041	171,052	1,870,047
Shares redeemed	(1,335,191)	(14,095,637)	(1,305,332)	(14,256,904)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	512,552	$5,357,788	673,668	$7,424,357

Year Ended August 31	2008		2007
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	128,152	$1,340,565	82,554	$902,706
Shares issued to shareholders in payment of distributions declared	40,189	421,646	54,869	600,670
Shares redeemed	(530,467)	(5,607,336)	(1,051,663)	(11,533,001)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(362,126)	$(3,845,125)	(914,240)	$(10,029,625)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	150,426	$1,512,663	(240,572)	$(2,605,268)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for expiration of capital loss carryforwards and discount accretion/premium amortization on debt securities.

For the year ended August 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(13,726)	$(2,502)	$16,228

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2008 and 2007, was as follows:

	2008	2007
Tax-exempt income	$3,585,452	$3,684,151

As of August 31, 2008, the components of distributable earnings on a tax basis were as follows:

Distributions in excess of ordinary income	$(48)
Net unrealized depreciation	$(1,077,261)
Capital loss carryforwards and deferrals	$(3,155,691)

At August 31, 2008, the cost of investments for federal tax purposes was $78,419,994. The net unrealized depreciation of investments for federal tax purposes was $1,077,261. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,730,146 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,807,407.

At August 31, 2008, the Fund had a capital loss carryforward of $2,669,091 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$1,337,342
2010	$ 166,229
2011	$ 562,757
2012	$ 507,473
2016	$ 95,290

Capital loss carryforwards of $13,726 expired during the year ended August 31, 2008.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2008, for federal income tax purposes, post October losses of $486,600 were deferred to September 1, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended August 31, 2008, the Adviser voluntarily waived $313,832 of its fee and voluntarily reimbursed $128,859 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2008, the net fee paid to FAS was 0.199% of average daily net assets of the Fund. FAS waived $34,216 of its fee. The Fund currently accrues the minimum administrative fee; therefore the percentage of average aggregate daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class B Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2008, FSC voluntarily waived $113,306 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended August 31, 2008, FSC did not retain any fees paid by the Fund. On November 15, 2007, the Fund's Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund on April 30, 2008.

Sales Charges

For the year ended August 31, 2008, FSC retained $21,356 in sales charges from the sale of Class A Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class B Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended August 31, 2008, FSSC did not receive any fees paid by the Fund.

Interfund Transactions

During the year ended August 31, 2008, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $20,350,000 and $17,850,000, respectively.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares and Class B Shares (after the voluntary waivers and reimbursements) will not exceed 0.75% and 1.52%, respectively, for the fiscal year ending August 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through October 31, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. EXPENSE REDUCTION

Through arrangements with the Fund's custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended August 31, 2008, the Fund's expenses were reduced by $122 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2008, were as follows:

Purchases	$16,270,792
Sales	$19,060,465

8. CONCENTRATION OF RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2008, 37.6% of the securities in the portfolio of investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 9.8% of total investments.

9. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of August 31, 2008, there were no outstanding loans. During the year ended August 31, 2008, the Fund did not utilize the LOC.

10. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of August 31, 2008, there were no outstanding loans. During the year ended August 31, 2008, the program was not utilized.

11. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

13. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended August 31, 2008, 100.0% of the distributions from net investment income is exempt from federal income tax and the personal income taxes imposed by the state of California and California Municipalities, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS FEDERATED MUNICIPAL SECURITIES INCOME TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated California Municipal Income Fund (the "Fund"), a portfolio of Federated Municipal Securities Income Trust, as of August 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to September 1, 2005, were audited by other independent registered public accountants whose report thereon dated October 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated California Municipal Income Fund as of August 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
October 24, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: July 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: August 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: July 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt fixed-income products in 2004. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations: J. Scott Albrecht is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED CALIFORNIA MUNICIPAL INCOME FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the periods ending December 31, 2007, the Fund's performance for the one-year period fell below the median of the relevant peer group, and the Fund's performance for the three-year period was above the median of the relevant peer group. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contracts. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated CaliforniaMunicipal Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923104
Cusip 313923203

28991 (10/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Michigan Intermediate Municipal Trust

Established 1991

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2008

Class A Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2008		2007	2006 [1]	2005	2004
Net Asset Value, Beginning of Period	$10.84		$11.03	$11.23	$11.36	$11.17
Income From Investment Operations:
Net investment income	0.45		0.46	0.45	0.44	0.43
Net realized and unrealized gain (loss) on investments and futures contracts	(0.00	) [2]	(0.19)	(0.20)	(0.13)	0.19
TOTAL FROM INVESTMENT OPERATIONS	0.45		0.27	0.25	0.31	0.62
Less Distributions:
Distributions from net investment income	(0.45)		(0.46)	(0.45)	(0.44)	(0.43)
Net Asset Value, End of Period	$10.84		$10.84	$11.03	$11.23	$11.36
Total Return [3]	4.19%		2.49%	2.33%	2.78%	5.60%

Ratios to Average Net Assets:
Net expenses	0.53%		0.50%	0.50%	0.50%	0.50%
Net investment income	4.10%		4.21%	4.10%	3.91%	3.76%
Expense waiver [4]	0.32%		0.34%	0.32%	0.32%	0.36%
Supplemental Data:
Net assets, end of period (000 omitted)	$155,117		$151,877	$167,329	$213,304	$164,213
Portfolio turnover	13%		17%	22%	21%	20%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Represents less than $0.01.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fee and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2008 to August 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchases or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2008	Ending Account Value 8/31/2008	Expenses Paid During Period [1]
Actual	$1,000	$1,036.90	$2.76
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,022.42	$2.75

1 Expenses are equal to the Fund's annualized net expense ratio of 0.54%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period).

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 4.19%. 1 The total returns of the Lehman Brothers 7-Year Municipal Bond Index (LB7MB) and the Lehman Brothers 7-Year General Obligation Bond Index (LB7GO), the fund's benchmark indices, 2 were 6.71% and 7.16% respectively during the 12-month reporting period. The fund's total return for the most recently completed fiscal year end reflected actual cashflows, transaction costs and other expenses, which were not reflected in the total return of the LB7MB or the LB7GO.

The fund's investment strategy focused on: (a) the effective duration 3 of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates) 4 ; (b) the allocation of the portfolio among securities of similar issuers (referred to as sectors); (c) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities); and (d) the credit ratings of portfolio securities (which indicates the risk that securities will default). These were the most significant factors affecting the fund's performance relative to the LB7MB and LB7GO.

The 4.19% total return of the Class A Shares for the reporting period consisted of 4.19% of tax-exempt dividends and reinvestments with no change in the net asset value of the shares.

1 Income may be subject to the federal alternative minimum tax.

2 The LB7MB is an unmanaged index comprising investment-grade, tax-exempt and fixed-rate bonds; all securities have maturities between six and eight years and are selected from issues larger than $50 million. The LB7GO is an unmanaged index comprising investment-grade, tax-exempt and fixed-rate bonds; all securities have maturities between six and eight years and are selected from issues larger than $50 million. The LB7MB and LB7GO are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflect in the fund's performance. The LB7MB and LB7GO are unmanaged and, unlike the fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

4 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

MARKET OVERVIEW

During the 12-month reporting period the market's perception of risk changed significantly. Market volatility spiked and a credit crunch developed as banks tightened credit standards and the money markets suffered dislocations in response to the bursting of the housing bubble. Toward the end of the period, conditions in the market for subprime mortgages and related instruments, including segments of the asset-backed commercial paper market, deteriorated sharply. This led to volatile financial market conditions and an increased investor preference for safe assets as well as revisions in expectations concerning Federal Reserve (the "Fed") policy. The Fed reduced the Federal Funds' Target Rate by 3.25% to 2.00% and changed its bias to a downside risk to growth. This led to a trend of moderately lower interest rates and an environment in which tax-exempt municipal credit spreads widened, or the yield difference increased between AAA-rated tax-exempt municipal bonds and bonds of lower credit quality and similar maturity.

Financial markets have remained under considerable stress and credit conditions have tightened further for businesses and households. Information available at or near the end of the reporting period pointed to a deepening of the housing contraction as well as softening in the labor markets. The tax-exempt municipal bond market has been affected by the events in the housing and mortgage markets. Credit risk and liquidity concerns resulted in a widening of tax-exempt municipal credit spreads and a steepening of the tax-exempt municipal yield curve with long-term interest rates rising more than short-term interest rates (that is, as securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income steepened).

Michigan's economy has struggled of late, led by a downturn in auto manufacturing. As of July 2008 the state's unemployment rate was 8.5%, well-above the national average and up from 7.1% a year earlier. The state's ratings by Moody's (Aa3), S&P (AA-), and Fitch (AA- with negative outlook) remained unchanged during the period. Supply of tax-exempt municipal bonds in the state rose by 12% during the first eight months of 2008 versus the same period in 2007 according to The Bond Buyer.

DURATION

As determined at the end of the 12-month reporting period, the fund's dollar-weighted average duration for the reporting period was 4.65 years. Duration management was a significant component of the fund's investment strategy and did have a positive impact on performance during the period. The shorter a fund's duration relative to an index, the less its net asset value will react as interest rates change. The fund adjusted duration relative to the LB7MB and LB7GO several times over the reporting period to seek to take advantage of expectations concerning short-term interest rate movements. Overall, the fund maintained a neutral to short duration relative to the duration of the indices. As a result, duration relative to the benchmark had a slightly positive impact on the fund's performance over the reporting period.

SECTOR

During the 12-month reporting period, the fund's sector allocation hurt its performance relative to its indices. The LB7GO consists exclusively of general obligation bonds, which were among the best performing sectors in the market. The fund's allocations to revenue and insured bonds caused it to lag the LB7GO during the period.

The fund had a large allocation to insured bonds. A number of bond insurance companies which had insured mortgage-related securities saw severe downgrades as the housing market deteriorated. Bonds which were insured by municipal bond insurers such as Radian Assurance, Federal Guaranty Insurance Corporation and American Capital Access saw their prices decline. Among other sectors, the fund allocated more of its portfolio to securities backed by hospitals than the LB7MB. Hospitals underperformed, causing a drag on the fund's performance. The fund was underweight general obligations and utility bonds, two of the indices' best-performing sectors. On the positive side, the fund was overweight pre-refunded debt which outperformed the indices as a whole.

MATURITY AND YIELD CURVE

The fund generally invested in a larger range of maturities than its indices, with over 90% of its maturities ranging from 2 to 15 years. The best-performing securities were generally from 3 to 8 years with both shorter and longer holdings underperforming. The fund's maturity profile relative to the index provided negative excess return over the 12-month period.

CREDIT QUALITY

Although there was no appreciable change in fundamental credit quality during the 12-month reporting period, both the change in risk-taking by investors and the negative impact on market liquidity resulted in underperformance of bonds rated A and BBB relative to bonds rated in the higher rating categories. Credit spreads increased in the second half of the period, with the widening of credit spreads to a greater extent for A and BBB-rated (or comparable quality) 5 debt. The fund's credit quality was generally in line with its indices and did not have a significant impact on relative performance.

5 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Michigan Intermediate Municipal Trust (the "Fund") from August 31, 1998 to August 31, 2008, compared to the Lehman Brothers 7-Year General Obligations Municipal Bond Index (LB7GO), 2 Lehman Brothers Municipal Bond Index (LBMB) 2 and the Lehman Brothers 7-year Municipal Bond Index (LB7MB). 2,3

Average Annual Total Returns [4] for the Period Ended 8/31/2008
1 Year	1.02%
5 Years	2.84%
10 Years	3.87%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 3.00%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB7GO and the LBMB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LB7MB is an unmanaged index comprising investment-grade, tax-exempt and fixed-rate bonds; all securities have maturities between six and eight years and are selected from issues larger that $50 million. The LB7GO is an unmanaged index of tax-exempt municipal bonds. The LBMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the LBMB, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990 and must be at least one year from their maturity date. The LB7GO and the LBMB are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 The Adviser changed the benchmark index from LB7GO to LB7MB because LB7MB is more representative of the Fund's portfolio.

4 Total returns quoted reflect all applicable sales charges.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At August 31, 2008, the Fund's sector composition 1 was as follows:

Sector Composition	Percentage of Total Net Assets
Insured	48.9%
Refunded	16.6%
Hospital	14.6%
General Obligation--Local	8.0%
General Obligation--State	2.8%
Resource Recovery	2.4%
Industrial Development Bond/Pollution Control Revenue	1.8%
Transportation	1.2%
Bank Enhanced	1.0%
Water and Sewer	0.9%
Other [2]	0.7%
Other Assets and Liabilities--Net [3]	1.1%
TOTAL	100.0%

1 Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's adviser. For securities that have been enhanced by a third party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third party as determined by the Fund's adviser. Securities that are insured by a bond insurer are assigned to the "Insured" sector. Refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.

2 For purposes of this table, sector classifications constitute 98.2% of the Fund's total net assets. Remaining sectors have been aggregated under the designation "Other."

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

August 31, 2008

Principal Amount			Value
		MUNICIPAL BONDS--97.9%
		Michigan--97.9%
$1,000,000		Allendale, MI Public School District, UT GO Bonds, 5.00% (FSA INS), 5/1/2021	$1,052,910
500,000		Anchor Bay, MI School District, Refunding UT GO Bonds (Series III), 5.50% (GTD by Q-SBLF), 5/1/2014	543,320
1,000,000		Anchor Bay, MI School District, Refunding UT GO Bonds (Series III), 5.50% (GTD by Q-SBLF), 5/1/2017	1,086,640
365,000		Anchor Bay, MI School District, School Building & Site UT GO Bonds (Series II), 6.125% (FGIC INS), 5/1/2011	398,032
1,070,000		Anchor Bay, MI School District, UT GO Bonds (Series 1999I), 5.75% (United States Treasury PRF 5/1/2009@100)/(Original Issue Yield: 5.80%), 5/1/2014	1,099,083
1,300,000		Ann Arbor, MI Public School District, School Building & Site UT GO Bonds, 5.00% (MBIA Insurance Corp. INS), 5/1/2019	1,384,201
955,000		Ann Arbor, MI, Court and Police Facilities LT GO Capital Improvement Bonds, 4.75%, 5/1/2025	971,254
1,125,000		Armada, MI Area Schools, School Building & Site UT GO Bonds, 5.00% (MBIA Insurance Corp. INS), 5/1/2021	1,174,376
1,060,000		Armada, MI Area Schools, School Building & Site UT GO Bonds, 5.00% (MBIA Insurance Corp. INS), 5/1/2023	1,092,659
1,000,000		Battle Creek, MI School District, School Building & Site UT GO Bonds, 5.00% (FSA INS), 5/1/2013	1,088,370
1,000,000		Battle Creek, MI School District, School Building & Site UT GO Bonds, 5.00% (FSA INS), 5/1/2022	1,046,480
2,000,000		Bay City, MI School District, School Building & Site UT GO Bonds (Series 2006), 5.00% (FSA INS), 5/1/2014	2,187,800
1,090,000		Boyne City, MI Public School District, UT GO Bonds, 5.60% (United States Treasury PRF 5/1/2009@100)/(Original Issue Yield: 5.70%), 5/1/2014	1,118,536
1,000,000		Brandon School District, MI, UT GO School Building and Site Bonds, 5.00% (FSA INS), 5/1/2019	1,064,770
1,215,000		Bridgeport Spaulding, MI Community School District, UT GO Bonds, 5.50% (GTD by Q-SBLF), 5/1/2015	1,320,268
1,245,000		Charlevoix, MI Public School District, Refunding UT GO Bonds, 5.25% (GTD by Q-SBLF), 5/1/2016	1,333,208
1,400,000		Coopersville, MI Public Schools, School Building & Site UT GO Bonds, 5.00% (FSA INS), 5/1/2021	1,466,836
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Michigan--continued
$1,250,000		Coopersville, MI Public Schools, School Building & Site UT GO Bonds, 5.00% (FSA INS), 5/1/2022	$1,302,450
1,000,000		Cornell Township MI, Economic Development Corp., Refunding Revenue Bonds, 5.875% (MeadWestvaco Corp.)/(United States Treasury PRF 5/1/2012@100), 5/1/2018	1,109,510
1,000,000		Detroit, MI Water Supply System, Senior Lien Revenue Bonds (Series 1999A), 5.75% (United States Treasury PRF 1/1/2010@101)/(Original Issue Yield: 5.84%), 7/1/2019	1,058,180
1,000,000		Detroit, MI Water Supply System, Senior Lien Revenue Bonds (Series 2005-B), 5.50% (Berkshire Hathaway Assurance Corp. INS), 7/1/2020	1,094,120
2,000,000		Detroit, MI Water Supply System, Senior Lien Revenue Bonds (Series 2006A), 5.00% (FSA INS), 7/1/2018	2,122,960
1,335,000		Detroit, MI, Refunding UT GO Bonds, 5.75% (FSA INS), 4/1/2010	1,394,688
1,000,000		Detroit, MI, UT GO Bonds (Series 1999A), 5.00% (FSA INS)/(Original Issue Yield: 5.16%), 4/1/2019	1,023,110
2,000,000		Detroit, MI, UT GO Bonds (Series 2008-A), 5.00% (Assured Guaranty Corp. INS), 4/1/2021	2,027,760
1,000,000		Detroit, MI, UT GO Bonds, (Series A-1), 5.375% (MBIA Insurance Corp. INS), 4/1/2017	1,025,160
1,120,000		Detroit, MI, UT GO Bonds, (Series B), 5.00% (FSA INS), 4/1/2015	1,206,442
1,000,000		Detroit/Wayne County, MI Stadium Authority, Revenue Bonds, 5.25% (FGIC INS)/(Original Issue Yield: 5.55%), 2/1/2011	1,008,270
1,000,000		Dickinson County, MI Economic Development Corp., Refunding Environmental Improvement Revenue Bonds (Series 2002A), 5.75% (International Paper Co.), 6/1/2016	988,220
2,000,000		Dickinson County, MI Economic Development Corp., Refunding PCRBs (Series 2004A), 4.80% (International Paper Co.), 11/1/2018	1,801,540
1,925,000		East Grand Rapids, MI Public School District, Refunding UT GO Bonds (Series 2001), 5.50% (GTD by Q-SBLF), 5/1/2019	2,029,354
1,005,000		Gerrish-Higgins School District, MI, School Building & Site UT GO Bonds (Series 2008), 5.00% (Assured Guaranty Corp. INS), 5/1/2021	1,059,883
1,055,000		Gerrish-Higgins School District, MI, School Building & Site UT GO Bonds (Series 2008), 5.00% (Assured Guaranty Corp. INS), 5/1/2022	1,105,207
1,415,000		Grand Rapids, MI Sanitary Sewer System, Improvement Revenue Bonds (Series 2008), 5.00%, 1/1/2023	1,483,783
1,000,000		Hartland, MI Consolidated School District, Refunding UT GO Bonds, 5.375% (GTD by Q-SBLF), 5/1/2016	1,066,110
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Michigan--continued
$1,650,000		Hartland, MI Consolidated School District, UT GO Bonds, 5.75% (GTD by Q-SBLF), 5/1/2010	$1,747,383
1,375,000		Howell, MI Public Schools, Refunding UT GO Bonds (Series 2001), 5.25% (GTD by Q-SBLF), 5/1/2014	1,460,401
1,575,000		Howell, MI Public Schools, Refunding UT GO Bonds, 5.25% (GTD by Q-SBLF), 5/1/2017	1,672,823
2,000,000		Howell, MI Public Schools, UT GO Bonds, 5.875% (United States Treasury PRF 5/1/2009@100)/(Original Issue Yield: 5.95%), 5/1/2022	2,056,020
2,000,000		Jackson County, MI Public Schools, UT GO Bonds, 5.60% (United States Treasury PRF 5/1/2010@100)/(Original Issue Yield: 5.70%), 5/1/2019	2,115,040
1,575,000		Jenison, MI Public Schools, UT GO Refunding Bonds, 5.25% (FGIC INS), 5/1/2011	1,670,744
1,000,000		Kalamazoo, MI Public Schools, Refunding Building & Site UT GO Bonds, 5.00% (FSA INS), 5/1/2018	1,078,470
1,785,000		Kent County, MI Airport Revenue, LT GO Airport Revenue Bonds (Series 2007), 5.00% (Gerald R. Ford International Airport), 1/1/2021	1,876,803
1,345,000		Kent County, MI, Capital Improvement LT GO Bonds (Series 2004A), 5.00%, 12/1/2020	1,423,346
1,250,000		Kent Hospital Finance Authority, MI, Revenue Bonds (Series 2005A), 5.50% (Metropolitan Hospital), 7/1/2020	1,186,287
1,000,000		Lake Orion, MI School District, UT GO Bonds (Series 2000A), 5.75% (United States Treasury PRF 5/1/2010@100)/(Original Issue Yield: 5.89%), 5/1/2015	1,058,450
1,700,000		Lake Superior State University, MI, General Revenue Bonds, 5.50% (AMBAC INS), 11/15/2021	1,774,630
2,275,000		Lakeview, MI Public School District, Refunding UT GO Bonds, 5.00% (MBIA Insurance Corp. INS), 5/1/2017	2,481,479
1,000,000		Lansing, MI School District, Refunding School Building & Site UT GO Bonds, 5.00% (GTD by Q-SBLF), 5/1/2020	1,046,800
1,000,000		Marshall, MI Public School District, UT GO Refunding Bonds, 4.00% (Syncora Guarantee, Inc. INS), 5/1/2013	1,041,490
1,200,000		Marysville, MI Public School District, School Building & Site UT GO Bonds (Series 2007), 5.00% (FSA INS), 5/1/2022	1,255,776
2,000,000		Mattawan, MI Consolidated School District, UT GO Bonds, 5.65% (United States Treasury PRF 5/1/2010@100)/(Original Issue Yield: 5.67%), 5/1/2018	2,116,680
1,000,000		Michigan Municipal Bond Authority, Revenue Bonds (Series 2005B), 5.00% (Detroit, MI City School District)/(FSA INS), 6/1/2015	1,089,940
1,000,000		Michigan Municipal Bond Authority, Revenue Bonds (Series 2007B), 5.00% (AMBAC INS), 12/1/2013	1,073,820
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Michigan--continued
$2,190,000		Michigan Municipal Bond Authority, Revenue Bonds, 5.625% (Drinking Water Revolving Fund)/(United States Treasury PRF 10/1/2009@101), 10/1/2013	$2,298,427
1,000,000		Michigan State Building Authority, Facilities Program Refunding Revenue Bonds (Series 2001I), 5.50%, 10/15/2019	1,059,940
2,000,000	[1]	Michigan State Building Authority, Revenue Bonds (Series 2006 IA)/(FGIC INS) 4.77%, 10/15/2021	992,400
1,100,000		Michigan State Building Authority, Refunding Revenue Bonds, (Series 1), 4.75% (Original Issue Yield: 4.98%), 10/15/2018	1,106,853
1,000,000		Michigan State Department of Transportation, GANs (Series 2007), 5.25% (FSA INS), 9/15/2019	1,087,650
1,500,000		Michigan State Hospital Finance Authority, Hospital Refunding Revenue Bonds (Series 2003A), 5.50% (Henry Ford Health System, MI)/(United States Treasury COL), 3/1/2013	1,664,280
1,275,000		Michigan State Hospital Finance Authority, Hospital Revenue & Refunding Bonds (Series 2007A), 5.00% (Oakwood Obligated Group), 7/15/2018	1,271,978
1,000,000		Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Series 2005A), 5.00% (Marquette General Hospital, MI), 5/15/2012	1,017,360
1,000,000		Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Series 2005A), 5.00% (Marquette General Hospital, MI), 5/15/2013	1,009,950
2,000,000		Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Series 2006A), 5.00% (MidMichigan Obligated Group), 4/15/2026	1,923,720
1,000,000		Michigan State Hospital Finance Authority, Hospital Revenue and Refunding Bonds (Series 2006A), 5.00% (Henry Ford Health System, MI), 11/15/2021	975,390
1,300,000		Michigan State Hospital Finance Authority, Refunding Revenue Bonds (Series 2002A), 5.50% (Crittenton Hospital, MI), 3/1/2016	1,351,948
1,175,000		Michigan State Hospital Finance Authority, Refunding Revenue Bonds (Series A), 6.00% (Trinity Healthcare Credit Group)/(Original Issue Yield: 6.14%), 12/1/2020	1,236,124
1,000,000		Michigan State Hospital Finance Authority, Revenue & Refunding Bonds (Series 1998A), 5.10% (McLaren Health Care Corp.)/(Original Issue Yield: 5.15%), 6/1/2013	1,010,670
2,000,000		Michigan State Hospital Finance Authority, Revenue Bonds (Series 1993P), 5.375% (Sisters of Mercy Health System)/(United States Treasury COL)/(Original Issue Yield: 5.55%), 8/15/2014	2,166,800
2,000,000		Michigan State Hospital Finance Authority, Revenue Bonds (Series 1999A), 6.00% (Ascension Health Credit Group)/(MBIA Insurance Corp. INS), 11/15/2011	2,087,940
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Michigan--continued
$2,000,000		Michigan State Hospital Finance Authority, Revenue Bonds (Series 2005C), 5.00% (McLaren Health Care Corp.), 8/1/2020	$1,961,220
2,000,000		Michigan State Hospital Finance Authority, Revenue Bonds (Series 2006A), 5.00% (Trinity Healthcare Credit Group), 12/1/2026	1,948,460
1,000,000		Michigan State Hospital Finance Authority, Refunding Revenue Bonds, 5.00% (Chelsea Community Hospital)/(Original Issue Yield: 5.30%), 5/15/2012	1,010,480
500,000		Michigan State Hospital Finance Authority, Refunding Revenue Bonds, 5.00% (Sparrow Obligated Group, MI), 11/15/2017	512,205
3,500,000	[1]	Michigan State House of Representatives, COP, 5.29% accrual (Capitol Outlook LLC)/(United States Treasury COL)/(Original Issue Yield: 5.29%), 8/15/2022	1,780,520
820,000		Michigan State Strategic Fund, Revenue Bonds (Series 2004), 5.00% (NSF International), 8/1/2013	828,512
2,000,000		Michigan State Strategic Fund, Revenue Bonds, 4.25% TOBs (Republic Services, Inc.), Mandatory Tender 4/1/2014	1,823,340
175,000		Michigan State Strategic Fund, Revenue Bonds, 5.30% (Porter Hills Presbyterian Village, Inc.)/(Original Issue Yield: 5.422%), 7/1/2018	171,756
1,000,000		Michigan State Strategic Fund, Solid Disposal LT Obligation Refunding Revenue Bonds (Series 2002), 4.625% (Waste Management, Inc.), 12/1/2012	956,710
1,000,000		Michigan State Strategic Fund, Solid Waste Refunding LO Revenue Bonds, 4.50% (Waste Management, Inc.), 12/1/2013	931,530
1,000,000		Michigan State Trunk Line, Revenue Bonds (Series 2001A), 5.50% (United States Treasury PRF 11/1/2011@100), 11/1/2018	1,090,460
2,000,000		Michigan State Trunk Line, Revenue Bonds, 5.00% (FGIC INS), 11/1/2014	2,189,540
2,000,000		Michigan State University, LIBOR-Index Revenue Bonds (Series 2007B), 2.4606% (AMBAC INS), 11/15/2008	1,648,000
2,000,000		Michigan State, Environmental Program & Refunding UT GO Bonds (Series 2008A), 5.00%, 5/1/2016	2,190,360
2,000,000		Michigan Technological University Board of Control, General Revenue & Revenue Refunding Bonds (Series 2008), 5.25% (Assured Guaranty Corp. INS), 10/1/2018	2,219,480
1,250,000		Milan, MI Area Schools, UT GO Bonds (Series 2000A), 5.75% (United States Treasury PRF 5/1/2010@100)/(Original Issue Yield: 5.86%), 5/1/2020	1,324,975
500,000		Northview Michigan Public School District, Refunding UT GO Bonds, 5.00% (FSA INS), 5/1/2019	539,335
600,000		Novi, MI Community School District, School Building & Site UT GO Bonds, 4.00% (MBIA Insurance Corp. INS), 5/1/2014	624,162
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Michigan--continued
$1,170,000		Romulus, MI Community Schools, UT GO Bonds, 6.00% (United States Treasury PRF 5/1/2009@100), 5/1/2011	$1,203,743
1,130,000		Romulus, MI Tax Increment Finance Authority, Recreation Center LT GO Bonds, 5.00% (FSA INS), 11/1/2022	1,183,957
1,100,000		Roseville, MI Community Schools, School Building & Site Refunding UT GO Bonds, 5.00% (FSA INS), 5/1/2021	1,152,514
1,400,000		Saginaw, MI City School District, School Building and Site UT GO Bonds, 5.00% (FSA INS), 5/1/2018	1,505,042
1,000,000		Saginaw, MI Hospital Finance Authority, Hospital Revenue Refunding Bonds (Series 2004G), 5.00% (Covenant Medical Center, Inc.), 7/1/2017	1,011,540
1,500,000		Saginaw, MI Hospital Finance Authority, Refunding Revenue Bonds (Series 1999E), 5.625% (Covenant Medical Center, Inc.)/(MBIA Insurance Corp. INS), 7/1/2013	1,553,565
5,000,000		Saginaw, MI Hospital Finance Authority, Revenue Bonds, (Series F), 6.50% (Covenant Medical Center, Inc.)/(Original Issue Yield: 6.645%), 7/1/2030	5,257,450
1,130,000		Taylor, MI Building Authority, Refunding LT GO Bonds, 5.00% (MBIA Insurance Corp. INS), 12/1/2015	1,226,784
1,350,000		Thornapple Kellogg, MI School District, School Building & Site Refunding UT GO Bonds, 5.00% (MBIA Insurance Corp. INS), 5/1/2022	1,407,793
1,250,000		Trenton, MI Building Authority, LT GO Bonds, 5.625% (United States Treasury PRF 10/1/2010@101)/(Original Issue Yield: 5.73%), 10/1/2021	1,348,850
2,000,000		Troy, MI City School District, School Building & Site UT GO Bonds, 5.00% (MBIA Insurance Corp. INS), 5/1/2020	2,103,500
500,000		Utica, MI Community Schools, School Building and Site Refunding UT GO Bonds, 5.00% (MBIA Insurance Corp. INS), 5/1/2017	547,315
1,625,000		Warren Woods, MI Public Schools, School Building & Site UT GO Bonds, 5.00% (FSA INS), 5/1/2018	1,746,924
2,000,000		Wayne County, MI Airport Authority, Airport Refunding Revenue Bonds, 5.00% (FGIC INS), 12/1/2022	2,013,100
2,000,000		Wayne State University, MI, General Revenue Refunding Bonds (Series 2008), 5.00% (FSA INS), 11/15/2019	2,161,660
1,775,000		West Bloomfield, MI School District, Refunding UT GO Bonds, 5.50% (United States Treasury PRF 5/1/2011@100), 5/1/2015	1,920,373
900,000		West Bloomfield, MI School District, UT GO Bonds, 5.70% (United States Treasury PRF 5/1/2010@100)/(Original Issue Yield: 5.75%), 5/1/2014	953,244
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Michigan--continued
$1,000,000		West Branch Rose City, MI Area School District, UT GO Bonds, 5.50% (United States Treasury PRF 5/1/2009@100)/(Original Issue Yield: 5.60%), 5/1/2017	$1,025,520
1,025,000		Whitehall, MI District Schools, UT GO Bonds, 5.50% (United States Treasury PRF 11/1/2011@100), 5/1/2016	1,120,674
380,000		Wyandotte, MI Electric Authority, Refunding Revenue Bonds, 6.25% (MBIA Insurance Corp. INS)/(Original Issue Yield: 6.55%), 10/1/2008	381,338
2,350,000		Ypsilanti, MI School District, UT GO Bonds, 5.00% (MBIA Insurance Corp. INS), 5/1/2023	2,440,287
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $149,629,908)	151,839,520
		SHORT-TERM MUNICIPAL--1.0% [2]
		Michigan--1.0%
1,600,000		Michigan State Hospital Finance Authority, (Series 1999 A) Weekly VRDNs (Covenant Retirement Communities, Inc.)/(LaSalle Bank, N.A. LOC), 1.800%, 9/4/2008 (AT AMORTIZED COST)	1,600,000
		TOTAL MUNICIPAL INVESTMENTS--98.9% (IDENTIFIED COST $151,229,908) [3]	153,439,520
		OTHER ASSETS AND LIABILITIES - NET--1.1% [4]	1,677,485
		TOTAL NET ASSETS--100%	$155,117,005

Securities that are subject to the federal alternative minimum tax (AMT) represent 3.3% of the Fund's portfolio as calculated based upon total market value (percentage is unaudited).

1 Zero coupon bond, reflects effective rate at time of purchase.

2 Current rate and next reset date shown for Variable Rate Demand Notes.

3 The cost of investments for federal tax purposes amounts to $151,189,191.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2008.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
COP	--Certificates of Participation
FGIC	--Financial Guaranty Insurance Company
FSA	--Financial Security Assurance
GANs	--Grant Anticipation Notes
GO	--General Obligation
GTD	--Guaranteed
INS	--Insured
LIBOR	--London Interbank Offered Rate
LO	--Limited Obligation
LOC	--Letter of Credit
LT	--Limited Tax
PCRBs	--Pollution Control Revenue Bonds
PRF	--Prerefunded
Q-SBLF	--Qualified State Bond Loan Fund
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2008

Assets:
Total investments in securities, at value (identified cost $151,229,908)		$153,439,520
Cash		13,943
Income receivable		2,148,131
Receivable for shares sold		28,010
TOTAL ASSETS		155,629,604
Liabilities:
Payable for shares redeemed	$266,196
Income distribution payable	189,150
Payable for Directors'/Trustees' fees	155
Payable for transfer and dividend disbursing agent fees and expenses	5,542
Payable for shareholder services fee (Note 5)	30,382
Accrued expenses	21,174
TOTAL LIABILITIES		512,599
Net assets for 14,308,677 shares outstanding		$155,117,005
Net Assets Consist of:
Paid-in capital		$153,700,298
Net unrealized appreciation of investments		2,209,612
Accumulated net realized loss on investments and futures contracts		(793,027)
Undistributed net investment income		122
TOTAL NET ASSETS		$155,117,005
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net asset value per share ($155,117,005 ÷ 14,308,677 shares outstanding), no par value, unlimited shares authorized		$10.84
Offering price per share (100/97.00 of $10.84) [1]		$11.18
Redemption proceeds per share		$10.84

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2008

Investment Income:
Interest			$7,161,040
Expenses:
Investment adviser fee (Note 5)		$618,509
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		7,381
Transfer and dividend disbursing agent fees and expenses		31,688
Directors'/Trustees' fees		3,080
Auditing fees		19,500
Legal fees		17,390
Portfolio accounting fees		58,788
Shareholder services fee (Note 5)		331,402
Account administration fee		16,727
Share registration costs		23,380
Printing and postage		23,039
Insurance premiums		5,107
Miscellaneous		1,939
TOTAL EXPENSES		1,307,930
Waivers (Note 5):
Waiver of investment adviser fee	$(469,143)
Waiver of administrative personnel and services fee	(23,455)
TOTAL WAIVERS		(492,598)
Net expenses			815,332
Net investment income			6,345,708
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			339,470
Net change in unrealized appreciation of investments			(324,707)
Net realized and unrealized gain on investments			14,763
Change in net assets resulting from operations			$6,360,471

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$6,345,708	$6,786,556
Net realized gain on investments	339,470	1,050,608
Net change in unrealized appreciation/depreciation of investments	(324,707)	(3,799,905)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	6,360,471	4,037,259
Distributions to Shareholders:
Distributions from net investment income	(6,335,046)	(6,774,889)
Share Transactions:
Proceeds from sale of shares	33,426,415	44,958,858
Net asset value of shares issued to shareholders in payment of distributions declared	4,019,791	4,216,926
Cost of shares redeemed	(34,231,549)	(61,890,524)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	3,214,657	(12,714,740)
Change in net assets	3,240,082	(15,452,370)
Net Assets:
Beginning of period	151,876,923	167,329,293
End of period (including undistributed (distributions in excess of) net investment income of $122 and $(31), respectively)	$155,117,005	$151,876,923

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2008

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Michigan Intermediate Municipal Trust (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers one class of shares: Class A Shares. The investment objective of the Fund is to provide current income exempt from federal regular income tax and the personal income taxes imposed by the state of Michigan and Michigan municipalities. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for municipal mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on September 1, 2007. As of and during the year ended August 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended August 31	2008	2007
Shares sold	3,064,275	4,092,446
Shares issued to shareholders in payment of distributions declared	369,522	384,416
Shares redeemed	(3,133,678)	(5,643,955)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	300,119	(1,167,093)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities.

For the year ended August 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(10,509)	$10,509

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2008 and 2007, was as follows:

	2008	2007
Tax-exempt income	$6,335,046	$6,774,889

As of August 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$122
Net unrealized appreciation	$2,250,329
Capital loss carryforwards	$(833,744)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.

At August 31, 2008, the cost of investments for federal tax purposes was $151,189,191. The net unrealized appreciation of investments for federal tax purposes was $2,250,329. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $4,204,847 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,954,518.

At August 31, 2008, the Fund had a capital loss carryforward of $833,744 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2013	$827,450
2014	$ 6,294

The Fund used capital loss carryforwards of $342,321 to offset taxable capital gains realized during the year ended August 31, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2008, the Adviser voluntarily waived $469,143 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2008, the net fee paid to FAS was 0.082% of average daily net assets of the Fund. FAS waived $23,455 of its fee.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended August 31, 2008, FSSC received $2,144 of fees paid by the Fund.

Interfund Transactions

During the year ended August 31, 2008, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $35,200,000 and $34,250,000, respectively.

Expense Limitation

The Adviser and its affiliates (which may include FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the Financial Highlights) paid by the Fund's Class A Shares (after the voluntary waivers and reimbursements) will not exceed 0.54% for the fiscal year ending August 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through October 31, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2008, were as follows:

Purchases	$21,537,766
Sales	$19,349,244

7. CONCENTRATION OF RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2008, 45.8% of the securities in the Portfolio of Investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 18.1% of total investments.

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of August 31, 2008, there were no outstanding loans. During the year ended August 31, 2008, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of August 31, 2008, there were no outstanding loans. During the year ended August 31, 2008, the program was not utilized.

10. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended August 31, 2008, 100.0% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE FEDERATED MUNICIPAL SECURITIES INCOME TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Michigan Intermediate Municipal Income Fund (the "Fund"), a portfolio of Federated Municipal Securities Income Trust, as of August 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to September 1, 2005, were audited by other independent registered public accountants whose report thereon dated October 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Michigan Intermediate Municipal Income Fund as of August 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts

October 24, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: July 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: August 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: July 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt fixed-income products in 2004. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations: J. Scott Albrecht is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Evaluation and Approval of Advisory
Contract -May 2008

FEDERATED MICHIGAN INTERMEDIATE MUNICIPAL TRUST (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one- and three-year periods ending December 31, 2007, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Michigan Intermediate Municipal Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923302

G01106-03 (10/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Municipal High Yield Advantage Fund

Established 1987

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2008

Class A Shares
Class B Shares
Class C Shares
Class F Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares 1

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2008		2007	2006	2005		2004
Net Asset Value, Beginning of Period	$9.58		$10.02	$10.05	$ 9.71		$9.55
Income From Investment Operations:
Net investment income	0.50		0.51	0.50	0.51		0.55
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.86)		(0.45)	(0.04)	0.37		0.17
TOTAL FROM INVESTMENT OPERATIONS	(0.36)		0.06	0.46	0.88		0.72
Less Distributions:
Distributions from net investment income	(0.50)		(0.50)	(0.49)	(0.54)		(0.56)
Net Asset Value, End of Period	$8.72		$ 9.58	$10.02	$10.05		$9.71
Total Return [2]	(3.86)%		0.48%	4.80%	9.34%		7.77%

Ratios to Average Net Assets:
Net expenses [3]	0.81	% [4]	1.15%	1.26%	1.52%		1.43%
Net investment income	5.50%		5.05%	4.98%	5.19%		5.70%
Expense waiver/reimbursement [5]	0.28%		0.29%	0.19%	0.00	% [6]	0.00	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$208,302		$231,817	$235,204	$193,899		$136,812
Portfolio turnover	34%		47%	20%	17%		11%

1 Note that the Fund is the successor to the Federated Municipal High Yield Advantage Fund, Inc. (Predecessor Fund). The Predecessor Fund was reorganized into the Fund, a Series of Federated Municipal Securities Income Trust, as of the close of business on November 10, 2006. Please see the Fund's Prospectus and Statement of Additional Information for further information regarding the reorganization.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 Includes interest and trust expenses related to the Fund's participation in certain inverse floater structures of 0.03%, 0.37%, 0.38%, 0.45% and 0.37% for the years ended August 31, 2008, 2007, 2006, 2005 and 2004, respectively.

4 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio for the year ended August 31, 2008 is 0.81% after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares 1

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2008		2007	2006	2005		2004
Net Asset Value, Beginning of Period	$9.57		$10.01	$10.05	$ 9.71		$9.54
Income From Investment Operations:
Net investment income	0.44		0.43	0.42	0.44		0.48
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.87)		(0.45)	(0.04)	0.37		0.18
TOTAL FROM INVESTMENT OPERATIONS	(0.43)		(0.02)	0.38	0.81		0.66
Less Distributions:
Distributions from net investment income	(0.43)		(0.42)	(0.42)	(0.47)		(0.49)
Net Asset Value, End of Period	$8.71		$ 9.57	$10.01	$10.05		$9.71
Total Return [2]	(4.59)%		(0.27)%	3.91%	8.53%		7.07%

Ratios to Average Net Assets:
Net expenses [3]	1.56	% [4]	1.91%	2.02%	2.27%		2.18%
Net investment income	4.74%		4.28%	4.23%	4.45%		4.95%
Expense waiver/reimbursement [5]	0.28%		0.29%	0.19%	0.00	% [6]	0.00	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$58,798		$80,957	$106,124	$120,901		$120,205
Portfolio turnover	34%		47%	20%	17%		11%

1 Note that the Fund is the successor to the Federated Municipal High Yield Advantage Fund, Inc. (Predecessor Fund). The Predecessor Fund was reorganized into the Fund, a Series of Federated Municipal Securities Income Trust, as of the close of business on November 10, 2006. Please see the Fund's Prospectus and Statement of Additional Information for further information regarding the reorganization.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 Includes interest and trust expenses related to the Fund's participation in certain inverse floater structures of 0.03%, 0.37%, 0.38%, 0.45% and 0.37% for the years ended August 31, 2008, 2007, 2006, 2005 and 2004, respectively.

4 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio for the year ended August 31, 2008 is 1.56% after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares 1

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2008		2007	2006	2005		2004
Net Asset Value, Beginning of Period	$9.57		$10.01	$10.05	$ 9.71		$9.54
Income From Investment Operations:
Net investment income	0.43		0.43	0.42	0.44		0.47
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.85)		(0.45)	(0.04)	0.37		0.19
TOTAL FROM INVESTMENT OPERATIONS	(0.42)		(0.02)	0.38	0.81		0.66
Less Distributions:
Distributions from net investment income	(0.43)		(0.42)	(0.42)	(0.47)		(0.49)
Net Asset Value, End of Period	$8.72		$ 9.57	$10.01	$10.05		$9.71
Total Return [2]	(4.48)%		(0.27)%	3.91%	8.52%		7.07%

Ratios to Average Net Assets:
Net expenses [3]	1.56	% [4]	1.90%	2.01%	2.27%		2.18%
Net investment income	4.75%		4.30%	4.23%	4.44%		4.95%
Expense waiver/reimbursement [5]	0.28%		0.29%	0.19%	0.00	% [6]	0.00	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$48,495		$56,448	$52,875	$42,419		$25,646
Portfolio turnover	34%		47%	20%	17%		11%

1 Note that the Fund is the successor to the Federated Municipal High Yield Advantage Fund, Inc. (Predecessor Fund). The Predecessor Fund was reorganized into the Fund, a Series of Federated Municipal Securities Income Trust, as of the close of business on November 10, 2006. Please see the Fund's Prospectus and Statement of Additional Information for further information regarding the reorganization.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 Includes interest and trust expenses related to the Fund's participation in certain inverse floater structures of 0.03%, 0.37%, 0.38%, 0.45% and 0.37% for the years ended August 31, 2008, 2007, 2006, 2005 and 2004, respectively.

4 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio for the year ended August 31, 2008 is 1.56% after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class F Shares 1

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2008		2007	2006	2005		2004
Net Asset Value, Beginning of Period	$9.58		$10.02	$10.05	$ 9.71		$9.55
Income From Investment Operations:
Net investment income	0.50		0.51	0.50	0.52		0.55
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.86)		(0.45)	(0.04)	0.36		0.17
TOTAL FROM INVESTMENT OPERATIONS	(0.36)		0.06	0.46	0.88		0.72
Less Distributions:
Distributions from net investment income	(0.50)		(0.50)	(0.49)	(0.54)		(0.56)
Net Asset Value, End of Period	$8.72		$ 9.58	$10.02	$10.05		$9.71
Total Return [2]	(3.86)%		0.48%	4.80%	9.34%		7.77%

Ratios to Average Net Assets:
Net expenses [3]	0.81	% [4]	1.15%	1.26%	1.52%		1.43%
Net investment income	5.50%		5.05%	4.98%	5.20%		5.70%
Expense waiver/reimbursement [5]	0.28%		0.29%	0.19%	0.00	% [6]	0.00	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$190,686		$208,724	$186,648	$177,351		$160,088
Portfolio turnover	34%		47%	20%	17%		11%

1 Note that the Fund is the successor to the Federated Municipal High Yield Advantage Fund, Inc. (Predecessor Fund). The Predecessor Fund was reorganized into the Fund, a Series of Federated Municipal Securities Income Trust, as of the close of business on November 10, 2006. Please see the Fund's Prospectus and Statement of Additional Information for further information regarding the reorganization.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 Includes interest and trust expenses related to the Fund's participation in certain inverse floater structures of 0.03%, 0.37%, 0.38%, 0.45% and 0.37% for the years ended August 31, 2008, 2007, 2006, 2005 and 2004, respectively.

4 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio for the year ended August 31, 2008 is 0.81% after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2008 to August 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2008	Ending Account Value 8/31/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,016.30	$3.95
Class B Shares	$1,000	$1,011.30	$7.79
Class C Shares	$1,000	$1,012.50	$7.79
Class F Shares	$1,000	$1,016.30	$3.95
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,021.22	$3.96
Class B Shares	$1,000	$1,017.39	$7.81
Class C Shares	$1,000	$1,017.39	$7.81
Class F Shares	$1,000	$1,021.22	$3.96

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.78%
Class B Shares	1.54%
Class C Shares	1.54%
Class F Shares	0.78%

Management's Discussion of Fund Performance

The fund's total returns, based on net asset value, for the 12-month reporting period were (3.86)% for Class A Shares, (4.59)% for Class B Shares, (4.48)% for Class C Shares and (3.86)% for Class F Shares. 1 The total returns of the Lehman Brothers Municipal Bond Index (LBMB), 2 the fund's benchmark index and the Lehman Brothers Non-Investment Grade Municipal Bond Index (LBNIGMBI), 2 another market benchmark for the fund, were 4.48% and (4.37)%, respectively. The total return for the Morningstar High Yield Muni Funds Average (Average), 3 a competitive benchmark for the fund, was (3.25)% during the reporting period. The fund outperformed the Average in income but underperformed the Average in total return.

1 As of the close of business on November 10, 2006, the Federated Municipal High Yield Advantage Fund, Inc. (Predecessor Fund) was reorganized into the fund. The fund is a Series of Federated Municipal Securities Income Trust and is the successor to the Predecessor Fund. Prior to the reorganization, the fund had no investment operations. Performance, expense and other information presented in the Annual Shareholder Report for periods prior to the close of business on November 10, 2006 refers to performance, expenses and other information of the Predecessor Fund, which are the performance, expenses and other information of the fund for the relevant period as a result of the reorganization.

2 The LBMB is the broad-based securities market index for the fund. The LBMB is an unmanaged market value-weighted index for the long-term tax-exempt bond market. To be included in the LBMB, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The LBNIGMBI is an unmanaged, broad market performance benchmark for the high-yield tax-exempt bond market. To be included in the LBNIGMB, bonds must be non-rated or be rated Ba1 or below, have been issued as part of a transaction of at least $20 million, have an outstanding par value of at least $3 million and have a remaining maturity of at least one year. The LBMB and LBNIGMBI are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The LBMB and LBNIGMBI are unmanaged and, unlike the fund, are not affected by cashflows. It is not possible to invest directly in an index. The fund's total returns for the most recently completed fiscal year reflected actual cashflows, transaction costs and other expenses which were not reflected in the total returns of the LBMB and LBNIGMBI.

3 Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar, Inc. as falling into the respective category indicated. They do not reflect sales charges. It is not possible to invest directly in an average.

The fund's investment strategy focused on: (a) selection of lower-quality investment-grade and noninvestment-grade securities; these securities typically have higher yields than high-quality investment-grade securities available in the market; 4 (b) selection of intermediate to long-term tax-exempt municipal bonds that typically yield more than short-term tax-exempt municipal bonds due to the upward sloping yield curve; (c) active adjustment of the fund's duration (which indicates the portfolio sensitivity to change in interest rates); 5 and (d) allocation of the portfolio among securities of similar issuers (referred to as sectors). These were the most significant factors affecting the fund's performance during the 12-month reporting period. 6

The following discussion focuses on the performance of the fund's Class A Shares. The (3.86)% total return of the Class A Shares for the reporting period consisted of 5.12% of tax-exempt dividends and reinvestments and (8.98)% of price depreciation in the net asset value of the shares.

MARKET OVERVIEW

During the 12-month reporting period, the market's perception of risk changed significantly. Market volatility spiked and a credit crunch developed as banks tightened credit standards and the money markets suffered dislocations in response to the bursting of the housing bubble. Toward the end of the period, conditions in the market for subprime mortgages and related instruments, including segments of the asset-backed commercial paper market, deteriorated sharply. This led to volatile financial market conditions and an increased investor preference for safe assets, as well as revisions in expectations concerning Federal Reserve (Fed) policy. The Fed reduced the federal funds target rate by 3.25% to 2.00% and changed its bias to a downside risk to growth. This led to a trend of moderately lower interest rates and an environment in which municipal credit spreads widened or the yield difference increased between AAA-rated tax-exempt municipal bonds and bonds of lower credit quality and similar maturity.

4 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

5 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

6 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

Financial markets have remained under considerable stress and credit conditions have tightened further for businesses and households, while information available at or near the end of the reporting period pointed to a deepening of the housing contraction as well as softening in the labor markets. The tax-exempt municipal bond market has been affected by the events in the housing and mortgage markets. In addition, the tax-exempt municipal market faced a number of negative forces during the reporting period, such as a heavy supply of converted auction-rate securities, poor selling from hedge funds and downgrades in bond ratings for several municipal bond insurers. Credit risk and liquidity concerns resulted in a widening of municipal credit spreads and a steepening of the tax-exempt municipal yield curve with long-term interest rates rising more than short term interest rates (that is, as securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was more or less steepened). The high-yield tax-exempt municipal market was particularly hurt by widening of tax-exempt municipal credit spreads. For example, the yield difference between the LBNIGMBI and LBMB significantly widened from 163 basis points at the beginning of the reporting period to 307 basis points at the end of the reporting period.

CREDIT QUALITY

During the 12-month reporting period, lower-investment and noninvestment-grade tax-exempt municipal debt underperformed due to credit spreads widening. The widening of credit spreads hurt the fund's performance because of the fund's holdings in lower-investment grade tax-exempt municipal bonds (bonds rated "BBB" or unrated bonds of comparable quality) and noninvestment-grade tax-exempt municipal bonds, which averaged over 77% of the fund's portfolio during the reporting period. In addition, the Fund's allocation to inverse floating-rate securities, which typically have higher yields due to the leverage of the security, detracted from fund performance.

MATURITY AND YIELD CURVE

During the 12-month reporting period, the fund primarily purchased securities on the longer-end of the tax-exempt municipal bond yield curve (20-30 year maturity bonds), but also made selective purchases in the intermediate area of the yield curve. However, the Fund's heavy position in bonds maturing in 15 years or more hurt the fund's absolute returns, as long-term interest rates rose more than short-term interest rates.

DURATION

As determined at the end of the 12-month reporting period, the fund's dollar-weighted average duration was 8.31 years. Duration management was a significant component of the fund's investment strategy. The shorter a fund's duration relative to an index, the less its net asset value will react as interest rates change. Compared to the fund's benchmark indices overall, the Fund maintained its average duration slightly longer than the duration of the LBMB and significantly shorter than the duration of the LBNIGMBI.

SECTOR

During the 12-month reporting period, the Fund allocated a sizable portion of its portfolio (more than 27%) to holdings in tobacco bonds, hospitals and transportation bonds, which were among the Fund's underperforming sectors. These allocations negatively impacted the fund's performance. The fund also allocated a significant percentage of the portfolio (more than 13%) to refunded tax-exempt municipal bonds for which the principal and interest rate payments are secured or guaranteed by cash or U.S. Treasury securities held in an escrow account. The exposure to refunded bonds had a positive impact on relative performance (versus the fund's competitor group) due to the smaller decrease in price of refunded bonds as compared to other sectors.

Although the Fund has no investments in the securities created from pools of sub-prime mortgages, spreads on selected land-secured deals have widened over the reporting period. While some land-secured bonds have underperformed, there have also been upgrades of land-secured bonds in the portfolio over the reporting period.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Municipal High Yield Advantage Fund 2 (Class A Shares) (the "Fund") from August 31, 1998 to August 31, 2008, compared to the Lehman Brothers Municipal Bond Index (LBMB), 3 the Lehman Brothers Non-Investment Grade Municipal Bond Index (LBNIGMBI), 3 a custom blend consisting of 50% of the LBMB and 50% of the LBNIGMBI (Blend Index), 3 and the Lipper High Yield Municipal Debt Funds Average (LHMDFA). 3

Average Annual Total Returns [4] for the Period Ended 8/31/2008
1 Year	(8.18)%
5 Years	2.64%
10 Years	2.71%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The fund's performance assumes the reinvestment of all dividends and distributions. The LBMB, LBNIGMBI and LHMDFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 Federated Municipal High Yield Advantage Fund, Inc. (Predecessor Fund) was reorganized into Federated Municipal High Yield Advantage Fund (Fund), a Series of Federated Municipal Securities Income Trust, as of the close of business on November 10, 2006. Prior to the reorganization, the fund had no investment operations. The fund is the successor to the Predecessor Fund. The information presented refers to the performance of the Predecessor Fund, which after the reorganization is the fund's performance as a result of the reorganization.

3 The LBMB is the broad-based securities market index for the fund. The LBMB is an unmanaged, market value-weighted index for the long-term, tax-exempt bond market. To be included in the LBMB, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. To be included in the LBNIGMBI, bonds must be non-rated or be rated Ba1 or below, have been issued as part of a transaction of at least $20 million, have an outstanding par value of at least $3 million and have remaining maturity of at least one year. The LBMB and LBNIGMBI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the fund's performance. The LHMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes are unmanaged and, unlike the fund, are not affected by cashflows. It is not possible to invest directly in an index.

4 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Municipal High Yield Advantage Fund 2 (Class B Shares) (the "Fund") from August 31, 1998 to August 31, 2008, compared to the Lehman Brothers Municipal Bond Index (LBMB), 3 the Lehman Brothers Non-Investment Grade Municipal Bond Index (LBNIGMBI), 3 a custom blend index consisting of 50% of the LBMB and 50% of the LBNIGMBI (Blend Index), 3 and the Lipper High Yield Municipal Debt Funds Average (LHMDFA). 3

Average Annual Total Returns [4] for the Period Ended 8/31/2008
1 Year	(9.60)%
5 Years	2.48%
10 Years	2.55%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The fund's performance assumes the reinvestment of all dividends and distributions. The LBMB, LBNIGMBI and the LHMDFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 Federated Municipal High Yield Advantage Fund, Inc. (Predecessor Fund) was reorganized into Federated Municipal High Yield Advantage Fund (Fund), a Series of Federated Municipal Securities Income Trust, as of the close of business on November 10, 2006. Prior to the reorganization, the fund had no investment operations. The fund is the successor to the Predecessor Fund. The information presented refers to the performance of the Predecessor Fund, which after the reorganization is the fund's performance as a result of the reorganization.

3 The LBMB is the broad-based securities market index for the fund. The LBMB is an unmanaged, market value-weighted index for the long-term, tax-exempt bond market. To be included in the LBMB, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. To be included in the LBNIGMBI, bonds must be non-rated or be rated Ba1 or below, have been issued as part of a transaction of at least $20 million, have an outstanding par value of at least $3 million and have remaining maturity of at least one year. The LBMB and LBNIGMBI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the fund's performance. The LHMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes are unmanaged and, unlike the fund, are not affected by cashflows. It is not possible to invest directly in an index.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Municipal High Yield Advantage Fund 2 (Class C Shares) (the "Fund") from August 31, 1998 to August 31, 2008, compared to the Lehman Brothers Municipal Bond Index (LBMB), 3 the Lehman Brothers Non-Investment Grade Municipal Bond Index (LBNIGMBI), 3 a custom blend index consisting of 50% of the LBMB and 50% of the LBNIGMBI (Blend Index), 3 and the Lipper High Yield Municipal Debt Funds Average (LHMDFA). 3

Average Annual Total Returns [4] for the Period Ended 8/31/2008
1 Year	(5.39)%
5 Years	2.84%
10 Years	2.41%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the fund. The maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The fund's performance assumes the reinvestment of all dividends and distributions. The LBMB, LBNIGMBI and the LHMDFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 Federated Municipal High Yield Advantage Fund, Inc. (Predecessor Fund) was reorganized into Federated Municipal High Yield Advantage Fund (Fund), a Series of Federated Municipal Securities Income Trust, as of the close of business on November 10, 2006. Prior to the reorganization, the fund had no investment operations. The fund is the successor to the Predecessor Fund. The information presented refers to the performance of the Predecessor Fund, which after the reorganization is the fund's performance as a result of the reorganization.

3 The LBMB is the broad-based securities market index for the fund. The LBMB is an unmanaged, market value-weighted index for the long-term, tax-exempt bond market. To be included in the LBMB, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. To be included in the LBNIGMBI, bonds must be non-rated or be rated Ba1 or below, have been issued as part of a transaction of at least $20 million, have an outstanding par value of at least $3 million and have remaining maturity of at least one year. The LBMB and LBNIGMBI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the fund's performance. The LHMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes are unmanaged and, unlike the fund, are not affected by cashflows. It is not possible to invest directly in an index.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Municipal High Yield Advantage Fund 2 (Class F Shares) (the "Fund") from August 31, 1998 to August 31, 2008, compared to the Lehman Brothers Municipal Bond Index (LBMB), 3 the Lehman Brothers Non-Investment Grade Municipal Bond Index (LBNIGMBI), 3 a custom blend index consisting of 50% of the LBMB and 50% of the LBNIGMBI (Blend Index), 3 and the Lipper High Yield Municipal Debt Funds Average (LHMDFA). 3

Average Annual Total Returns [4] for the Period Ended 8/31/2008
1 Year	(5.76)%
5 Years	3.38%
10 Years	3.08%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the 1.00% contingent deferred sales charge as applicable.

1 Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The maximum contingent deferred sales charge is 1.00% on any redemption less than four years from the purchase date. The fund's performance assumes the reinvestment of all dividends and distributions. The LBMB, LBNIGMBI and LHMDFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 Federated Municipal High Yield Advantage Fund, Inc. (Predecessor Fund) was reorganized into Federated Municipal High Yield Advantage Fund (Fund), a Series of Federated Municipal Securities Income Trust, as of the close of business on November 10, 2006. Prior to the reorganization, the fund had no investment operations. The fund is the successor to the Predecessor Fund. The information presented refers to the performance of the Predecessor Fund, which after the reorganization is the fund's performance as a result of the reorganization.

3 The LBMB is the broad-based securities market index for the fund. The LBMB is an unmanaged, market value-weighted index for the long-term, tax-exempt bond market. To be included in the LBMB, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. To be included in the LBNIGMBI, bonds must be non-rated or be rated Ba1 or below, have been issued as part of a transaction of at least $20 million, have an outstanding par value of at least $3 million and have remaining maturity of at least one year. The LBMB and LBNIGMBI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the fund's performance. The LHMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes are unmanaged and, unlike the fund, are not affected by cashflows. It is not possible to invest directly in an index.

4 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At August 31, 2008, the Fund's sector composition 1 was as follows:

Sector Composition	Percentage of Total Net Assets
Hospital	17.6%
Refunded	13.2%
Senior	13.1%
Special Tax	11.2%
Insured	7.1%
Transportation	5.0%
Education	4.7%
Industrial Development Bond/Pollution Control Revenue	4.6%
Electric & Gas	4.6%
Tobacco	4.4%
Other [2]	13.0%
Other Assets and Liabilities--Net [3]	1.5%
TOTAL	100.0%

1 Sector classifications and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's adviser. For securities that have been enhanced by a third-party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third-party as determined by the Fund's adviser. Securities that are insured by a bond insurer are assigned to the "Insured" sector. Refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.

2 For purposes of this table, sector classifications constitute 85.5% of the Fund's total net assets. Remaining sectors have been aggregated under the designation "Other."

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

August 31, 2008

Principal Amount			Value
		MUNICIPAL BONDS--93.8%
		Alabama--1.5%
$2,000,000		Courtland, AL IDB, Solid Waste Disposal Revenue Refunding Bonds (Series 2005B), 5.20% (International Paper Co.), 6/1/2025	$1,677,040
2,000,000		Huntsville, AL Special Care Facilities Financing Authority, Retirement Facility Revenue Bonds (Series 2007), 5.50% (Redstone Village)/(Original Issue Yield: 5.60%), 1/1/2043	1,588,020
2,000,000		Mobile County, AL IDA, IDRBs (Series 2000), 6.875% TOBs (Ipsco, Inc.)/ (United States Treasury PRF), Mandatory Tender 5/1/2010	2,124,860
545,000		Montgomery, AL Medical Clinic Board, Health Care Facility Revenue Bonds (Series 2006), 5.25% (Jackson Hospital & Clinic, Inc.), 3/1/2036	486,919
2,100,000		Sylacauga, AL Health Care Authority, Revenue Bonds (Series 2005A), 6.00% (Coosa Valley Medical Center)/(Original Issue Yield: 6.05%), 8/1/2035	1,851,507
		TOTAL	7,728,346
		Alaska--0.4%
1,000,000		Alaska Industrial Development and Export Authority, Community Provider Revenue Bonds (Series 2007C), 6.00% (Boys & Girls Home & Family Services, Inc.), 12/1/2036	862,200
1,440,000		Alaska Industrial Development and Export Authority, Power Revenue Bonds, 5.875% (Upper Lynn Canal Regional Power Supply System)/(Original Issue Yield: 6.00%), 1/1/2032	1,232,453
		TOTAL	2,094,653
		Arizona--1.9%
5,680,000	[1]	Arizona Health Facilities Authority, RITES (PA-1454), 2.54% (Phoenix Children's Hospital), 8/1/2011	4,064,778
2,000,000		Arizona Health Facilities Authority, Revenue Bonds (Series 2008D), 5.375% (Banner Health)/(Original Issue Yield: 5.59%), 1/1/2032	1,959,480
2,500,000		Phoenix, AZ Civic Improvement Corp., Senior Lien Airport Revenue Bonds (Series 2008A), 5.00%, 7/1/2028	2,515,275
1,000,000	[1]	Watson Road Community Facilities District, AZ, Special Assessment Revenue Bonds (Series 2005), 6.00%, 7/1/2030	860,950
		TOTAL	9,400,483
		California--4.9%
2,000,000		California Infrastructure & Economic Development Bank, Revenue Bonds (Series 2008), 5.25% (Walt Disney Family Museum)/(Original Issue Yield: 5.50%), 2/1/2038	1,970,440
1,000,000	[1]	California PCFA, Solid Waste Disposal Revenue Bonds (Series 2002B), 5.00% (Waste Management, Inc.), 7/1/2027	808,490
Principal Amount			Value
		MUNICIPAL BONDS--continued
		California--continued
$1,000,000	[1]	California PCFA, Solid Waste Disposal Revenue Bonds (Series 2005A-2), 5.40% (Waste Management, Inc.), 4/1/2025	$880,040
2,000,000		California State, UT GO Bonds (Series 2008), 5.00%, 4/1/2016	2,172,660
1,245,000	[1]	California Statewide Communities Development Authority, MFH Revenue Bonds (Series 1999X), 6.65% (Magnolia City Lights Project), 7/1/2029	1,250,042
2,000,000		California Statewide Communities Development Authority, Revenue Bonds (Series 2007A), 5.125% (Front Porch at Walnut Village), 4/1/2037	1,680,960
970,000	[1]	California Statewide Communities Development Authority, Revenue Bonds, 6.625% (Tehiyah Day School), 11/1/2031	909,724
2,000,000		Golden State Tobacco Securitization Corp., CA, Enhanced Tobacco Settlement Asset-Backed Bonds (Series 2005A), 5.00% (California State), 6/1/2045	1,793,760
530,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Asset-Backed Bonds (Series 2007A-1), 5.75%, 6/1/2047	441,866
2,825,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Asset-Backed Revenue Bonds (Series 2003A-1), 6.75% (United States Treasury PRF 6/1/2013@100)/(Original Issue Yield: 7.00%), 6/1/2039	3,265,333
6,000,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Asset-Backed Revenue Bonds (Series 2007A-1), 5.125% (Original Issue Yield: 5.27%), 6/1/2047	4,464,120
750,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue Bonds (Series 2003A-2), 7.90% (United States Treasury PRF 6/1/2013@100), 6/1/2042	902,610
1,000,000		Los Angeles, CA Regional Airport Improvement Corp., Facilities Sublease Refunding Revenue Bonds (Series 2002B), 7.50% (American Airlines, Inc.)/(Original Issue Yield: 7.929%), 12/1/2024	884,580
2,000,000		Los Angeles, CA Regional Airport Improvement Corp., Lease Revenue Bonds, (Series C), 7.50% (American Airlines, Inc.)/(Original Issue Yield: 7.929%), 12/1/2024	1,769,160
1,000,000		Oxnard, CA Community Facilities District No. 3, Special Tax Bonds (Series 2005), 5.00% (Seabridge at Mandalay Bay)/(Original Issue Yield: 5.22%), 9/1/2035	873,110
349,000	[3]	San Bernardino County, CA Housing Authority, Subordinated Revenue Bonds, 7.25% (Glen Aire Park & Pacific Palms), 4/15/2042	210,370
1,000,000		Western Hills Water District, CA, Special Tax Revenue Bonds, 6.875% (Diablo Grande Community Facilities No. 1)/(Original Issue Yield: 6.954%), 9/1/2031	577,360
		TOTAL	24,854,625
		Colorado--8.4%
1,500,000		Aspen Grove, CO Business Improvement District, LT Tax GO Bonds (Series 2001), 7.625% (United States Treasury PRF 12/1/2011@101), 12/1/2025	1,712,115
2,000,000		Aurora, CO, Hospital Revenue Bonds (Series 2004C), 4.625% (Children's Hospital Association, CO)/(FSA INS)/(Original Issue Yield: 4.813%), 12/1/2029	1,917,520
2,000,000		Beacon Point, CO Metropolitan District, Revenue Bonds (Series 2005A), 6.25% (Original Issue Yield: 6.375%), 12/1/2035	1,690,960
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Colorado--continued
$1,500,000		Castle Oaks, CO Metropolitan District, LT GO Bonds (Series 2005), 6.125%, 12/1/2035	$1,233,555
1,500,000		Colorado Educational & Cultural Facilities Authority, Charter School Revenue Bonds (Series 2001), 7.625% (Peak to Peak Charter School Project)/(United States Treasury PRF 8/15/2011@100)/(Original Issue Yield: 8.00%), 8/15/2031	1,719,705
970,000		Colorado Educational & Cultural Facilities Authority, Charter School Revenue Bonds (Series 2005), 6.50% (Knowledge Quest Academy), 5/1/2036	914,293
800,000		Colorado Educational & Cultural Facilities Authority, Charter School Revenue Bonds (Series 2007A), 5.70% (Windsor Charter Academy)/(Original Issue Yield: 5.70%), 5/1/2037	685,080
860,000		Colorado Educational & Cultural Facilities Authority, Charter School Revenue Bonds (Series 2007A), 5.75% (Northeast Academy Charter School), 5/15/2037	737,003
1,000,000		Colorado Educational & Cultural Facilities Authority, Charter School Revenue Bonds (Series 2007A), 6.00% (Monument Academy Charter School), 10/1/2037	881,970
1,000,000		Colorado Educational & Cultural Facilities Authority, Charter School Revenue Bonds, 7.375% (Frontier Academy)/(United States Treasury PRF 6/1/2011@100)/(Original Issue Yield: 7.50%), 6/1/2031	1,124,990
500,000		Colorado Educational & Cultural Facilities Authority, Charter School Revenue Bonds, 7.25% (Platte River Academy)/(United States Treasury PRF 3/1/2010@100)/(Original Issue Yield: 7.50%), 3/1/2032	538,670
760,000		Colorado Educational & Cultural Facilities Authority, Charter School Revenue Bonds, 7.50% (Excel Academy)/(United States Treasury PRF 12/1/2011@100)/(Original Issue Yield: 7.75%), 12/1/2033	878,393
800,000		Colorado Educational & Cultural Facilities Authority, Revenue Refunding Bonds (Series A), 7.125% (Denver Academy)/(Original Issue Yield: 7.375%), 11/1/2028	835,560
1,000,000		Colorado Health Facilities Authority, Health & Residential Care Facilities Revenue Bonds (Series 2007), 5.30% (Volunteers of America Care Facilities), 7/1/2037	810,320
1,000,000		Colorado Health Facilities Authority, Health Facilities Revenue Bonds (Series 2005), 5.25% (Evangelical Lutheran Good Samaritan Society), 6/1/2023	972,510
4,250,000		Colorado Health Facilities Authority, Revenue Bonds (Series 2005), 5.00% (Covenant Retirement Communities, Inc.)/(Original Issue Yield: 5.05%), 12/1/2035	3,458,862
1,000,000		Colorado Health Facilities Authority, Revenue Bonds (Series 2006A), 5.75% (Christian Living Communities), 1/1/2037	869,820
2,000,000		Colorado Springs Urban Renewal Authority, Tax Increment Revenue Bonds (Series 2007), 7.00% (University Village Colorado), 12/1/2029	1,874,120
1,000,000		Conservatory Metropolitan District, CO, LT GO Bonds, 6.75% (United States Treasury PRF 12/1/2013@102), 12/1/2034	1,191,800
1,000,000		Conservatory Metropolitan District, CO, LT GO Bonds, 7.55% (United States Treasury PRF 12/1/2013@102), 12/1/2032	1,227,990
1,335,000		Conservatory Metropolitan District, CO, Refunding & Improvement LT GO Bonds, 5.125% (Radian Asset Assurance, Inc. INS), 12/1/2037	1,150,196
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Colorado--continued
$500,000		Denver, CO Health & Hospital Authority, Healthcare Revenue Bonds (Series 2001A), 6.00% (United States Treasury PRF 12/1/2011@100)/(Original Issue Yield: 6.05%), 12/1/2031	$553,755
1,125,000		E-470 Public Highway Authority, CO, Senior Revenue Bonds (Series 2007D1), 5.50% (MBIA Insurance Corp. INS), 9/1/2024	1,129,534
450,000		Eagle County, CO Air Terminal Corp., Airport Terminal Project Revenue Improvement Bonds (Series 2006B), 5.25%, 5/1/2020	394,182
1,000,000		Granby Ranch, CO Metropolitan District, LT GO Bonds (Series 2006), 6.75%, 12/1/2036	892,100
500,000		Maher Ranch, CO Metropolitan District No. 4, LT GO Bonds (Series 2006), 7.00% (United States Treasury PRF 12/1/2013@102), 12/1/2036	604,905
1,000,000		Maher Ranch, CO Metropolitan District No. 4, LT GO Bonds, 7.875% (United States Treasury PRF 12/1/2013@102), 12/1/2033	1,249,540
1,770,000		Murphy Creek, CO Metropolitan District No. 3, Refunding & Improvement LT GO Bonds, 6.00%, 12/1/2026	1,463,825
2,235,000		Northwest, CO Metropolitan District No. 3, LT GO Bonds (Series 2005), 6.25%, 12/1/2035	1,869,667
2,000,000		Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds (Series 2008), 6.25% (Original Issue Yield: 6.63%), 11/15/2028	1,937,400
1,500,000		Southlands, CO Metropolitan District No. 1, LT GO Bonds (Series 2004), 7.125% (United States Treasury PRF 12/1/2014@100)/(Original Issue Yield: 7.18%), 12/1/2034	1,820,565
2,000,000		Sterling Hills West Metropolitan District, LT GO Bonds (Series 2001B), 8.00% (United States Treasury PRF 12/1/2011@101), 12/1/2021	2,343,220
2,000,000		Tallgrass Metropolitan District, CO, Refunding & Improvement LT GO Bonds (Series 2007), 5.25%, 12/1/2037	1,589,340
		TOTAL	42,273,465
		Connecticut--0.4%
1,000,000		Connecticut Development Authority, Airport Facility Revenue Bonds, 7.95% (Bombardier, Inc.), 4/1/2026	1,062,100
800,000		Connecticut State HEFA, Revenue Bonds (Series 2005C), 5.125% (Eastern Connecticut Health Network)/(Radian Asset Assurance, Inc. INS), 7/1/2030	718,936
		TOTAL	1,781,036
		District of Columbia--0.2%
25,000,000	[4]	District of Columbia Tobacco Settlement Financing Corp., Tobacco Settlement Asset-Backed Bonds (Series 2006), 8.64%, 6/15/2046	1,156,250
		Florida--6.8%
3,000,000		Alachua County, FL, IDRBs (Series 2007A), 5.875% (North Florida Retirement Village, Inc.), 11/15/2042	2,575,260
1,480,000		Arborwood, FL Community Development District, Capital Improvement Revenue Bonds (Series 2005A), 5.35%, 5/1/2036	1,123,335
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Florida--continued
$1,000,000		Ave Maria Stewardship Community District, FL, Capital Improvement Revenue Bonds (Series 2006A), 5.125% (Original Issue Yield: 5.15%), 5/1/2038	$738,400
109,218	[3]	Capital Trust Agency, FL, Housing Revenue Notes, 4.25% (Atlantic Housing Foundation Properties), 7/1/2040	70,704
1,000,000	[1]	Capital Trust Agency, FL, Revenue Bonds (Series 2003A), 8.95% (Seminole Tribe of Florida Convention and Resort Hotel Facilities)/(United States Treasury PRF 10/1/2012@102), 10/1/2033	1,245,280
795,000		East Homestead, FL Community Development District, Special Assessment Revenue Bonds (Series 2005), 5.45%, 5/1/2036	647,583
970,000		East Homestead, FL Community Development District, Special Assessment Revenue Bonds (Series 2006), 5.375%, 5/1/2036	747,404
330,000		East Homestead, FL Community Development District, Special Assessment Revenue Bonds (Series 2006B), 5.00%, 5/1/2011	315,133
385,000		Fishhawk Community Development District II, Special Assessment Revenue Bonds (Series 2004B), 5.125% (Original Issue Yield: 5.20%), 11/1/2009	379,125
3,000,000		Grand Bay at Doral Community Development District, FL, Special Assessment Bonds (Series 2007B), 6.00%, 5/1/2017	2,631,180
1,000,000		Greater Orlando, FL Aviation Authority, Special Purpose Airport Facilities Revenue Bonds (Series 2005), 6.50% (Jet Blue Airways Corp.)/(Original Issue Yield: 6.811%), 11/15/2036	686,070
615,000		Harbor Bay, FL Community Development District, Special Assessment Capital Improvement Revenue Bonds (Series 2001B), 6.35%, 5/1/2010	611,482
1,000,000		Highlands County, FL Health Facilities Authority, Hospital Revenue Bonds (Series 2001A), 6.00% (Adventist Health System/Sunbelt Obligated Group)/(United States Treasury PRF 11/15/2011@101)/(Original Issue Yield: 6.026%), 11/15/2031	1,111,780
990,000		Lakes by the Bay South Community Development District, FL, Special Assessment Revenue Bonds (Series 2004A), 6.25% (Original Issue Yield: 6.277%), 5/1/2034	946,123
2,000,000		Lee County, FL IDA, Health Care Facilities Revenue Bond (Series A), 6.75% (Cypress Cove at Healthpark)/(Original Issue Yield: 6.98%), 10/1/2032	2,002,820
860,000		Mediterra North Community Development District, FL, Capital Improvement Revenue Bonds (Series A), 6.80%, 5/1/2031	879,445
1,000,000		Miami Beach, FL Health Facilities Authority, Hospital Revenue Bonds (Series 2001A), 6.70% (Mt. Sinai Medical Center, FL)/(Original Issue Yield: 6.80%), 11/15/2019	1,016,460
1,100,000		Miami-Dade County, FL Aviation, Revenue Bonds (Series 2008B), 5.00% (Assured Guaranty Corp. INS), 10/1/2023	1,128,006
1,000,000		Midtown Miami, FL Community Development District, Special Assessment Bonds (Series 2004A), 6.25% (Original Issue Yield: 6.30%), 5/1/2037	903,100
2,000,000		Orange County, FL, Health Facilities Authority, Hospital Revenue Bonds (Series 2008C), 5.25% (Orlando Regional Healthcare System)/(Original Issue Yield: 5.42%), 10/1/2035	1,905,560
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Florida--continued
$930,000		Orlando, FL Urban Community Development District, Capital Improvement Revenue Bonds (Series 2001A), 6.95% (United States Treasury PRF 5/1/2011@101)/(Original Issue Yield: 7.00%), 5/1/2033	$1,028,859
600,000		Orlando, FL Urban Community Development District, Capital Improvement Revenue Bonds, 6.25%, 5/1/2034	537,486
2,000,000	[1]	Palm Beach County, FL, Tax-Exempt Revenue Bonds (Series 2005A), 6.75% (G-Star School of the Arts for Motion Pictures and Broadcasting Charter School), 5/15/2035	1,936,140
1,000,000		Reunion East Community Development District, FL, Special Assessment Bonds (Series 2002A), 7.375%, 5/1/2033	1,026,160
1,200,000		South Lake County, FL Hospital District, Revenue Bonds, 6.625% (South Lake Hospital, Inc.), 10/1/2023	1,247,388
700,000		Tern Bay, FL Community Development District, Capital Improvement Revenue Bonds (Series 2005), 5.00%, 5/1/2015	424,291
1,755,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2006), 5.40%, 5/1/2037	1,427,850
1,000,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2007), 6.55% (Original Issue Yield: 6.60%), 5/1/2027	973,660
490,000		Tuscany Reserve Community Development District, FL, Capital Improvement Revenue Bonds (Series 2005A), 5.55%, 5/1/2036	374,546
335,000		Tuscany Reserve Community Development District, FL, Capital Improvement Revenue Bonds (Series 2005B), 5.25%, 5/1/2016	290,529
990,000		Verandah East, FL Community Development District, Capital Improvement Revenue Bonds (Series 2006A), 5.40%, 5/1/2037	762,310
835,000		Verandah West, FL Community Development District, Capital Improvement Revenue Bonds (Series 2003A), 6.625% (Original Issue Yield: 6.75%), 5/1/2033	855,666
1,630,000		Volusia County, FL Education Facility Authority, Educational Facilities Refunding Revenue Bonds (Series 2005), 5.00% (Embry-Riddle Aeronautical University, Inc.)/(Radian Asset Assurance, Inc. INS), 10/15/2025	1,510,195
495,000		Winter Garden Village at Fowler Groves Community Development District, FL, Special Assessment Bonds (Series 2006), 5.65%, 5/1/2037	459,914
		TOTAL	34,519,244
		Georgia--1.6%
1,685,000		Atlanta, GA, Tax Allocation Bonds (Series 2001), 7.75% (Atlantic Station Project)/(United States Treasury PRF 12/1/2011@101)/(Original Issue Yield: 7.90%), 12/1/2014	1,896,215
770,000		Atlanta, GA, Tax Allocation Bonds (Series 2005B), 5.60% (Eastside Tax Allocation District)/(Original Issue Yield: 5.65%), 1/1/2030	684,053
1,225,000		Atlanta, GA, Tax Allocation Bonds (Series 2006), 5.50% (Princeton Lakes), 1/1/2031	1,080,266
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Georgia--continued
$1,000,000		Augusta, GA Airport, General Passenger Facilities Charge Revenue Bonds, (Series A), 5.15%, 1/1/2035	$803,080
750,000		Augusta, GA Airport, General Passenger Facilities Charge Revenue Bonds, (Series B), 5.35%, 1/1/2028	628,575
1,875,000		Augusta, GA HFA, MFH Refunding Revenue Bonds, 6.55% (Forest Brook Apartments), 12/1/2030	1,750,537
750,000		Fulton County, GA Residential Care Facilities, Revenue Bonds (Series 2004A), 6.00% (Canterbury Court), 2/15/2022	718,612
1,000,000		Medical Center Hospital Authority, GA, Revenue Refunding Bonds (Series 2007), 5.25% (Spring Harbor at Green Island), 7/1/2037	794,580
		TOTAL	8,355,918
		Guam--0.2%
1,000,000		Guam Government, UT GO Bonds (Series 2007A), 5.25% (Original Issue Yield: 5.45%), 11/15/2037	862,470
		Hawaii--0.4%
1,000,000		Hawaii State Department of Budget & Finance, Special Purpose Revenue Bonds (Series A), 7.00% (Kahala Nui)/(Original Issue Yield: 7.00%), 11/15/2012	1,053,290
1,000,000		Hawaii State Department of Budget & Finance, Special Purpose Revenue Bonds (Series A), 8.00% (Kahala Nui)/(Original Issue Yield: 8.175%), 11/15/2033	1,073,160
		TOTAL	2,126,450
		Illinois--2.7%
625,000		Bolingbrook, IL, Special Service Area No. 2005-1 Special Tax Bonds (Series 2005), 5.90% (Forest City Project)/(Original Issue Yield: 5.90%), 3/1/2027	568,106
415,000		DuPage County, IL, Special Tax Bonds (Series 2006), 5.625% (Naperville Campus LLC), 3/1/2036	349,289
1,335,000		Harvey, IL, Refunding & Improvement UT GO Bonds (Series 2007A), 5.625%, 12/1/2032	1,263,177
250,000		Illinois Finance Authority, BANs (Series 2007), 13.00% (GreenFields of Geneva (Tallgrass)), 2/15/2012	244,405
1,000,000		Illinois Finance Authority, MFH Revenue Bonds (Series 2007), 6.10% (Dekalb Supportive Living Facility), 12/1/2041	856,100
1,000,000		Illinois Finance Authority, Revenue Bonds (Series 2005A), 5.625% (Friendship Village of Schaumburg)/(Original Issue Yield: 5.70%), 2/15/2037	788,960
1,250,000		Illinois Finance Authority, Revenue Bonds (Series 2005A), 6.00% (Landing at Plymouth Place)/(Original Issue Yield: 6.04%), 5/15/2037	1,090,512
2,000,000		Illinois Finance Authority, Revenue Bonds (Series 2005A), 6.125% (Clare at Water Tower)/(Original Issue Yield: 6.25%), 5/15/2038	1,728,300
1,500,000		Illinois Finance Authority, Revenue Bonds (Series 2005A), 6.25% (Smith Village), 11/15/2035	1,352,925
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Illinois--continued
$1,500,000		Illinois Finance Authority, Revenue Refunding Bonds (Series 2006A), 5.125% (Proctor Hospital)/(Original Issue Yield: 5.20%), 1/1/2025	$1,351,380
1,000,000		Illinois Finance Authority, Solid Waste Disposal Revenue Bonds, 5.05% (Waste Management, Inc.), 8/1/2029	805,160
1,000,000		Illinois Health Facilities Authority, Revenue Bonds (Series 2006), 5.25% (Tabor Hills Supportive Living LLC), 11/15/2036	835,870
1,000,000		Quad Cities, IL Regional EDA, MFH Revenue Bonds (Series 2006), 6.00% (Heritage Woods of Moline SLF), 12/1/2041	843,600
1,500,000		Will-Kankakee, IL Regional Development Authority, MFH Revenue Bonds (Series 2007), 7.00% (Senior Estates Supportive Living), 12/1/2042	1,425,405
		TOTAL	13,503,189
		Indiana--2.7%
1,000,000		Goshen, IN, Revenue Bonds (Series 1998), 5.75% (Greencroft Obligated Group)/(Original Issue Yield: 5.87%), 8/15/2028	878,290
2,000,000		Indiana Bond Bank, Index Rate Special Program Gas Revenue Bonds (Series 2007B-2), 2.50% (Indiana Municipal Gas Purchasing Authority, Inc.), 10/15/2022	1,875,000
2,000,000		Indiana Health & Educational Facility Financing Authority, Hospital Revenue Bonds (Series 2007), 5.50% (Community Foundation of Northwest Indiana), 3/1/2037	1,748,960
730,000		Indiana Health Facility Financing Authority, Hospital Revenue Bonds (Series 2001A), 6.375% (Community Foundation of Northwest Indiana)/ (Original Issue Yield: 6.68%), 8/1/2031	737,826
2,270,000		Indiana Health Facility Financing Authority, Hospital Revenue Bonds (Series 2001A), 6.375% (Community Foundation of Northwest Indiana)/(United States Treasury PRF 8/1/2011@101)/(Original Issue Yield: 6.68%), 8/1/2031	2,531,776
2,000,000		Indiana Health Facility Financing Authority, Revenue Refunding Bonds (Series 1998), 5.625% (Greenwood Village South Project)/(Original Issue Yield: 5.802%), 5/15/2028	1,727,240
1,000,000		Jasper County, IN, PCR Refunding Bonds (Series 2003), 5.70% (Northern Indiana Public Service Company)/(AMBAC INS), 7/1/2017	1,004,390
1,000,000		South Bend, IN, EDRBs (Series 1999A), 6.25% (Southfield Village)/(Original Issue Yield: 6.375%), 11/15/2029	923,320
1,355,000		St. Joseph County, IN Hospital Authority, Health Facilities Revenue Bonds (Series 2005), 5.375% (Madison Center Obligated Group), 2/15/2034	1,181,587
1,000,000		Vigo County, IN Hospital Authority, Hospital Revenue Bond (Series 2007), 5.80% (Union Hospital)/(Original Issue Yield: 5.82%), 9/1/2047	834,580
		TOTAL	13,442,969
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Iowa--1.2%
$375,000		Bremer County, IA Retirement Facilities, Retirement Facility Revenue Bonds (Series 2005A), 5.375% (Bartels Lutheran Retirement Community)/(Original Issue Yield: 5.45%), 11/15/2027	$323,231
2,000,000		Iowa Finance Authority, Senior Housing Revenue Bonds (Series 2007A), 5.625% (Wedum Walnut Ridge LLC)/(Original Issue Yield: 5.70%), 12/1/2045	1,607,560
1,715,000		Iowa Finance Authority, Senior Living Facility Revenue Refunding Bonds (Series 2007A), 5.50% (Deerfield Retirement Community, Inc.), 11/15/2037	1,241,952
1,000,000		Palo Alto County Hospital, IA, Hospital Revenue Bonds (Series 2006), 5.125% (Original Issue Yield: 5.20%), 8/1/2029	893,830
1,785,000		Wapello County, IA, Revenue Bonds, 6.25% (Ottumwa Regional Health Center)/(United States Treasury PRF 10/1/2012@100)/(Original Issue Yield: 6.40%), 10/1/2022	1,992,042
		TOTAL	6,058,615
		Kansas--2.1%
1,100,000		Labette County, KS, Hospital Refunding & Improvement Revenue Bonds (Series 2007A), 5.75% (Labette Health), 9/1/2037	1,003,563
1,430,000		Manhattan, KS IDRB, Industrial Revenue Bonds (Series 1999), 7.00% (Farrar Corp. Project), 8/1/2014	1,443,571
1,000,000		Manhattan, KS IDRB, Industrial Revenue Bonds (Series 2007), 5.50% (Farrar Corp. Project)/(Original Issue Yield: 5.55%), 8/1/2021	871,420
2,015,000		Norwich, KS, Industrial Revenue Bonds (Series 2006), 5.90% (Farrar Corp. Project), 8/1/2021	1,922,109
1,000,000		Olathe, KS, Senior Living Facility Revenue Bonds (Series 2000A), 8.00% (Aberdeen Village, Inc.)/(United States Treasury PRF 5/15/2010@102)/ (Original Issue Yield: 8.25%), 5/15/2030	1,115,380
2,000,000		Olathe, KS, Senior Living Facility Revenue Bonds (Series 2006A), 6.00% (Catholic Care Campus, Inc.), 11/15/2038	1,784,020
2,000,000		Overland Park, KS Development Corp., First Tier Revenue Bonds (Series 2000A), 7.375% (Overland Park Convention Center Hotel Project)/(United States Treasury PRF 1/1/2011@101)/(Original Issue Yield: 7.50%), 1/1/2032	2,228,740
290,000		Sedgwick & Shawnee Counties, KS, SFM Revenue Bonds (Series 1997A-1), 6.95% (GNMA Home Mortgage Program COL), 6/1/2029	305,849
		TOTAL	10,674,652
		Kentucky--1.0%
2,000,000		Kentucky EDFA, Hospital System Refunding Revenue Bonds, 5.875% (Appalachian Regional Health Center)/(Original Issue Yield: 5.92%), 10/1/2022	1,769,280
435,000		Kentucky EDFA, Revenue Bonds (Series 2000A), 6.625% (Norton Healthcare, Inc.)/(Original Issue Yield: 6.97%), 10/1/2028	453,487
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Kentucky--continued
$1,565,000		Kentucky EDFA, Revenue Bonds (Series 2000A), 6.625% (Norton Healthcare, Inc.)/(United States Treasury PRF 10/1/2010@101)/(Original Issue Yield: 6.97%), 10/1/2028	$1,717,494
1,000,000		Kentucky EDFA, Revenue Bonds (Series 2008A-1), 6.00% (Louisville Arena Authority, Inc.)/(Assured Guaranty Corp. INS)/(Original Issue Yield: 6.12%), 12/1/2038	1,018,360
		TOTAL	4,958,621
		Louisiana--1.7%
1,000,000		De Soto Parish, LA Environmental Improvement Authority, Revenue Bonds, (Series A), 5.00% (International Paper Co.), 11/1/2018	887,480
989,000		Lakeshore Villages Master Community Development District, LA, Special Assessment Bonds (Series 2007), 5.25% (Original Issue Yield: 5.378%), 7/1/2017	885,936
2,000,000		St. James Parish, LA, Solid Waste Disposal Revenue Bonds, 7.70% (IMC Phosphates Co.)/(Original Issue Yield: 7.75%), 10/1/2022	1,996,720
3,000,000		St. John the Baptist Parish, LA, Revenue Bonds (Series 2007A), 5.125% (Marathon Oil Corp.), 6/1/2037	2,576,550
2,000,000		West Feliciana Parish, LA, PCR Refunding Bonds (Series 1999B), 6.60% (Entergy Gulf States, Inc.), 9/1/2028	2,000,620
		TOTAL	8,347,306
		Maryland--0.6%
555,000		Baltimore, MD, Special Obligation Revenue Bonds (Series 2008A), 7.00% (East Baltimore Research Park), 9/1/2038	536,147
925,000		Maryland State Economic Development Corp., Health and Mental Hygiene Providers Facilities Acquisition Program Revenue Bonds (Series 2000A), 7.75% (Baltimore Association for Retarded Citizens, Inc. Project)/(Original Issue Yield: 7.85%), 3/1/2025	971,065
395,000		Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds (Series 2007A), 5.25% (King Farm Presbyterian Retirement Community), 1/1/2027	330,433
1,100,000		Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds (Series 2007A), 5.30% (King Farm Presbyterian Retirement Community)/(Original Issue Yield: 5.35%), 1/1/2037	869,638
500,000		Maryland State IDFA, EDRBs (Series 2005A), 6.00% (Our Lady of Good Counsel High School), 5/1/2035	486,985
		TOTAL	3,194,268
		Massachusetts--1.7%
1,500,000		Massachusetts Development Finance Agency, Revenue Bonds (Series 2007A), 5.75% (Linden Ponds, Inc.), 11/15/2042	1,272,660
2,000,000		Massachusetts HEFA, Revenue Bonds (Series 2004A), 6.375% (Northern Berkshire Health System)/(Original Issue Yield: 6.60%), 7/1/2034	1,897,680
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Massachusetts--continued
$2,000,000		Massachusetts HEFA, Revenue Bonds (Series 1999A), 5.75% (Caritas Christi Obligated Group)/(Original Issue Yield: 5.80%), 7/1/2028	$1,888,080
2,000,000		Massachusetts HEFA, Revenue Bonds (Series 2002B), 9.20% (Civic Investments)/(United States Treasury PRF 12/15/2012@102), 12/15/2031	2,517,280
1,000,000		Massachusetts HEFA, Revenue Bonds (Series 2003E), 6.75% (Jordan Hospital)/(Original Issue Yield: 7.00%), 10/1/2033	988,600
		TOTAL	8,564,300
		Michigan--2.0%
2,000,000		Detroit, MI, UT GO Bonds (Series 2008-A), 5.00% (Assured Guaranty Corp. INS), 4/1/2028	1,934,420
1,000,000		Iron River, MI Hospital Finance Authority, Hospital Revenue & Refunding Bonds (Series 2008), 6.50% (Iron County Community Hospitals, Inc.)/(Original Issue Yield: 6.61%), 5/15/2033	972,350
1,500,000		Kent Hospital Finance Authority, MI, Revenue Bonds (Series 2005A), 6.25% (Metropolitan Hospital), 7/1/2040	1,455,555
500,000		Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Series 2005), 5.00% (Chelsea Community Hospital)/(Original Issue Yield: 5.07%), 5/15/2037	413,020
5,000,000		Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Bonds (Series 2007A), 6.00% (Original Issue Yield: 6.25%), 6/1/2048	4,152,150
1,500,000		Plymouth, MI Educational Center Charter School, Public School Academy Revenue Refunding Bonds, Series 2005, 5.625%, 11/1/2035	1,328,235
		TOTAL	10,255,730
		Minnesota--3.7%
1,000,000		Baytown Township, MN, Lease Revenue Bonds (Series 2008A), 7.00% (St. Croix Preparatory Academy)/(Original Issue Yield: 7.05%), 8/1/2038	991,260
4,000,000		Becker, MN, PCRBs (Series 2000-A), 8.50% (Northern States Power Co., MN), 4/1/2030	4,513,960
550,000		Glencoe, MN Health Care Facilities, Revenue Bonds (Series 2005), 5.00% (Glencoe Regional Health Services), 4/1/2031	481,063
1,300,000		Meeker County, MN, Gross Revenue Hospital Facilities Bonds (Series 2007), 5.75% (Meeker County Memorial Hospital), 11/1/2037	1,196,858
1,000,000		Pine City, MN Lease Revenue, Lease Revenue Bonds (Series 2006A), 6.25% (Lakes International Language Academy), 5/1/2035	904,280
500,000		Ramsey, MN, Lease Revenue Bonds (Series 2004A), 6.75% (Pact Charter School), 12/1/2033	496,635
3,000,000		St. Paul, MN Housing & Redevelopment Authority, Health Care Facility Revenue Bonds (Series 2006), 5.25% (HealthPartners Obligated Group), 5/15/2036	2,668,050
1,000,000		St. Paul, MN Housing & Redevelopment Authority, Refunding Revenue Bonds (Series 2003A), 7.00% (Achieve Language Academy), 12/1/2032	1,004,630
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Minnesota--continued
$2,000,000		St. Paul, MN Housing & Redevelopment Authority, Revenue Bonds (Series 2002B), 7.00% (Upper Landing Project)/(Original Issue Yield: 7.05%), 3/1/2029	$2,048,880
1,865,000		Winona, MN Port Authority, Lease Revenue Bonds (Series 2007A), 6.00% (Bluffview Montessori School Project), 11/1/2027	1,723,129
2,920,000		Winona, MN Port Authority, Lease Revenue Bonds (Series 2007A), 6.15% (Bluffview Montessori School Project), 11/1/2037	2,629,343
		TOTAL	18,658,088
		Mississippi--0.5%
2,500,000		Mississippi Business Finance Corp., PCRBs, 5.875% (System Energy Resources, Inc.)/(Original Issue Yield: 5.934%), 4/1/2022	2,414,825
		Missouri--2.1%
2,590,000		Cass County, MO, Hospital Revenue Bonds (Series 2007), 5.625% (Cass Medical Center), 5/1/2038	2,349,881
2,445,000	[1]	Kansas City, MO IDA, MFH Revenue Bonds, 6.90% (Woodbridge Apartments Project), 8/1/2030	2,263,483
3,000,000		Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds (Series 2005A), 5.00% (Branson, MO), 6/1/2035	2,515,320
2,000,000		Missouri State Environmental Improvement & Energy Resources Authority, Environmental Improvement Revenue Bonds (Series 2008), 4.90% TOBs (Kansas City Power And Light Co.), Mandatory Tender 7/1/2013	1,970,140
1,000,000		St. Joseph, MO IDA, Healthcare Revenue Bonds, 7.00% (Living Community St. Joseph Project), 8/15/2032	955,160
500,000		West Plains, MO IDA, Hospital Revenue Bonds, 6.75% (Ozarks Medical Center)/(Original Issue Yield: 6.78%), 11/15/2024	500,640
		TOTAL	10,554,624
		Nevada--2.2%
1,000,000		Clark County, NV Improvement District, Special Assessment Revenue Refunding Bonds (Series 2006B), 5.30% (Southern Highlands SID No.121-B)/(Original Issue Yield: 5.33%), 12/1/2029	800,190
4,000,000		Clark County, NV School District, LT GO Building Bonds (Series 2008A), 5.00%, 6/15/2025	4,156,760
975,000		Clark County, NV, LO Improvement Bonds (Series 2003), 6.375% (Mountains Edge SID No. 142)/(Original Issue Yield: 6.40%), 8/1/2023	915,203
915,000		Clark County, NV, Local Improvement Bonds (Series 2001), 6.875% (Summerlin-South SID No. 132)/(Original Issue Yield: 6.92%), 2/1/2021	939,119
1,860,000		Clark County, NV, Revenue Bonds, 7.50% (Southern Highlands SID No.121)/(United States Treasury PRF 12/1/2009@102), 12/1/2019	2,016,370
500,000		Clark County, NV, Special Assessment Revenue Bonds (Series 2005), 5.00% (Summerlin-Mesa SID No. 151), 8/1/2025	404,260
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Nevada--continued
$1,275,000		Henderson, NV, LO Improvement Bonds, 5.30% (Inspirada Local Improvement District No. T-18)/(Original Issue Yield: 5.33%), 9/1/2035	$857,922
485,000		Las Vegas, NV, Local Improvement Special Assessment Bonds (Series 2004), 6.00% (Providence SID No. 607), 6/1/2019	427,949
965,000		North Las Vegas, NV Special Improvement District No. 60, Subordinate LT Obligation Refunding Bonds (Series 2006B), 5.10% (Aliante SID No. 60), 12/1/2022	830,411
		TOTAL	11,348,184
		New Hampshire--0.2%
345,000		New Hampshire Health and Education Facilities Authority, Revenue Bonds (Series 2006A), 5.35% (Havenwood-Heritage Heights), 1/1/2026	292,453
750,000		New Hampshire Health and Education Facilities Authority, Revenue Bonds (Series 2006A), 5.40% (Havenwood-Heritage Heights), 1/1/2030	618,705
		TOTAL	911,158
		New Jersey--3.9%
1,935,000		New Jersey EDA, Kapkowski Road Landfill Revenue Bonds, 6.50% (New Jersey Metromall Urban Renewal, Inc.)/(Original Issue Yield: 6.55%), 4/1/2018	1,937,728
2,000,000		New Jersey EDA, Retirement Community Revenue Bonds (Series 2001A), 7.25% (Cedar Crest Village, Inc.)/(United States Treasury PRF 11/15/2011@101)/(Original Issue Yield: 7.625%), 11/15/2031	2,300,020
1,550,000		New Jersey EDA, Revenue Bonds (Series 1997A), 5.875% (Host Marriott Corp.), 12/1/2027	1,407,478
2,000,000		New Jersey EDA, Revenue Bonds, 6.25% (Continental Airlines, Inc.), 9/15/2019	1,631,400
3,000,000		New Jersey EDA, Revenue Bonds, (Series 2004), 5.50% (NJ Dedicated Cigarette Excise Tax), 6/15/2016	2,947,590
1,000,000		New Jersey EDA, Revenue Bonds, (Series 2004), 5.75% (NJ Dedicated Cigarette Excise Tax)/(Original Issue Yield: 5.93%), 6/15/2034	928,180
1,000,000		New Jersey EDA, Special Facilities Revenue Bonds (Series 2000), 7.20% (Continental Airlines, Inc.)/(Original Issue Yield: 7.25%), 11/15/2030	828,110
400,000	[5]	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, 6.50% (Pascack Valley Hospital Association)/(Original Issue Yield: 6.72%), 7/1/2023	277,520
2,000,000		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, 6.625% (Palisades Medical Center)/(Original Issue Yield: 6.67%), 7/1/2031	2,049,940
6,615,000		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, 2.6806% (Catholic Health East), 11/15/2033	5,161,354
		TOTAL	19,469,320
		New Mexico--1.2%
850,000		Bernalillo County, NM MFH, Refunding Housing Revenue Bonds (Series 2001C), 7.50% (Valencia Retirement)/(GTD by SunAmerica, Inc.), 12/1/2021	866,507
Principal Amount			Value
		MUNICIPAL BONDS--continued
		New Mexico--continued
$2,425,000		Dona Ana County, NM, MFH Revenue Bonds (Series 2001A), 7.00% (Montana Meadows Apartments), 12/1/2030	$2,469,620
2,000,000		Farmington, NM, PCR Refunding Bonds (Series 1997), 6.375% (Public Service Co., NM), 4/1/2022	1,988,200
1,000,000		Mariposa East Public Improvement District, NM, UT GO Bonds, Series 2006, 6.00%, 9/1/2032	831,260
		TOTAL	6,155,587
		New York--5.6%
935,000		Amherst, NY IDA, Civic Facility Revenue Bonds (Series 2006A), 5.20% (Beechwood Health Care Center, Inc.), 1/1/2040	736,976
2,500,000		Brookhaven, NY IDA, Senior Residential Housing Revenue Bonds, 6.25% (Woodcrest Estates), 12/1/2023	2,509,575
115,000		Dutchess County, NY IDA, Civic Facility Revenue Bonds (Series 2004B), 7.50% (St. Francis Hospital and Health Centers), 3/1/2029	122,281
930,000		Dutchess County, NY IDA, Refunding Revenue Bonds (Series 2004A), 7.50% (St. Francis Hospital and Health Centers), 3/1/2029	988,878
1,365,000		East Rochester, NY Housing Authority, Senior Living Revenue Bonds (Series 2006), 5.50% (Woodland Village, Inc.), 8/1/2033	1,154,694
355,000		Nassau County, NY IDA, Civic Facility Refunding Revenue Bonds (Series 2001B), 5.875% (North Shore-Long Island Jewish Obligated Group)/(Original Issue Yield: 5.92%), 11/1/2011	369,285
2,000,000		Nassau County, NY IDA, Continuing Care Retirement Community Fixed Rate Revenue Bonds (Series 2007A), 6.70% (Amsterdam at Harborside), 1/1/2043	1,978,020
6,000,000	[1]	New York City, NY IDA, Liberty Revenue Bonds (Series A), 6.50% (7 World Trade Center LLC), 3/1/2035	6,082,260
2,000,000	[1]	New York City, NY IDA, Liberty Revenue Bonds (Series B), 6.75% (7 World Trade Center LLC), 3/1/2015	2,050,580
1,000,000		New York City, NY IDA, Special Facilities Revenue Bonds (Series 2006), 5.125% (Jet Blue Airways Corp.)/(Original Issue Yield: 5.35%), 5/15/2030	586,430
400,000		New York City, NY IDA, Special Facilities Revenue Bonds, 5.50% (Terminal One Group Association), 1/1/2024	395,480
1,500,000		New York City, NY IDA, Special Facility Revenue Bonds (Series 2002), 7.625% (British Airways)/(Original Issue Yield: 7.976%), 12/1/2032	1,290,060
5,500,000		New York City, NY IDA, Special Facility Revenue Bonds (Series 2005), 8.00% (American Airlines, Inc.)/(Original Issue Yield: 8.095%), 8/1/2028	5,065,225
1,700,000	[1]	New York Liberty Development Corp., Revenue Bonds (Series 2006A), 6.125% (National Sports Museum), 2/15/2019	1,504,381
Principal Amount			Value
		MUNICIPAL BONDS--continued
		New York--continued
$300,000		New York State Dormitory Authority, Revenue Bonds (Series 2005), 5.00% (Rochester General Hospital)/(Radian Asset Assurance, Inc. INS), 12/1/2035	$265,809
3,000,000	[1,2]	Triborough Bridge & Tunnel Authority, NY, Drivers (Series 3063), 10.4215%, 11/15/2027	3,267,930
		TOTAL	28,367,864
		North Carolina--0.9%
2,500,000		Gaston County, NC Industrial Facilities and PCFA, Exempt Facilities Revenue Bonds, 5.75% (National Gypsum Co.), 8/1/2035	1,947,200
500,000		North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds, 6.375% (Arbor Acres Community)/(United States Treasury PRF 3/1/2012@101)/(Original Issue Yield: 6.55%), 3/1/2032	560,970
630,000		North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Refunding Bonds (Series 2006), 5.10% (Moravian Homes, Inc.), 10/1/2030	533,818
1,200,000		North Carolina Medical Care Commission, Health Care Housing Revenue Bonds (Series 2004A), 5.80% (Arc of North Carolina Projects), 10/1/2034	1,147,188
500,000		North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds (Series 2005A), 5.65% (Pennybyrn at Maryfield)/(Original Issue Yield: 5.85%), 10/1/2025	438,940
		TOTAL	4,628,116
		Ohio--3.7%
9,655,000		Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Bonds (Series 2007A), 6.50%, 6/1/2047	8,587,254
1,000,000		Cleveland-Cuyahoga County, OH Port Authority, Senior Housing Revenue Bonds (Series 2006A), 6.25% (St. Clarence-GEAC LLC), 5/1/2038	914,170
1,500,000		Cleveland-Cuyahoga County, OH Port Authority, Special Assessment Tax-Increment Revenue Bonds, 7.35% (University Heights, OH Public Parking Garage), 12/1/2031	1,562,610
500,000		Franklin County, OH Health Care Facilities, Revenue Bonds (Series 2001A), 7.125% (Ohio Presbyterian Retirement Services)/(United States Treasury PRF 7/1/2011@101)/(Original Issue Yield: 7.35%), 7/1/2029	566,225
5,000,000		Lorain County, OH, Hospital Revenue Refunding & Improvement Bonds, 5.625% (Catholic Healthcare Partners), 10/1/2013	5,307,900
1,500,000		Port Authority for Columbiana County, OH, Solid Waste Facility Revenue Bonds (Series 2004A), 7.25% (Apex Environmental LLC)/(Original Issue Yield: 7.30%), 8/1/2034	1,417,050
375,000		Toledo-Lucas County, OH Port Authority, Revenue Bonds (Series 2004C), 6.375% (Northwest Ohio Bond Fund), 11/15/2032	360,668
		TOTAL	18,715,877
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Oklahoma--1.0%
$3,315,000		Jackson County, OK Hospital Authority, Hospital Revenue Refunding Bonds, 7.30% (Jackson County Memorial Hospital, OK)/(Original Issue Yield: 7.40%), 8/1/2015	$3,330,382
1,000,000		Oklahoma County, OK Finance Authority, Retirement Facility Revenue Bonds (Series 2005), 6.00% (Concordia Life Care Community)/(Original Issue Yield: 6.15%), 11/15/2038	869,300
1,000,000		Oklahoma County, OK Finance Authority, Retirement Facility Revenue Bonds (Series 2005), 6.125% (Concordia Life Care Community), 11/15/2025	923,160
		TOTAL	5,122,842
		Oregon--0.6%
1,000,000		Clackamas County, OR Hospital Facilities Authority, Refunding Gross Revenue Bonds (Series 2005), 5.125% (Willamette Falls Hospital), 4/1/2026	917,360
1,000,000	[1]	Cow Creek Band of Umpqua Tribe of Indians, Tax-Exempt Tax Revenue Bonds (Series 2006C), 5.625%, 10/1/2026	856,430
1,000,000		Yamhill County, OR Hospital Authority, Revenue Bonds, 7.00% (Friendsview Retirement Community)/(United States Treasury PRF 12/1/2013@101)/ (Original Issue Yield: 7.125%), 12/1/2034	1,185,170
		TOTAL	2,958,960
		Pennsylvania--6.3%
1,330,000		Allegheny County, PA HDA, Health Care Facilities Revenue Bonds (Series 1998), 5.875% (Villa St. Joseph of Baden, Inc.)/(Original Issue Yield: 6.02%), 8/15/2018	1,296,457
3,000,000		Allegheny County, PA HDA, Health System Revenue Bonds (Series 2007A), 5.375% (West Penn Allegheny Health System), 11/15/2040	2,093,910
2,000,000	[1]	Allegheny County, PA IDA, Cargo Facilities Lease Revenue Bonds (Series 1999), 6.625% (AFCO Cargo PIT LLC Project)/(Original Issue Yield: 6.75%), 9/1/2024	1,804,940
1,120,000		Allegheny County, PA IDA, Charter School Revenue Bonds (Series 2004A), 7.50% (Propel Schools)/(Original Issue Yield: 7.75%), 12/15/2029	1,155,403
865,000		Allegheny County, PA IDA, Environmental Improvement Refunding Revenue Bonds (Series 2005), 5.50% (United States Steel Corp.), 11/1/2016	875,709
600,000		Bucks County, PA IDA, Retirement Community Revenue Bonds (Series 2005A), 6.25% (Ann's Choice, Inc.), 1/1/2035	580,770
2,000,000		Carbon County, PA IDA, Refunding Revenue Bonds, 6.70% (Panther Creek Partners Project), 5/1/2012	2,069,020
1,500,000		Chartiers Valley, PA Industrial & Commercial Development Authority, First Mortgage Revenue Refunding Bonds (Series 1999), 6.375% (Asbury Health Center)/(Original Issue Yield: 6.52%), 12/1/2024	1,478,655
1,500,000		Chester County, PA IDA, Revenue Bonds (Series 2007A), 6.375% (Avon Grove Charter School)/(Original Issue Yield: 6.45%), 12/15/2037	1,422,000
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$555,000		Cumberland County, PA Municipal Authority, Retirement Community Revenue Bonds (Series 2002A), 7.25% (Wesley Affiliated Services, Inc. Obligated Group)/(United States Treasury PRF 1/1/2013@101)/(Original Issue Yield: 7.50%), 1/1/2035	$659,634
1,445,000		Cumberland County, PA Municipal Authority, Retirement Community Revenue Bonds (Series 2002A), 7.25% (Wesley Affiliated Services, Inc. Obligated Group)/(United States Treasury PRF 1/1/2013@101)/(Original Issue Yield: 7.50%), 1/1/2035	1,717,426
2,550,000	[1,2]	Geisinger Authority, PA Health System, Drivers (Series 1834), 3.4097% (Geisinger Health System), 2/1/2015	1,278,672
1,500,000		Monroe County, PA Hospital Authority, Hospital Revenue Bonds (Series 2007), 5.125% (Pocono Medical Center)/(Original Issue Yield: 5.20%), 1/1/2037	1,325,790
1,000,000		Montgomery County, PA IDA, Fixed-Rate Mortgage Revenue Bonds (Series 2005), 6.25% (Whitemarsh Continuing Care Retirement Community)/ (Original Issue Yield: 6.375%), 2/1/2035	897,520
500,000		Pennsylvania EDFA, Exempt Facilities Revenue Bonds (Series 1997B), 6.125% (National Gypsum Co.), 11/1/2027	423,895
2,000,000		Pennsylvania EDFA, Exempt Facilities Revenue Bonds, 6.25% (National Gypsum Co.), 11/1/2027	1,720,500
1,250,000		Pennsylvania EDFA, Resource Recovery Revenue Bonds (Series A), 6.40% (Northampton Generating), 1/1/2009	1,246,563
900,000		Philadelphia Authority for Industrial Development, Senior Living Revenue Bonds (Series 2005A), 5.625% (PresbyHomes Germantown/ Morrisville), 7/1/2035	821,736
1,000,000		Philadelphia, PA Airport System, Revenue Bonds (Series 2005A), 5.00% (MBIA Insurance Corp. INS), 6/15/2024	938,550
4,000,000		Sayre, PA, Health Care Facilities Authority, Revenue Bonds, 2.891% (Guthrie Healthcare System, PA), 12/1/2031	3,011,000
1,500,000		Scranton, PA, UT GO Bonds (Series 2001C), 7.10% (United States Treasury PRF 9/1/2011@100)/(Original Issue Yield: 7.35%), 9/1/2031	1,693,050
740,000		Washington County, PA Redevelopment Authority, Redevelopment Bonds (Series 2006A), 5.45% (Victory Centre Project-Tanger Outlet Development), 7/1/2035	625,411
2,000,000		Westmoreland County, PA IDA, Health Care Facility Revenue Bonds (Series 2000B), 8.00% (Redstone Presbyterian Seniorcare Obligated Group)/(United States Treasury PRF 11/15/2010@101)/(Original Issue Yield: 8.25%), 11/15/2023	2,245,920
500,000		Westmoreland County, PA IDA, Retirement Community Revenue Bonds (Series 2005A), 5.75% (Redstone Presbyterian Seniorcare Obligated Group), 1/1/2026	446,260
		TOTAL	31,828,791
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Rhode Island--0.6%
$3,500,000	[1,2]	Rhode Island Housing & Mortgage Finance Corp., AUSTIN Trust Variable Inverse Certificates (Series 2008-1110), 9.526%, 4/1/2027	$1,713,950
1,000,000		Rhode Island State Health and Educational Building Corp., Hospital Financing Revenue Bonds (Series 2002), 6.50% (Lifespan Obligated Group)/(United States Treasury PRF 8/15/2012@100)/(Original Issue Yield: 6.70%), 8/15/2032	1,136,110
		TOTAL	2,850,060
		South Carolina--2.0%
6,000,000	[4]	Connector 2000 Association, Inc., SC, Capital Appreciation Senior Revenue Bonds (Series 1998B), 7.700%, 1/1/2025	1,453,140
7,750,000	[4]	Connector 2000 Association, Inc., SC, Toll Road Capital Appreciation Revenue Bonds (Series 1998A), 5.850%, 1/1/2034	982,313
825,000		Lancaster County, SC, Assessment Revenue Bonds (Series 2006), 5.45% (Sun City Carolina Lakes Improvement District), 12/1/2037	645,571
1,000,000		Myrtle Beach, SC, Tax Increment Bonds (Series 2006A), 5.25% (Myrtle Beach Air Force Base Redevelopment Project Area)/(Original Issue Yield: 5.27%), 10/1/2026	839,990
750,000		Myrtle Beach, SC, Tax Increment Bonds (Series 2006A), 5.30% (Myrtle Beach Air Force Base Redevelopment Project Area)/(Original Issue Yield: 5.325%), 10/1/2035	592,275
800,000		South Carolina Jobs-EDA, First Mortgage Health Facilities Refunding Revenue Bonds (Series 2006), 5.30% (Wesley Commons), 10/1/2036	635,424
1,500,000		South Carolina Jobs-EDA, First Mortgage Health Facilities Revenue Refunding Bonds (Series 1998), 5.70% (The Lutheran Homes of South Carolina, Inc.)/(Original Issue Yield: 5.80%), 5/1/2026	1,345,815
4,000,000		South Carolina Jobs-EDA, Hospital Revenue Bonds, 2.59% (Palmetto Health Alliance), 8/1/2013	3,836,000
		TOTAL	10,330,528
		South Dakota--0.8%
2,000,000		Educational Enhancement Funding Corp., SD, Tobacco Revenue Bonds (Series 2002B), 6.50%, 6/1/2032	1,965,320
2,000,000		Minnehaha County, SD Health Facilities, Revenue Bonds (Series 2002A), 7.00% (Bethany Lutheran Home)/(United States Treasury PRF 12/1/2012@100)/(Original Issue Yield: 7.198%), 12/1/2035	2,311,880
		TOTAL	4,277,200
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Tennessee--1.5%
$3,000,000		Elizabethton, TN Health & Educational Facilities Board, First Mortgage Hospital Revenue Refunding & Improvement Bonds (Series 2000B), 8.00% (Mountain States Health Alliance)/(United States Treasury PRF 7/1/2012@103), 7/1/2033	$3,428,220
2,000,000		Johnson City, TN Health & Education Facilities Board, Hospital First Mortgage Revenue Bonds (Series 2006A), 5.50% (Mountain States Health Alliance), 7/1/2036	1,825,120
1,000,000		Johnson City, TN Health & Education Facilities Board, Retirement Facility Revenue Bonds (Series 2004A), 6.25% (Appalachian Christian Village)/ (Original Issue Yield: 6.43%), 2/15/2032	921,140
365,000		Knox County, TN Health Education & Housing Facilities Board, Hospital Facilities Revenue Bonds, 6.50% (Baptist Health System of East Tennessee)/ (Original Issue Yield: 6.625%), 4/15/2031	373,724
375,000		Sullivan County, TN Health Educational & Housing Facilities Board, Revenue Bonds, 6.25% (Wellmont Health System)/(United States Treasury PRF 9/1/2012@101)/(Original Issue Yield: 6.45%), 9/1/2022	425,573
625,000		Sullivan County, TN Health Educational & Housing Facilities Board, Revenue Bonds, 6.25% (Wellmont Health System)/(United States Treasury PRF 9/1/2012@101)/(Original Issue Yield: 6.45%), 9/1/2022	709,288
		TOTAL	7,683,065
		Texas--7.5%
2,000,000		ABIA Development Corp., TX, Airport Facilities Revenue Bonds (Series 1999), 7.25% (Aero Austin LP)/(Original Issue Yield: 7.50%), 1/1/2025	1,917,720
800,000		Abilene, TX Health Facilities Development Corp., Retirement Facilities Revenue Bonds (Series 2003A), 7.00% (Sears Methodist Retirement)/(Original Issue Yield: 7.25%), 11/15/2033	813,544
1,000,000		Austin, TX Convention Center Enterprises, Inc., Convention Center Hotel Second Tier Revenue Refunding Bonds (Series 2006B), 5.75%, 1/1/2034	877,770
1,000,000		Austin, TX Convention Center Enterprises, Inc., First Tier Hotel Revenue Bonds (Series 2001A), 6.70% (United States Treasury PRF 1/1/2011@100)/(Original Issue Yield: 6.75%), 1/1/2032	1,094,800
1,000,000		Brazos River Authority, TX, PCR Refunding Bonds (Series 1994A), 5.40% (Texas Competitive Electric Holdings Co. LLC), 5/1/2029	707,160
5,000,000		Brazos River Authority, TX, PCR Refunding Bonds (Series 2001D-1), 8.25% (Texas Competitive Electric Holdings Co. LLC), 5/1/2033	5,012,400
1,000,000		Brazos River Authority, TX, PCR Refunding Bonds (Series 2003A), 6.75% TOBs (Texas Competitive Electric Holdings Co. LLC), Mandatory Tender 4/1/2013	945,000
715,000		Brazos River Authority, TX, PCR Refunding Bonds (Series 2003C), 6.75% (Texas Competitive Electric Holdings Co. LLC)/(Original Issue Yield: 6.77%), 10/1/2038	599,077
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Texas--continued
$2,380,000		Brazos River Authority, TX, Refunding PCRBs (Series 2001C), 5.75% TOBs (Texas Competitive Electric Holdings Co. LLC), Mandatory Tender 11/1/2011	$2,212,805
1,500,000		Dallas, TX Performing Arts Cultural Facilities Corp., (Series 2006A) Auction Rate Securities (Dallas Center for the Performing Arts Foundation, Inc.)/ (MBIA Insurance Corp. INS), 4.500%, 9/4/2008	1,500,000
4,000,000		Decatur, TX Hospital Authority, Hospital Revenue Bonds (Series 2004A), 7.125% (Wise Regional Health System), 9/1/2034	4,059,880
1,500,000		El Paso, TX HFDC, Senior Care Facilities Revenue Bonds, 7.75% (Bienvivir Senior Health Services)/(United States Treasury PRF 8/15/2011@102), 8/15/2031	1,736,250
765,000		HFDC of Central Texas, Inc., Retirement Facility Revenue Bonds (Series 2006A), 5.50% (Village at Gleannloch Farms, Inc.), 2/15/2027	638,752
1,265,000		HFDC of Central Texas, Inc., Retirement Facility Revenue Bonds (Series 2006A), 5.50% (Village at Gleannloch Farms, Inc.), 2/15/2037	1,007,446
1,000,000		HFDC of Central Texas, Inc., Retirement Facility Revenue Bonds (Series 2006A), 5.75% (Legacy at Willow Bend), 11/1/2036	826,980
1,000,000		Houston, TX Airport System, Special Facilities Revenue Bonds (Series 2001), 7.00% (Continental Airlines, Inc.), 7/1/2029	825,190
1,000,000		Houston, TX HFDC, Retirement Facilities Revenue Bonds (Series 2004A), 7.125% (Buckingham Senior Living Community)/(United States Treasury PRF 2/15/2014@101)/(Original Issue Yield: 7.20%), 2/15/2034	1,210,230
2,000,000		Kerrville, TX HFDC, Hospital Revenue Bonds, 5.375% (Sid Peterson Memorial Hospital), 8/15/2035	1,801,980
1,125,000		Mesquite, TX Health Facilities Development Corp., Retirement Facility Revenue Bonds (Series 2005), 5.625% (Christian Care Centers, Inc.), 2/15/2035	1,006,583
1,000,000		Mission, TX Economic Development Corp., Solid Waste Disposal Revenue Bonds (Series 2007A), 5.20% (Allied Waste North America, Inc.)/(Original Issue Yield: 5.30%), 4/1/2018	908,910
250,000		Port of Corpus Christi, TX IDC, Revenue Refunding Bonds (Series C), 5.40% (Valero Energy Corp.), 4/1/2018	246,133
2,000,000		Tarrant County, TX Cultural Education Facilities Finance Corp., Hospital Revenue Bonds (Series 2006), 6.375% (Doctors Hospital)/(Original Issue Yield: 6.60%), 11/1/2036	1,606,340
900,000		Tarrant County, TX Cultural Education Facilities Finance Corp., Revenue Bonds, (Series 2006A), 6.00% (Northwest Senior Housing Corp. Edgemere Project), 11/15/2036	833,337
1,000,000		Tarrant County, TX HFDC, Revenue Bonds (Series 1998C), 5.75% (Bethesda Living Center)/(Original Issue Yield: 5.89%), 8/15/2018	954,400
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Texas--continued
$1,000,000		Tarrant County, TX HFDC, Revenue Bonds (Series 1998C), 5.75% (Bethesda Living Center)/(Original Issue Yield: 5.97%), 8/15/2028	$893,200
2,000,000		Texas State Affordable Housing Corp., MFH Revenue Bonds (Junior Series 2002B), 8.00% (American Housing Foundation)/(Original Issue Yield: 8.365%), 3/1/2032	398,960
1,000,000		Tom Green County, TX HFDC, Hospital Revenue Bonds, 6.75% (Shannon Health System)/(Original Issue Yield: 6.85%), 5/15/2021	1,036,800
535,000		Travis County, TX Health Facilities Development Corp., Retirement Facility Revenue Bonds, 5.65% (Querencia at Barton Creek)/(Original Issue Yield: 5.80%), 11/15/2035	455,050
2,000,000		Tyler, TX Health Facilities Development Corp., Revenue Refunding & Improvement Bonds (Series 2007A), 5.375% (East Texas Medical Center Regional Healthcare System)/(Original Issue Yield: 5.45%), 11/1/2037	1,737,560
		TOTAL	37,864,257
		Utah--0.8%
1,000,000	[1]	Provo, UT, Charter School Revenue Bonds (Series 2007), 5.50% (Freedom Academy Foundation)/(Original Issue Yield: 5.55%), 6/15/2037	825,760
800,000		Spanish Fork City, UT, Charter School Revenue Bonds (Series 2006), 5.55% (American Leadership Academy), 11/15/2026	707,784
1,750,000		Spanish Fork City, UT, Charter School Revenue Bonds (Series 2006), 5.70% (American Leadership Academy), 11/15/2036	1,490,353
1,315,000	[1]	Utah State Charter School Finance Authority, Charter School Revenue Bonds (Series 2007A), 6.00% (Channing Hall), 7/15/2037	1,167,536
		TOTAL	4,191,433
		Virginia--1.5%
675,000		Broad Street Community Development Authority, VA, Revenue Bonds, 7.10% (Original Issue Yield: 7.15%), 6/1/2016	727,474
1,000,000		Broad Street Community Development Authority, VA, Revenue Bonds, 7.50% (Original Issue Yield: 7.625%), 6/1/2033	1,038,900
1,470,000		Henrico County, VA EDA, Residential Care Facility Revenue Refunding Bonds, 6.70% (Virginia United Methodist Homes, Inc.)/(Original Issue Yield: 6.80%), 6/1/2027	1,485,494
530,000		Henrico County, VA EDA, Residential Care Facility Revenue Refunding Bonds, 6.70% (Virginia United Methodist Homes, Inc.)/(United States Treasury PRF 6/1/2012@100)/(Original Issue Yield: 6.80%), 6/1/2027	603,373
1,500,000		Peninsula Port Authority, VA, Residential Care Facility Revenue Bonds (Series 2003A), 7.375% (Virginia Baptist Homes Obligated Group)/(United States Treasury PRF 12/1/2013@100)/(Original Issue Yield: 7.625%), 12/1/2032	1,812,975
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Virginia--continued
$1,000,000		Peninsula Town Center Community Development Authority, VA, Special Obligation Bonds (Series 2007), 6.45%, 9/1/2037	$895,250
1,250,000		Tobacco Settlement Financing Corp., VA, Tobacco Settlement Asset-Backed Bonds (Series 2007B-1), 5.00% (Original Issue Yield: 5.12%), 6/1/2047	886,488
		TOTAL	7,449,954
		Washington--0.6%
250,000		Skagit County, WA Public Hospital District No. 1, Revenue Bonds (Series 2005), 5.50% (Skagit Valley Hospital), 12/1/2030	225,990
1,500,000	[1]	Washington State Health Care Facilities Authority, Revenue Bonds (Series 2007A), 6.25% (Virginia Mason Medical Center)/(Original Issue Yield: 6.375%), 8/15/2042	1,461,240
1,625,000		Washington State Housing Finance Commission, Nonprofit Revenue Bonds (Series 2007A), 5.625% (Skyline at First Hill), 1/1/2038	1,417,683
		TOTAL	3,104,913
		West Virginia--0.5%
640,000		Ohio County, WV County Commission, Special District Excise Tax Revenue Refunding & Improvement Bonds (Series 2006A), 5.625% (Fort Henry Economic Opportunity Development District), 3/1/2036	597,293
1,000,000		Ohio County, WV County Commission, Tax Increment Revenue Bonds (Series 2005A), 5.625% (Fort Henry Centre Tax Increment Financing District No. 1), 6/1/2034	906,200
1,000,000		Ohio County, WV County Commission, Tax Increment Revenue Bonds (Series 2007A), 5.85% (Fort Henry Centre Tax Increment Financing District No. 1), 6/1/2034	934,490
		TOTAL	2,437,983
		Wisconsin--3.1%
1,185,000		Badger, WI Tobacco Asset Securitization Corp., Asset-Backed Revenue Bonds, 6.125% (Original Issue Yield: 6.35%), 6/1/2027	1,175,733
750,000		Milwaukee, WI Redevelopment Authority, Redevelopment Education Revenue Bonds (Series 2005A), 5.75% (Milwaukee Science Education Consortium, Inc.)/(Original Issue Yield: 5.93%), 8/1/2035	687,758
2,500,000	[1,2]	Wisconsin Housing & EDA, Residual Interest Trust Receipts (Series 2007-K15), 9.092%, 5/1/2014	1,783,000
1,250,000		Wisconsin State HEFA, Revenue Bonds (Series 1998), 5.70% (United Lutheran Program For The Aging, Inc.)/(Original Issue Yield: 5.778%), 3/1/2028	1,110,300
1,000,000		Wisconsin State HEFA, Revenue Bonds (Series 2002A), 7.375% (Divine Savior Healthcare)/(United States Treasury PRF 5/1/2012@100), 5/1/2026	1,149,870
880,000		Wisconsin State HEFA, Revenue Bonds (Series 2002A), 7.50% (Divine Savior Healthcare)/(United States Treasury PRF 5/1/2012@100), 5/1/2032	1,015,678
1,400,000		Wisconsin State HEFA, Revenue Bonds (Series 2004), 6.125% (Eastcastle Place, Inc.)/(Original Issue Yield: 6.25%), 12/1/2034	1,259,258
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Wisconsin--continued
$750,000		Wisconsin State HEFA, Revenue Bonds (Series 2004A), 6.25% (Southwest Health Center)/(Original Issue Yield: 6.32%), 4/1/2034	$687,135
1,000,000		Wisconsin State HEFA, Revenue Bonds (Series 2004A), 6.75% (Beaver Dam Community Hospitals, Inc.)/(Original Issue Yield: 6.95%), 8/15/2034	1,014,860
2,000,000		Wisconsin State HEFA, Revenue Bonds (Series 2006A), 5.25% (Wheaton Franciscan HealthCare), 8/15/2031	1,698,400
1,250,000		Wisconsin State HEFA, Revenue Bonds, 5.80% (Beaver Dam Community Hospitals, Inc.), 8/15/2028	1,105,575
500,000		Wisconsin State HEFA, Revenue Bonds, 6.625% (Tomah Memorial Hospital, Inc.)/(Original Issue Yield: 6.875%), 7/1/2028	501,580
1,630,000		Wisconsin State HEFA, Revenue Bonds, 6.00% (Agnesian Healthcare, Inc.)/(Original Issue Yield: 6.15%), 7/1/2030	1,649,299
1,000,000		Wisconsin State HEFA, Revenue Bonds, (Series 2006A), 5.375% (Marshfield Clinic, WI), 2/15/2034	918,930
		TOTAL	15,757,376
		Wyoming--0.6%
2,000,000		Sweetwater County, WY, Solid Waste Disposal Refunding Revenue Bonds (Series 2005), 5.60% (FMC Corp.), 12/1/2035	1,742,700
1,500,000		Teton County, WY Hospital District, Hospital Revenue Bonds, 6.75% (St. John's Medical Center)/(Original Issue Yield: 7.00%), 12/1/2027	1,498,185
		TOTAL	3,240,885
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $511,494,868)	474,474,480
		SHORT-TERM MUNICIPALS--3.2% [6]
		Illinois--0.4%
2,000,000		Illinois Finance Authority, (Series 2004) Weekly VRDNs (Republic Services, Inc.), 5.000%, 9/4/2008	2,000,000
		Missouri--1.6%
6,600,000		Missouri State HEFA, (Series 1997) Daily VRDNs (Cox Health Systems)/(MBIA Insurance Corp. INS)/(JPMorgan Chase Bank, N.A. LIQ), 8.000%, 9/2/2008	6,600,000
1,600,000		Missouri State HEFA, (Series 2002) Daily VRDNs (Cox Health Systems)/(AMBAC INS)/(Bank of Nova Scotia, Toronto LIQ), 8.000%, 9/2/2008	1,600,000
		TOTAL	8,200,000
		Pennsylvania--0.4%
2,120,000		Philadelphia, PA Authority for Industrial Development Daily VRDNs (Newcourtland Elder Services)/(PNC Bank, N.A. LOC), 2.550%, 9/2/2008	2,120,000
Principal Amount			Value
		SHORT-TERM MUNICIPALS--continued [6]
		Tennessee--0.3%
$600,000		Sevier County, TN Public Building Authority, (Series IV-B-2) Daily VRDNs (Greeneville (Town of), TN)/(FSA INS)/(JPMorgan Chase Bank, N.A. LIQ), 2.500%, 9/2/2008	$600,000
700,000		Sevier County, TN Public Building Authority, (Series IV-C-1) Daily VRDNs (Blount County, TN)/(FSA INS)/(JPMorgan Chase Bank, N.A. LIQ), 2.500%, 9/2/2008	700,000
		TOTAL	1,300,000
		Virginia--0.5%
2,700,000		Roanoke, VA IDA, (Series 2005A-1) Daily VRDNs (Carilion Health System Obligated Group)/(FSA INS)/(Wachovia Bank N.A. LIQ), 2.550%, 9/2/2008	2,700,000
		TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)	16,320,000
		CORPORATE BONDS--1.5%
1,500,000	[1,2]	Charter Mac Equity Issuer Trust, Pfd., 7.60%, 11/30/2010	1,625,850
2,000,000	[1,2]	Muni Mae TE Bond Subsidiary LLC, Pfd., 7.75%, 6/30/2050	2,128,200
4,000,000		Non-Profit Preferred Funding Trust I, Partnership, 9/15/2037	3,936,600
		TOTAL CORPORATE BONDS (IDENTIFIED COST $7,489,000)	7,690,650
		TOTAL INVESTMENTS--98.5% (IDENTIFIED COST $535,303,868) [7]	498,485,130
		OTHER ASSETS AND LIABILITIES - NET--1.5% [8]	7,795,241
		TOTAL NET ASSETS--100%	$506,280,371

Securities that are subject to the federal alternative minimum tax (AMT) represent 16.2% of the Fund's portfolio as calculated based upon total market value (percentage is unaudited).

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered or being able to take advantage of an exemption from registration under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At August 31, 2008, these restricted securities amounted to $41,769,656, which represented 8.3% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the "Trustees"). At August 31, 2008, these liquid restricted securities amounted to $11,797,602, which represented 2.3% of total net assets.

3 Non-income-producing security.

4 Zero coupon bond, reflects effective rate at time of purchase.

5 Obligor had filed for bankruptcy. Subsequent to August 31, 2008, a Notice of Initial Distribution was received and a portion of the bond was redeemed at par. The market value of the remaining par was adjusted to reflect the expected value of future cashflows.

6 Current rate and next reset date shown for Variable Rate Demand Notes.

7 The cost of investments for federal tax purposes amounts to $535,129,740.

8 Assets, other than investment in securities, less liabilities. See Statements of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2008.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
BANs	--Bond Anticipation Notes
COL	--Collateralized
EDA	--Economic Development Authority
EDFA	--Economic Development Financing Authority
EDRBs	--Economic Development Revenue Bonds
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HDA	--Hospital Development Authority
HEFA	--Health and Education Facilities Authority
HFA	--Housing Finance Authority
HFDC	--Health Facility Development Corporation
IDA	--Industrial Development Authority
IDB	--Industrial Development Bond
IDC	--Industrial Development Corporation
IDFA	--Industrial Development Finance Authority
IDRB(s)	--Industrial Development Revenue Bond(s)
INS	--Insured
LIQ	--Liquidity Agreement
LO	--Limited Obligation
LOC	--Letter of Credit
LT	--Limited Tax
MFH	--Multi-Family Housing
PCR	--Pollution Control Revenue
PCRBs	--Pollution Control Revenue Bonds
PCFA	--Pollution Control Finance Authority
PRF	--Prerefunded
RITES	--Residual Interest Tax-Exempt Securities
SFM	--Single Family Mortgage
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2008

Assets:
Total investments in securities, at value (identified cost $535,303,868)		$498,485,130
Cash		18,852
Income receivable		8,577,789
Receivable for shares sold		1,099,086
TOTAL ASSETS		508,180,857
Liabilities:
Payable for investments purchased	$983,440
Payable for shares redeemed	639,693
Payable for Director'/Trustees' fees	3,625
Payable for transfer and dividend disbursing agent fees and expenses	44,704
Payable for distribution services fee (Note 5)	67,959
Payable for shareholder services fee (Note 5)	101,904
Accrued expenses	59,161
TOTAL LIABILITIES		1,900,486
Net assets for 58,069,084 shares outstanding		$506,280,371
Net Assets Consist of:
Paid-in capital		$586,734,855
Net unrealized depreciation of investments		(36,818,738)
Accumulated net realized loss on investments, futures contracts and swap contracts		(44,793,677)
Undistributed net investment income		1,157,931
TOTAL NET ASSETS		$506,280,371

Statement of Assets and Liabilities-continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($208,301,706 ÷ 23,888,838 shares outstanding), $0.001 par value, 500,000,000 shares authorized	$8.72
Offering price per share (100/95.50 of $8.72) [1]	$9.13
Redemption proceeds per share	$8.72
Class B Shares:
Net asset value per share ($58,798,036 ÷ 6,747,471 shares outstanding), $0.001 par value, 500,000,000 shares authorized	$8.71
Offering price per share	$8.71
Redemption proceeds per share (94.50/100 of $8.71) [1]	$8.23
Class C Shares:
Net asset value per share ($48,494,817 ÷ 5,564,475 shares outstanding), $0.001 par value, 500,000,000 shares authorized	$8.72
Offering price per share	$8.72
Redemption proceeds per share (99.00/100 of $8.72) [1]	$8.63
Class F Shares:
Net Asset Value Per Share ($190,685,812 ÷ 21,868,300 shares outstanding), $0.001 par value, 500,000,000 shares authorized	$8.72
Offering price per share (100/99.00 of $8.72) [1]	$8.81
Redemption proceeds per share (99.00/100 of $8.72) [1]	$8.63

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2008

Investment Income:
Interest			$34,245,161
Expenses:
Investment adviser fee (Note 5)		$3,258,035
Administrative personnel and services fee (Note 5)		425,342
Custodian fees		22,447
Transfer and dividend disbursing agent fees and expenses		331,214
Auditing fees		22,200
Legal fees		20,674
Portfolio accounting fees		184,261
Distribution services fee--Class B Shares (Note 5)		516,152
Distribution services fee--Class C Shares (Note 5)		392,645
Shareholder services fee--Class A Shares (Note 5)		539,649
Shareholder services fee--Class B Shares (Note 5)		172,051
Shareholder services fee--Class C Shares (Note 5)		130,011
Shareholder services fee--Class F Shares (Note 5)		495,604
Account administration fee--Class A Shares		2,728
Account administration fee--Class F Shares		934
Share registration costs		63,776
Printing and postage		64,499
Insurance premiums		6,502
Interest and trust expenses (Note 2)		147,139
TOTAL EXPENSES		6,795,863
Waivers and Reduction:
Waiver of investment adviser fee (Note 5)	$(1,502,675)
Waiver of administrative personnel and services fee (Note 5)	(11,974)
Reduction of custodian fees	(1,440)
TOTAL WAIVERS AND REDUCTION		(1,516,089)
Net expenses			5,279,774
Net investment income			28,965,387
Realized and Unrealized Gain (Loss) on Investments and Swap Contracts:
Net realized loss on investments			(15,853,070)
Net realized loss on swap contracts			(598,576)
Net change in unrealized depreciation of investments			(34,559,649)
Net change in unrealized depreciation of swap contracts			117,040
Net realized and unrealized loss on investments and swap contracts			(50,894,255)
Change in net assets resulting from operations			$(21,928,868)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$28,965,387	$28,747,671
Net realized gain (loss) on investments, futures contracts and swap contracts	(16,451,646)	4,508,542
Net change in unrealized appreciation/depreciation of investments, futures contracts and swap contracts	(34,442,609)	(31,723,214)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(21,928,868)	1,532,999
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(12,016,316)	(11,873,059)
Class B Shares	(3,256,785)	(4,044,160)
Class C Shares	(2,474,670)	(2,391,086)
Class F Shares	(11,047,499)	(9,934,300)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(28,795,270)	(28,242,605)
Share Transactions:
Proceeds from sale of shares	93,391,389	116,322,957
Net asset value of shares issued to shareholders in payment of distributions declared	20,315,016	19,644,326
Cost of shares redeemed	(134,647,920)	(112,162,339)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(20,941,515)	23,804,944
Change in net assets	(71,665,653)	(2,904,662)
Net Assets:
Beginning of period	577,946,024	580,850,686
End of period (including undistributed net investment income of $1,157,931 and $1,062,162, respectively)	$506,280,371	$577,946,024

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2008

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Municipal High Yield Advantage Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide a high level of current income which is generally exempt from federal regular income tax. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations and state and local taxes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on September 1, 2007. As of and during the year ended August 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap and Interest Rate Lock Contracts

Swap and interest rate lock contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount" for a predetermined period of time. The Fund may enter into interest rate, total return, credit default and other swap or rate lock agreements.

Interest rate swap agreements generally involve the agreement by the Fund to pay a counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Net payable or receivable for swap contracts on the Statement of Assets and Liabilities and periodic payments are reported as net realized gain or loss on swap contracts in the Statement of Operations. For the year ended August 31, 2008, the Fund had a net realized loss on swap contracts of $598,576.

At August 31, 2008, the Fund had no outstanding swap contracts.

Inverse Floater Structures

The Fund may participate in Secondary Inverse Floater Structures in which fixed-rate, tax-exempt municipal bonds purchased by the Fund are transferred to a trust. The trust subsequently issues two or more variable-rate securities that are collateralized by the cashflows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable-rate securities pays interest based on a floating rate set by a remarketing agent at predetermined intervals. A residual-interest tax-exempt security is also created by the trust which is transferred to the Fund, that is paid interest based on the remaining cashflow of the trust, after payment of interest on the other securities and various expenses of the trust.

The Fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the Fund's investments, and the related floating-rate notes reflected as Fund liabilities under the caption, "Payable for floating rate certificate securities" in the Statement of Assets and Liabilities. At August 31, 2008, the Fund held no investments in secondary inverse floater structures. The Fund recorded interest and trust expenses of $147,139 for these investments for the year ended August 31, 2008.

While these inverse floater structures are accounted for as secured borrowings, the Fund's Adviser has determined that they do not constitute borrowings for purposes of any fundamental limitation on borrowings that may be applicable to the Fund.

Futures Contracts

The Fund may periodically purchase and sell financial futures contracts to manage duration and cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended August 31, 2008, the Fund had no net realized gain or loss on futures contracts.

At August 31, 2008, the Fund had no outstanding futures contracts.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at August 31, 2008, is as follows:

Security	Acquisition Date	Acquisition Cost
Allegheny County, PA IDA, Cargo Facilities Lease Revenue Bonds (Series 1999), 6.625% (AFCO Cargo PIT LLC Project)/(Original Issue Yield: 6.75%), 9/1/2024	9/23/1999	$1,969,900
Arizona Health Facilities Authority, RITES (PA-1454), 2.54% (Phoenix Children's Hospital), 8/1/2011	2/14/2007-2/1/2008	$5,944,800
California PCFA, Solid Waste Disposal Revenue Bonds (Series 2002B), 5.00% (Waste Management, Inc.), 7/1/2027	6/24/2005	$1,000,000
California PCFA, Solid Waste Disposal Revenue Bonds (Series 2005A-2), 5.40% (Waste Management, Inc.), 4/1/2025	3/30/2005	$1,000,000
California Statewide Communities Development Authority, MFH Revenue Bonds (Series 1999X), 6.65% (Magnolia City Lights Project), 7/1/2029	6/7/1999	$1,245,000
California Statewide Communities Development Authority, Revenue Bonds, 6.625% (Tehiyah Day School), 11/1/2031	7/13/2001	$ 970,000
Capital Trust Agency, FL, Revenue Bonds (Series 2003A), 8.95% (Seminole Tribe of Florida Convention and Resort Hotel Facilities)/ (United States Treasury PRF 10/1/2012@102), 10/1/2033	5/9/2003	$1,000,000
Cow Creek Band of Umpqua Tribe of Indians, Tax-Exempt Tax Revenue Bonds (Series 2006C), 5.625%, 10/1/2026	6/9/2006	$1,000,000
Kansas City, MO IDA, MFH Revenue Bonds, 6.90% (Woodbridge Apartments Project), 8/1/2030	7/27/1999	$2,445,000
New York City, NY IDA, Liberty Revenue Bonds (Series A), 6.50% (7 World Trade Center LLC), 3/1/2035	3/15/2005	$6,000,000
New York City, NY IDA, Liberty Revenue Bonds (Series B), 6.75% (7 World Trade Center LLC), 3/1/2015	3/15/2005	$2,000,000
New York Liberty Development Corp., Revenue Bonds (Series 2006A), 6.125% (National Sports Museum), 2/15/2019	8/7/2006	$1,700,000
Palm Beach County, FL, Tax-Exempt Revenue Bonds (Series 2005A), 6.75% (G-Star School of the Arts for Motion Pictures and Broadcasting Charter School), 5/15/2035	12/5/2005	$2,000,000
Provo, UT, Charter School Revenue Bonds (Series 2007), 5.50% (Freedom Academy Foundation)/(Original Issue Yield: 5.55%), 6/15/2037	3/29/2007	$1,000,000
Utah State Charter School Finance Authority, Charter School Revenue Bonds (Series 2007A), 6.00% (Channing Hall), 7/15/2037	10/26/2007-11/26/2007	$1,316,538
Watson Road Community Facilities District, AZ, Special Assessment Revenue Bonds (Series 2005), 6.00%, 7/1/2030	12/21/2005	$1,000,000
Washington State Health Care Facilities Authority, Revenue Bonds (Series 2007A), 6.25% (Virginia Mason Medical Center)/(Original Issue Yield: 6.375%), 8/15/2042	11/30/2007	$1,473,735

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended August 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	5,162,448	$47,337,786	5,059,509	$50,694,899
Shares issued to shareholders in payment of distributions declared	996,376	9,127,795	902,579	9,024,064
Shares redeemed	(6,474,228)	(59,439,195)	(5,240,728)	(52,305,979)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(315,404)	$(2,973,614)	721,360	$7,412,984

Year Ended August 31	2008		2007
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	456,985	$4,167,296	568,305	$5,694,215
Shares issued to shareholders in payment of distributions declared	226,445	2,077,686	256,073	2,561,478
Shares redeemed	(2,393,611)	(22,050,403)	(2,967,172)	(29,669,838)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,710,181)	$(15,805,421)	(2,142,794)	$(21,414,145)

Year Ended August 31	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,311,140	$12,056,731	1,572,748	$15,744,034
Shares issued to shareholders in payment of distributions declared	171,653	1,573,061	156,563	1,565,025
Shares redeemed	(1,814,689)	(16,697,365)	(1,113,526)	(11,125,921)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(331,896)	$(3,067,573)	615,785	$6,183,138

Year Ended August 31	2008		2007
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	3,225,029	$29,829,576	4,419,521	$44,189,809
Shares issued to shareholders in payment of distributions declared	823,245	7,536,474	649,760	6,493,759
Shares redeemed	(3,972,844)	(36,460,957)	(1,911,057)	(19,060,601)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	75,430	$905,093	3,158,224	$31,622,967
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(2,282,051)	$(20,941,515)	2,352,575	$23,804,944

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to expiration of capital loss carryforwards and differing treatments for secondary inverse floater structures and discount accretion/premium amortization on debt securities.

For the year ended August 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(18,808,947)	$(74,348)	$18,883,295

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2008 and 2007, was as follows:

	2008	2007
Tax-exempt income	$28,795,270	$28,242,605

As of August 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$1,094,276
Undistributed ordinary income	$63,655
Net unrealized depreciation	$(36,644,610)
Capital loss carryforwards and deferrals	$(44,967,805)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, unused capital loss carryforwards, post-October loss deferrals, partnership adjustments and discount accretion/premium amortization on debt securities.

At August 31, 2008, the cost of investments for federal tax purposes was $535,129,740. The net unrealized depreciation of investments for federal tax purposes was $36,644,610. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $11,829,391 and net unrealized depreciation from investments for those securities having an excess of cost over value of $48,474,001.

At August 31, 2008, the Fund had a capital loss carryforward of $26,457,071 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$4,968,940
2010	$3,907,651
2011	$5,101,855
2012	$3,341,471
2013	$7,976,021
2014	$1,161,133

The Fund used capital loss carryforwards of $1,521,052 to offset taxable capital gains realized during the year ended August 31, 2008. Additionally, capital loss carryforwards of $18,808,950 expired during the year ended August 31, 2008.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2008 for federal income tax purposes, post-October losses of $18,510,734 were deferred to September 1, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2008, the Adviser waived $1,502,675 of its fee.

Pursuant to a settlement with the New York Attorney General, the Adviser has agreed to waive investment adviser fees in compliance with an Assurance of Discontinuance dated November 17, 2005. The net adviser fee was reduced to 0.3233% effective January 1, 2006 and may not be increased until after December 31, 2010.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2008, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $11,974 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.05%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended August 31, 2008, FSC retained $92,954 of fees paid by the Fund. For the year ended August 31, 2008, the Fund's Class A Shares and Class F Shares did not incur a distribution services fee. On November 15, 2007, the Fund's Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares and Class F Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund on April 30, 2008.

Sales Charges

For the year ended August 31, 2008, FSC retained $69,511 in sales charges from the sale of Class A Shares and $232 from the sale of Class F Shares. FSC also retained $6,195 of contingent deferred sales charges relating to redemptions of Class A Shares, $5,818 relating to redemptions of Class C Shares and $34,300 relating to redemptions of Class F Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended August 31, 2008, FSSC did not receive any fees paid by the Fund.

Interfund Transactions

During the year ended August 31, 2008, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $139,690,000 and $163,910,000, respectively.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the Financial Highlights, but excluding interest and trust expenses (referenced in Note 2)) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares (after the voluntary waivers and reimbursements) will not exceed 0.7949%, 1.5449%, 1.5449% and 0.7949%, respectively, for the fiscal year ending August 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through October 31, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. EXPENSE REDUCTION

Through arrangements with the Fund's custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended August 31, 2008, the Fund's expenses were reduced by $1,440 under these arrangements.

7. INVESTMENT RISK

Although the Fund has a diversified portfolio, the Fund has 47.3% of its portfolio invested in lower rated and comparable quality unrated high-yield securities. Investments in higher-yield securities may be subject to a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high-yielding securities because such securities are generally unsecured and often subordinated to other creditors of the issuer.

8. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2008, were as follows:

Purchases	$178,478,963
Sales	$211,452,566

9. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of August 31, 2008, there were no outstanding loans. During the year ended August 31, 2008, the Fund did not utilize the LOC.

10. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of August 31, 2008, there were no outstanding loans. During the year ended August 31, 2008, the program was not utilized.

11. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

13. FEDERAL TAX INFORMATION (UNAUDITED)

At August 31, 2008, 100.0% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND SHAREHOLDERS OF FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND:

We have audited the accompanying statement of assets and liabilities of Federated Municipal High Yield Advantage Fund (the "Fund") (one of the portfolios constituting Federated Municipal Securities Income Trust), including the portfolio of investments, as of August 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Municipal High Yield Advantage Fund, a portfolio of Federated Municipal Securities Income Trust, at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
October 16, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised seven portfolios and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: July 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee and Chairman of the Board of Directors or Trustees of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: August 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: July 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson has been the Fund's Portfolio Manager since May 1996. She was named Chief Investment Officer of tax-exempt fixed-income products in 2004. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations: J. Scott Albrecht is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one- and three-year periods ending December 31, 2007. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. In this regard, it was noted that the Adviser has agreed to a reduction of 27 basis points in the Fund's advisory fee at least through December 31, 2010.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Municipal High Yield Advantage Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923864
Cusip 313923856
Cusip 313923849
Cusip 313923831

G01091-01 (10/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated New York Municipal Income Fund

Established 1992

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2008

Class A Shares
Class B Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2008		2007		2006	[1]	2005	2004
Net Asset Value, Beginning of Period	$10.36		$10.73		$10.83		$10.65	$10.44
Income From Investment Operations:
Net investment income	0.43		0.44		0.45		0.45	0.46
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.38)		(0.37)		(0.10)		0.18	0.21
TOTAL FROM INVESTMENT OPERATIONS	0.05		0.07		0.35		0.63	0.67
Less Distributions:
Distributions from net investment income	(0.43)		(0.44)		(0.45)		(0.45)	(0.46)
Net Asset Value, End of Period	$9.98		$10.36		$10.73		$10.83	$10.65
Total Return [2]	0.53%		0.57%		3.30	% [3]	6.03%	6.51%

Ratios to Average Net Assets:
Net expenses	0.76	% [4]	0.80	% [5]	0.70%		0.60%	0.61%
Net investment income	4.25%		4.09%		4.19%		4.19%	4.31%
Expense waiver/reimbursement [6]	0.89%		0.85%		1.06%		1.08%	1.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$32,288		$36,867		$26,962		$26,307	$27,600
Portfolio turnover	20%		21%		37%		20%	15%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 During the period, the Fund's Class A Shares were reimbursed by an affiliated shareholder services provider, which had an impact of 0.03% on the total return.

4 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio for the year ended August 31, 2008 is 0.76% after taking into account these expense reductions.

5 Includes 0.04% of interest and trust expenses related to the Fund's participation in certain inverse floater structures.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2008		2007		2006 [1]	2005	2004
Net Asset Value, Beginning of Period	$10.36		$10.73		$10.83	$10.65	$10.44
Income From Investment Operations:
Net investment income	0.36		0.36		0.36	0.37	0.38
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.38)		(0.37)		(0.10)	0.18	0.21
TOTAL FROM INVESTMENT OPERATIONS	(0.02)		(0.01)		0.26	0.55	0.59
Less Distributions:
Distributions from net investment income	(0.36)		(0.36)		(0.36)	(0.37)	(0.38)
Net Asset Value, End of Period	$9.98		$10.36		$10.73	$10.83	$10.65
Total Return [2]	(0.23)%		(0.19)%		2.47%	5.21%	5.72%

Ratios to Average Net Assets:
Net expenses	1.52	% [3]	1.56	% [4]	1.51%	1.37%	1.36%
Net investment income	3.50%		3.33%		3.38%	3.42%	3.56%
Expense waiver/reimbursement [5]	0.70%		0.60%		0.78%	0.83%	0.82%
Supplemental Data:
Net assets, end of period (000 omitted)	$12,936		$15,951		$19,512	$22,304	$21,802
Portfolio turnover	20%		21%		37%	20%	15%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio for the year ended August 31, 2008 is 1.52% after taking into account these expense reductions.

4 Includes 0.04% of interest and trust expenses related to the Fund's participation in certain inverse floater structures.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2008 to August 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2008	Ending Account Value 8/31/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,038.30	$3.89
Class B Shares	$1,000	$1,034.40	$7.77
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,021.32	$3.86
Class B Shares	$1,000	$1,017.50	$7.71

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.76%
Class B Shares	1.52%

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 0.53% for the fund's Class A Shares and (0.23)% for the fund's Class B Shares. The total return of the Lehman Brothers New York Municipal Bond Index (LBNYMB), 1 the fund's benchmark, was 4.48% during the 12-month reporting period. The fund's total return for the most recently completed fiscal year end reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the LBNYMB.

The fund's investment strategy focused on: (a) managing the effective duration 2 of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates); 3 (b) the allocation of the portfolio among securities of similar issuers (referred to as sectors); (c) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities); and (d) the credit quality and ratings of the portfolio securities (which indicates the risk that securities will default). These were the most significant factors affecting the fund's performance relative to the LBNYMB.

The following discussion focuses on the performance of the fund's Class A Shares. The 0.53% total return of the Class A Shares for the reporting period consisted of 4.20% of tax-exempt dividends and (3.67)% of price depreciation in the net asset value of the shares. 4

1 The LBNYMB is an unmanaged index comprising investment-grade, tax-exempt and fixed-rate bonds issued in the state of New York; all securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million. The LBNYMB is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflect in the fund's performance. The LBNYMB is unmanaged and, unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

3 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

4 Income may be subject to the federal alternative minimum tax.

MARKET OVERVIEW

During the 12-month reporting period the market's perception of risk changed significantly. Market volatility spiked and a credit crunch developed as banks tightened credit standards and the money markets suffered dislocations in response to the bursting of the housing bubble. Toward the end of the period, conditions in the market for subprime mortgages and related instruments, including segments of the asset-backed commercial paper market, deteriorated sharply. This led to volatile financial market conditions and an increased investor preference for safe assets as well as revisions in expectations concerning Federal Reserve (the "Fed") policy. The Fed reduced the Federal Funds' Target Rate by 3.25% to 2.00%. This led to a trend of moderately lower interest rates and an environment in which tax-exempt municipal credit spreads widened, or the yield difference increased between AAA-rated municipal bonds and bonds of lower credit quality and similar maturity.

Financial markets have remained under considerable stress and credit conditions have tightened further for businesses and households while information available at or near the end of the reporting period pointed to a deepening of the housing contraction as well as softening in the labor markets. The tax-exempt municipal bond market has been affected by the events in the housing and mortgage markets. Credit risk and liquidity concerns resulted in a widening of municipal credit spreads and a steepening of the tax-exempt municipal yield curve with long-term interest rates rising more than short-term interest rates (that is, as securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was more or less steepened).

Because of the high tax rate on unearned income and the large concentration of wealth within the state, the demand for New York tax-exempt bonds remained strong. During the reporting period, the finance, real estate and insurance sectors, which are very important to the New York City and State economies, were under considerable pressure as a result of the decline in the housing and asset-backed securities markets. New York City appeared to benefit from the resurgence of Wall Street and the strong real estate market however, that will be an economic drag going forward.

DURATION

As determined at the end of the 12-month reporting period, the fund's dollar-weighted average duration for the reporting period was 7.56 years. Duration management was a significant component of the fund's investment strategy and did have a positive impact on performance during the period. The shorter a fund's duration relative to an index, the less its net asset value will react as interest rates change. The fund adjusted duration relative to the LBNYMB several times over the reporting period to seek to take advantage of expectations concerning short-term interest rate movements. Overall, the fund maintained a longer duration than the duration of the LBNYMB. The fund's relatively longer duration, as compared to the benchmark over most of the reporting period added negative excess return. The fund used municipal swaps to hedge the portfolio against anticipated adverse price movements in the tax-exempt municipal market. The use of these municipal swaps provided a negative excess return contribution over the period due to the considerable market volatility.

SECTOR

During the 12-month reporting period, the fund's allocation to securities issued by institutions of higher education and health care projects was greater than its allocation to general obligation bonds issued by cities, states and school districts. These allocations provided mixed results for the fund's performance due to the widening of credit spreads within the healthcare sector and the demand by investors for the higher relative quality of refunded and general obligation bonds, which resulted in their outperformance. The municipal bond insurance companies that had insured mortgage-backed related securities also experienced credit weakening as the housing market deteriorated during the period. This had a negative price impact on tax-exempt municipal bonds owned by the fund that are insured by municipal bond insurers such as Radian Assurance, Federal Guaranty Insurance Corporation and American Capital Access.

MATURITY AND YIELD CURVE

The fund had a greater concentration of maturities longer than 20 years relative to the LBNYMB. Bonds with shorter maturities provided better returns as the yield curve steepened and the yields on shorter maturities declined. The yields of bonds with longer final maturities increased over the period. Even though the fund increased its holdings of shorter maturity bonds, it was underweight relative to the LBNYMB. This contributed to relative underperformance.

CREDIT QUALITY

Although there was no appreciable change in fundamental credit quality during the 12-month reporting period, both the change in risk-taking by investors and the negative impact on market liquidity resulted in underperformance of bonds rated "A" and "BBB" relative to bonds rated in the higher rating categories. Credit spreads increased in the second half of the period, with the widening of credit spreads to a greater extent for "A" and BBB-rated (or comparable quality) 5 debt. The fund's overweight, relative to the LBNYMB, in BBB-rated debt during the reporting period hurt the fund's performance as the yield on "A" and BBB-rated debt increased to a greater extent than for other investment-grade securities.

5 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated New York Municipal Income Fund (Class A Shares) (the "Fund") from August 31, 1998 to August 31, 2008, compared to the Lehman Brothers New York Municipal Bond Index (LBNYMB) 2 and the Lipper New York Municipal Debt Funds Average (LNYMDFA). 3

Average Annual Total Returns [4] for the Period Ended 8/31/2008
1 Year	(4.01)%
5 Years	2.41%
10 Years	3.11%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50% ..

1 Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The fund's performance assumes the reinvestment of all dividends and distributions. The LBNYMB and LNYMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average. The index is unmanaged and, unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index or an average.

2 The LBNYMB is an unmanaged index comprising investment-grade, tax-exempt, and fixed-rate bonds issued in the state of New York; all securities have long-term maturities (greater than two years) and are selected from issuers larger than $50 million. The LBNYMB is not adjusted to reflect sales charges, expenses or other fees that the Securities Exchange Commission (SEC) requires to be reflected in the fund's performance. The LBNYMB is unmanaged and, unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LNYMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated New York Municipal Income Fund (Class B Shares) (the "Fund") from September 5, 2002 (start of performance) to August 31, 2008, compared to the Lehman Brothers New York Municipal Bond Index (LBNYMB) 2 and the Lipper New York Municipal Debt Funds Average (LNYMDFA). 3

Average Annual Total Returns [4] for the Period Ended 8/31/2008
1 Year	(5.53)%
5 Years	2.22%
Start of Performance (9/5/2002)	2.24%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The fund's performance assumes the reinvestment of all dividends and distributions. The LBNYMB and LNYMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average. The index is unmanaged and, unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index or an average.

2 The LBNYMB is an unmanaged index comprising investment-grade, tax-exempt, and fixed-rate bonds issued in the state of New York; all securities have long-term maturities (greater than two years) and are selected from issuers larger than $50 million. The LBNYMB is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the fund's performance. The LBNYMB is unmanaged and, unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LNYMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At August 31, 2008, the Fund's sector composition 1 was as follows:

Sector Composition	Percentage of Total Net Assets
Insured	31.5%
Education	14.7%
Refunded	11.9%
Hospital	9.2%
Transportation	5.6%
General Obligation--State	3.7%
Water and Sewer	3.0%
Senior Care	2.6%
Public Power	2.2%
Industrial Development Bond/Pollution Control Revenue	1.9%
Other [2]	12.8%
Other Assets and Liabilities--Net [3]	0.9%
TOTAL	100.0%

1 Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's adviser. For securities that have been enhanced by a third party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third party as determined by the Fund's adviser. Securities that are insured by a bond insurer are assigned to the "Insured" sector. Refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.

2 For purposes of this table, sector classifications constitute 86.3% of the Fund's total net assets. Remaining sectors have been aggregated under the designation "Other."

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

August 31, 2008

Principal Amount			Value
		MUNICIPAL BONDS--98.2%
		New York--90.9%
$500,000		Albany, NY IDA, Civic Facility Revenue Bonds, (Series A), 5.75% (Albany Law School of Union University)/(United States Treasury PRF 10/1/2010@100)/(Original Issue Yield: 5.83%), 10/1/2030	$536,460
500,000		Albany, NY IDA, IDRBs (Series 2004A), 5.375% (Albany College of Pharmacy), 12/1/2024	478,285
500,000		Albany, NY IDA, Tax-Exempt Civic Facility Revenue Bonds (Series 2007A), 5.00% (Albany Law School of Union University)/(Original Issue Yield: 5.05%), 7/1/2031	447,355
375,000		Amherst, NY IDA, Civic Facility Revenue Bonds (Series 2006A), 5.20% (Beechwood Health Care Center, Inc.), 1/1/2040	295,579
500,000		Broome County, NY IDA, Civic Facility Revenue Bonds (Series 2004B), 5.00% (University Plaza-Phase II)/(ACA Financial Guaranty Company INS)/(Original Issue Yield: 5.05%), 8/1/2025	417,365
400,000		Cattaraugus County, NY IDA, Civic Facility Revenue Bonds, 5.10% (St. Bonaventure University), 5/1/2031	350,740
280,000		Dutchess County, NY IDA, Refunding Revenue Bonds (Series 2004A), 7.50% (St. Francis Hospital and Health Centers), 3/1/2029	297,727
785,000		Dutchess County, NY IDA, Revenue Bonds, 5.00% (Marist College)/(Original Issue Yield: 5.15%), 7/1/2020	799,114
500,000		East Rochester, NY Housing Authority, Revenue Bonds (Series 2002A), 5.375% (Rochester St. Mary's Residence Facility LLC)/(GTD by GNMA), 12/20/2022	518,135
335,000		East Rochester, NY Housing Authority, Senior Living Revenue Bonds (Series 2006), 5.50% (Woodland Village, Inc.), 8/1/2033	283,387
200,000		Essex County, NY IDA, Environmental Improvement Revenue Bonds (Series 2006A), 4.60% (International Paper Co.), 12/1/2030	142,754
750,000		Hempstead Town, NY IDA, Civic Facility Revenue Bonds, 5.00% (Adelphi University), 10/1/2035	742,275
500,000		Hempstead Town, NY IDA, Civic Facility Revenue Bonds, 5.00% (Hofstra University)/(Original Issue Yield: 5.10%), 7/1/2033	500,390
220,000		Islip, NY Resource Recovery Agency, Resource Recovery Revenue Bonds (Series 2001E), 5.75% (FSA INS), 7/1/2023	226,743
500,000		Livingston County, NY IDA, Civic Facility Revenue Bonds (Series 2005), 6.00% (Nicholas H. Noyes Memorial Hospital Civic Facility), 7/1/2030	454,780
1,000,000		Long Island Power Authority, NY, Electric System General Revenue Bonds (Series 2006B), 5.00%, 12/1/2035	986,730
500,000		Madison County, NY IDA, Civic Facility Revenue Bonds (Series 2003A), 5.00% (Colgate University), 7/1/2023	514,455
Principal Amount			Value
		MUNICIPAL BONDS--continued
		New York--continued
$250,000		Metropolitan Transportation Authority, NY, Revenue Bonds (Series 1998A), 5.00% (MTA Dedicated Tax Fund)/(United States Treasury PRF 10/1/2015@100)/(Original Issue Yield: 5.22%), 4/1/2023	$279,172
500,000		Metropolitan Transportation Authority, NY, Revenue Bonds (Series 2006A), 5.00% (MTA Transportation Revenue), 11/15/2035	491,205
500,000		Metropolitan Transportation Authority, NY, Transportation Revenue Bonds (Series 2007B), 5.00%, 11/15/2033	491,520
500,000		Middletown, NY Housing Authority, MFH Revenue Bonds (Series 2006), 4.80% (Summitfield & Moore Heights Apartments)/(GTD by FNMA), 7/1/2039	413,095
500,000		Monroe County, NY IDA, Civic Center Revenue Bonds, 5.25% (St. John Fisher College)/(Radian Asset Assurance, Inc. INS)/(Original Issue Yield: 5.25%), 6/1/2026	470,880
510,000		Monroe County, NY IDA, Student Housing Revenue Bonds (Series A), 5.375% (Rochester, NY Institute of Technology)/(Original Issue Yield: 5.46%), 4/1/2029	475,998
115,000		Nassau County, NY IDA, Civic Facility Refunding Revenue Bonds (Series 2001B), 5.875% (North Shore-Long Island Jewish Obligated Group)/(Original Issue Yield: 5.92%), 11/1/2011	119,628
500,000		Nassau County, NY IDA, IDRBs (Series 2003A), 5.25% (KeySpan-Glenwood Energy Center LLC)/(GTD by KeySpan Corp.), 6/1/2027	487,725
500,000		New York City Trust For Cultural Resources, Refunding Revenue Bonds (Series 2008A), 5.00% (Museum of Modern Art), 4/1/2028	515,570
250,000		New York City, NY IDA, Civic Facilities Revenue Bonds, 5.375% (New York University)/(AMBAC INS), 7/1/2017	265,157
385,000		New York City, NY IDA, Civic Facility Revenue Bonds (Series 2001A), 6.375% (Staten Island University Hospital), 7/1/2031	363,271
200,000		New York City, NY IDA, Civic Facility Revenue Bonds (Series 2002C), 6.45% (Staten Island University Hospital), 7/1/2032	190,126
400,000	[1]	New York City, NY IDA, Liberty Revenue Bonds (Series A), 6.25% (7 World Trade Center LLC), 3/1/2015	403,872
500,000		New York City, NY IDA, Special Airport Facility Revenue Bonds (Series 2001A), 5.50% (Airis JFK I LLC Project at JFK International)/(Original Issue Yield: 5.65%), 7/1/2028	418,760
500,000		New York City, NY IDA, Special Facilities Revenue Bonds, 5.25% (British Airways), 12/1/2032	307,535
300,000		New York City, NY IDA, Special Facilities Revenue Bonds, 5.50% (Terminal One Group Association), 1/1/2024	296,610
500,000		New York City, NY Municipal Water Finance Authority, Revenue Bonds (Series 2002B), 5.00% (Original Issue Yield: 5.14%), 6/15/2026	507,045
500,000		New York City, NY Municipal Water Finance Authority, Water and Sewer System Revenue Bonds (Series 2009AA), 5.00%, 6/15/2022	527,705
Principal Amount			Value
		MUNICIPAL BONDS--continued
		New York--continued
$500,000		New York City, NY Transitional Finance Authority, Future Tax Secured Bonds (2003 Series C), 5.25% (AMBAC INS), 8/1/2022	$523,575
500,000		New York City, NY, UT GO Bonds (Fiscal 2005 Series C), 5.25%, 8/15/2025	515,715
515,000		New York City, NY, UT GO Bonds (Series 2002C), 5.50% (United States Treasury PRF 3/15/2012@100), 3/15/2015	568,302
500,000		New York Counties Tobacco Trust III, Revenue Bonds, 5.75% (Original Issue Yield: 5.93%), 6/1/2033	491,205
700,000		New York Liberty Development Corp., Revenue Bonds (Series 2005), 5.25% (Goldman Sachs Group, Inc.), 10/1/2035	706,041
300,000	[1]	New York Liberty Development Corp., Revenue Bonds (Series 2006A), 6.125% (National Sports Museum), 2/15/2019	265,479
500,000		New York State Dormitory Authority, Education Facilities Revenue Bonds (Series 2002A), 5.125% (State University of New York)/(United States Treasury PRF 5/15/2012@101), 5/15/2021	551,625
500,000		New York State Dormitory Authority, FHA-INS Mortgage Hospital Revenue Bonds (Series 2007), 5.25% (New York Presbyterian Hospital)/(FSA INS), 2/15/2031	508,685
500,000		New York State Dormitory Authority, FHA-INS Mortgage Nursing Home Revenue Bonds (Series 2001), 6.10% (Norwegian Christian Home and Health Center)/(MBIA Insurance Corp. INS), 8/1/2041	534,580
1,000,000		New York State Dormitory Authority, INS Revenue Bonds (Series 1999), 6.00% (Pratt Institute)/(Radian Asset Assurance, Inc. INS), 7/1/2020	1,033,320
500,000		New York State Dormitory Authority, INS Revenue Bonds (Series 2005), 5.125% (Providence Rest Home)/(ACA Financial Guaranty Company INS), 7/1/2030	404,415
500,000		New York State Dormitory Authority, Lease Revenue Bonds (Series 2006A), 5.00% (State University of New York)/(MBIA Insurance Corp. INS), 7/1/2031	507,090
2,000,000		New York State Dormitory Authority, Pooled Loan Program INS Revenue Bonds (Series 2005A), 5.00% (Cerebral Palsy Associations of New York State)/(Assured Guaranty Corp. INS), 7/1/2034	2,013,560
750,000		New York State Dormitory Authority, Revenue Bonds (2003 Series 1), 5.00% (Memorial Sloan-Kettering Cancer Center)/(MBIA Insurance Corp. INS), 7/1/2022	765,772
500,000		New York State Dormitory Authority, Revenue Bonds (Series 1998), 5.50% (Memorial Sloan-Kettering Cancer Center)/(MBIA Insurance Corp. INS), 7/1/2023	532,425
300,000		New York State Dormitory Authority, Revenue Bonds (Series 2002), 5.00% (Fordham University)/(United States Treasury PRF 7/1/2012@100), 7/1/2022	327,627
750,000		New York State Dormitory Authority, Revenue Bonds (Series 2003), 5.00% (Kateri Residence)/(Allied Irish Banks PLC LOC), 7/1/2022	771,682
Principal Amount			Value
		MUNICIPAL BONDS--continued
		New York--continued
$250,000		New York State Dormitory Authority, Revenue Bonds (Series 2003), 5.375% (North Shore-Long Island Jewish Obligated Group)/(United States Treasury PRF 5/1/2013@100)/(Original Issue Yield: 5.48%), 5/1/2023	$279,045
750,000		New York State Dormitory Authority, Revenue Bonds (Series 2003A), 5.50% (Winthrop-University Hospital Association)/(Original Issue Yield: 5.70%), 7/1/2023	752,303
500,000		New York State Dormitory Authority, Revenue Bonds (Series 2004), 5.25% (New York Methodist Hospital), 7/1/2024	482,505
250,000		New York State Dormitory Authority, Revenue Bonds (Series 2004A), 5.25% (University of Rochester, NY), 7/1/2024	260,170
500,000		New York State Dormitory Authority, Revenue Bonds (Series 2005C), 5.50% (Mt. Sinai NYU Health Obligated Group), 7/1/2026	497,710
500,000		New York State Dormitory Authority, Revenue Bonds (Series 2006), 5.00% (Memorial Sloan-Kettering Cancer Center), 7/1/2035	503,515
1,000,000		New York State Dormitory Authority, Revenue Bonds (Series 2007), 5.00% (Mt. Sinai School of Medicine of New York University)/(MBIA Insurance Corp. INS), 7/1/2027	1,004,900
500,000		New York State Dormitory Authority, Revenue Bonds (Series 2007A), 5.00% (North Shore-Long Island Jewish Obligated Group), 5/1/2037	475,855
500,000		New York State Dormitory Authority, Revenue Bonds (Series 2008A), 5.00% (School District Financing Program)/(FSA INS), 10/1/2023	528,805
250,000		New York State Dormitory Authority, Revenue Bonds (Series A), 5.625% (City University of New York)/(Original Issue Yield: 5.95%), 7/1/2016	277,528
625,000		New York State Dormitory Authority, Revenue Bonds, 4.65% (New York Hospital Medical Center of Queens)/(FHA INS), 8/15/2027	596,031
300,000		New York State Environmental Facilities Corp., Clean Water & Drinking Water Revolving Funds Revenue Bonds (Series 2008A), 5.00%, 6/15/2029	309,597
500,000		New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds (Series 156), 5.35%, 10/1/2033	501,830
1,000,000		New York State Thruway Authority, Revenue Bonds (Series 2006A), 5.00% (New York State Thruway Authority - Dedicated Highway & Bridge Trust Fund)/(AMBAC INS), 4/1/2026	1,031,160
250,000		New York State Urban Development Corp., Refunding Revenue Bonds (Series 1995), 5.70% (New York State)/(Original Issue Yield: 5.94%), 4/1/2020	284,155
500,000		New York State Urban Development Corp., Service Contract Refunding Revenue Bonds (Series 2008C), 5.00% (New York State), 1/1/2027	505,390
500,000		New York State Urban Development Corp., Subordinated Lien Revenue Bonds (Series 2004A), 5.125% (New York State), 1/1/2022	517,155
500,000		Niagara County, NY IDA, Solid Waste Disposal Facility Refunding Revenue Bonds (Series 2001D), 5.55% TOBs (American Ref-Fuel Co. of Niagara, L.P. Facility) Mandatory Tender 11/15/2015	481,165
Principal Amount			Value
		MUNICIPAL BONDS--continued
		New York--continued
$500,000		Rensselaer County, NY IDA, Civic Facility Revenue Bonds (Series 2006), 5.00% (Emma Willard School), 1/1/2036	$504,550
500,000		Rensselaer County, NY IDA, Civic Facility Revenue Bonds (Series 2006), 5.00% (Rensselaer Polytechnic Institute), 3/1/2036	500,930
500,000		Seneca County, NY IDA, Civic Facility Revenue Bonds (Series 2007), 5.00% (New York Chiropractic College), 10/1/2027	462,475
450,000		Syracuse, NY IDA, School Facility Revenue Bonds (Series 2008A), 5.00% (Syracuse CSD, NY)/(FSA INS), 5/1/2028	463,190
440,000		Tompkins County, NY IDA, Continuing Care Retirement Community Revenue Bonds (Series 2003A), 5.375% (Kendal at Ithaca, Inc.)/(Original Issue Yield: 5.50%), 7/1/2018	440,097
500,000		Triborough Bridge & Tunnel Authority, NY, General Revenue Bonds (Series 2008A), 5.00% (Original Issue Yield: 5.10%), 11/15/2037	506,105
500,000		United Nations, NY Development Corp., Senior Lien Refunding Revenue Bonds (Series 2004A), 5.25%, 7/1/2022	500,230
300,000		Utica, NY Industrial Development Agency Civic Facility, Revenue Bonds (Series 2004A), 6.875% (Utica College)/(United States Treasury PRF 6/1/2009@101), 12/1/2024	314,007
500,000		Westchester County, NY IDA, Civic Facility Revenue Bonds (Series 2001), 5.20% (Windward School)/(Radian Asset Assurance, Inc. INS)/(Original Issue Yield: 5.21%), 10/1/2021	478,910
175,000		Westchester County, NY IDA, Continuing Care Retirement Mortgage Revenue Bonds (Series 2003A), 6.375% (Kendal on Hudson)/(Original Issue Yield: 6.55%), 1/1/2024	175,492
500,000		Yonkers, NY IDA, Revenue Bonds (Series 2006A), 5.00% (Sacred Heart Association)/(GTD by New York State Mortgage Agency), 10/1/2037	463,900
1,000,000		Yonkers, NY IDA, Revenue Bonds, 5.25% (Monastery Manor Association LP)/(GTD by New York State Mortgage Agency), 4/1/2037	964,130
		TOTAL	41,101,081
		Puerto Rico--7.3%
500,000		Children's Trust, PR, Tobacco Settlement Asset-Backed Revenue Bonds, 6.00% (United States Treasury PRF 7/1/2010@100)/(Original Issue Yield: 6.077%), 7/1/2026	530,590
630,000		Commonwealth of Puerto Rico, Public Improvement UT GO Bonds (Series 2004A), 5.00% (United States Treasury PRF 7/1/2014@100), 7/1/2034	700,214
370,000		Commonwealth of Puerto Rico, Public Improvement UT GO Bonds (Series 2004A), 5.00%, 7/1/2034	353,450
500,000		Puerto Rico Highway and Transportation Authority, Revenue Bonds (Series B), 5.75% (United States Treasury PRF 7/1/2010@101)/(Original Issue Yield: 5.78%), 7/1/2016	538,585
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Puerto Rico--continued
$325,000		Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds (Series G), 5.00% (United States Treasury PRF 7/1/2013@100)/(Original Issue Yield: 5.10%), 7/1/2033	$358,218
240,000		Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds (Series 2006), 5.00% (Ana G. Mendez University System), 3/1/2026	217,591
100,000		Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds (Series 2006), 5.00% (Ana G. Mendez University System), 3/1/2036	84,834
135,000		Puerto Rico Public Building Authority, Revenue Bonds (Series 2002D), 5.25% (GTD by Commonwealth of Puerto Rico)/(Original Issue Yield: 5.40%), 7/1/2027	134,191
365,000		Puerto Rico Public Building Authority, Revenue Bonds (Series 2002D), 5.25% (United States Treasury PRF 7/1/2012@100)/(Original Issue Yield: 5.40%), 7/1/2027	393,594
		TOTAL	3,311,267
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $45,336,233)	44,412,348
		SHORT-TERM MUNICIPAL--0.9% [2]
		New York--0.9%
400,000		New York City, NY Transitional Finance Authority, (Fiscal 2001 Series B) Daily VRDNs (GTD by Landesbank Baden-Wuerttemberg LIQ), 2.250%, 9/2/2008 (AT AMORTIZED COST)	400,000
		TOTAL INVESTMENTS--99.1% (IDENTIFIED COST $45,736,233) [3]	44,812,348
		OTHER ASSETS AND LIABILITIES - NET--0.9% [4]	411,728
		TOTAL NET ASSETS--100%	$45,224,076

Securities that are subject to the federal alternative minimum tax (AMT) represent 8.3% of the Fund's portfolio as calculated based upon total market value (percentage is unaudited).

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At August 31, 2008, these restricted securities amounted to $669,351, which represented 1.5% of total net assets.

2 Current rate and next reset date shown for Variable Rate Demand Notes.

3 The cost of investments for federal tax purposes amounts to $45,733,628.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2008.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
CSD	--Central School District
FHA	--Federal Housing Administration
FNMA	--Federal National Mortgage Association
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
IDA	--Industrial Development Authority
IDRBs	--Industrial Development Revenue Bonds
INS	--Insured
LIQ	--Liquidity Agreement
LOC	--Letter of Credit
MFH	--Multi-Family Housing
PRF	--Prerefunded
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2008

Assets:
Total investments in securities, at value (identified cost $45,736,233)		$44,812,348
Cash		76,251
Income receivable		558,567
Receivable for investments sold		500,000
Receivable for shares sold		13,204
TOTAL ASSETS		45,960,370
Liabilities:
Payable for investments purchased	$507,325
Payable for shares redeemed	119,661
Income distribution payable	66,685
Payable for Directors'/Trustees' fees	113
Payable for distribution services fee (Note 5)	8,336
Payable for shareholder services fee (Note 5)	9,551
Accrued expenses	24,623
TOTAL LIABILITIES		736,294
Net assets for 4,532,174 shares outstanding		$45,224,076
Net Assets Consist of:
Paid-in capital		$47,941,135
Net unrealized depreciation of investments		(923,885)
Accumulated net realized loss on investments, futures contracts and swap contracts		(1,793,144)
Distributions in excess of net investment income		(30)
TOTAL NET ASSETS		$45,224,076
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($32,287,936 ÷ 3,235,735 shares outstanding), no par value, unlimited shares authorized		$9.98
Offering price per share (100/95.50 of $9.98) [1]		$10.45
Redemption proceeds per share		$9.98
Class B Shares:
Net asset value per share ($12,936,140 ÷ 1,296,439 shares outstanding), no par value, unlimited shares authorized		$9.98
Offering price per share		$9.98
Redemption proceeds per share (94.50/100 of $9.98) [1]		$9.43

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2008

Investment Income:
Interest			$2,469,070
Expenses:
Investment adviser fee (Note 5)		$196,914
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		3,496
Transfer and dividend disbursing agent fees and expenses		47,789
Directors'/Trustees' fees		2,499
Auditing fees		19,500
Legal fees		17,392
Portfolio accounting fees		68,472
Distribution services fee--Class A Shares (Note 5)		64,335
Distribution services fee--Class B Shares (Note 5)		110,421
Shareholder services fee--Class A Shares (Note 5)		84,308
Shareholder services fee--Class B Shares (Note 5)		36,807
Share registration costs		23,599
Printing and postage		25,881
Insurance premiums		4,825
Miscellaneous		1,444
TOTAL EXPENSES		897,682
Waivers, Reimbursement and Expense Reduction:
Waiver of investment adviser fee (Note 5)	$(196,914)
Waiver of administrative personnel and services fee (Note 5)	(34,508)
Waiver of distribution services fee--Class A Shares (Note 5)	(64,335)
Reduction of custodian fees	(101)
Reimbursement of other operating expenses (Note 5)	(115,066)
TOTAL WAIVERS, REIMBURSEMENT AND EXPENSE REDUCTION		(410,924)
Net expenses			486,758
Net investment income			1,982,312
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Swap Contracts:
Net realized loss on investments			(529,274)
Net realized gain on futures contracts			2,947
Net realized loss on swap contracts			(505,272)
Net change in unrealized depreciation of investments			(844,801)
Net change in unrealized depreciation of swap contracts			95,000
Net realized and unrealized loss on investments, futures contracts and swap contracts			(1,781,400)
Change in net assets resulting from operations			$200,912

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,982,312	$2,140,771
Net realized gain (loss) on investments, futures contracts and swap contracts	(1,031,599)	634
Net change in unrealized appreciation/depreciation of investments and swap contracts	(749,801)	(1,989,934)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	200,912	151,471
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,466,845)	(1,521,964)
Class B Shares	(514,911)	(616,919)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,981,756)	(2,138,883)
Share Transactions:
Proceeds from sale of shares	3,498,363	5,655,484
Proceeds from shares issued in connection with tax-free transfer of assets from New York Tax-Free Sentinel Fund	--	14,207,721
Net asset value of shares issued to shareholders in payment of distributions declared	1,130,551	1,297,496
Cost of shares redeemed	(10,442,323)	(12,829,173)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(5,813,409)	8,331,528
Change in net assets	(7,594,253)	6,344,116
Net Assets:
Beginning of period	52,818,329	46,474,213
End of period (including undistributed (distributions in excess of) net investment income of $(30) and $859, respectively)	$45,224,076	$52,818,329

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2008

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated New York Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Class A Shares and Class B Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal AMT) and the personal income taxes imposed by the state of New York and New York municipalities. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations.

On October 27, 2006, the Fund received assets from New York Tax-Free Sentinel Fund as the result of a tax-free reorganization, as follows:

Class A Shares of the Fund Issued	New York Tax-Free Sentinel Fund Net Assets Received	Unrealized Appreciation [1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of New York Tax-Free Sentinel Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
1,317,970	$14,207,721	$291,721	$46,559,310	$14,207,721	$60,767,031

1 Unrealized appreciation is included in the New York Tax-Free Sentinel Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on September 1, 2007. As of and during the year ended August 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap and Interest Rate Lock Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount" for a predetermined period of time. The Fund may enter into interest rate, total return, credit default and other swap agreements.

Interest rate swap agreements generally involve the agreement by the Fund to pay a counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Swaps at value on the Statement of Assets and Liabilities, and periodic payments are reported as Net realized gain or loss on swap contracts in the Statement of Operations. For the year ended August 31, 2008, the Fund had a net realized loss on swap contracts of $505,272.

At August 31, 2008, the Fund had no outstanding swap contracts.

Inverse Floater Structures

The Fund may participate in Secondary Inverse Floater Structures in which fixed-rate, tax-exempt municipal bonds purchased by the Fund are transferred to a trust. The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust which is transferred to the Fund, that is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The Fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the Fund's investments, and the related floating rate notes reflected as Fund liabilities under the caption, "Payable for floating rate certificate securities" in the Statement of Assets and Liabilities. At August 31, 2008, the Fund held no investments in secondary inverse floater structures. The Fund recorded no interest and trust expenses for these investments for the year ended August 31, 2008.

While these inverse floater structures are accounted for as secured borrowings, the Fund's Adviser has determined that they do not constitute borrowings for purposes of any fundamental limitation on borrowings that may be applicable to the Fund.

Futures Contracts

The Fund may periodically purchase or sell financial futures contracts to manage duration and cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended August 31, 2008, the Fund had a net realized gain on futures contracts of $2,947.

At August 31, 2008, the Fund had no outstanding futures contracts.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at August 31, 2008, is as follows:

Security	Acquisition Date	Acquisition Cost
New York City, NY IDA, Liberty Revenue Bonds (Series A), 6.25% (7 World Trade Center LLC), 3/1/2015	3/15/2005	$400,000
New York Liberty Development Corp., Revenue Bonds (Series 2006A), 6.125% (National Sports Museum), 2/15/2019	8/7/2006	$300,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended August 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	298,253	$3,069,357	448,471	$4,809,831
Shares issued in connection with tax-free transfer of assets from New York Tax-Free Sentinel Fund	--	--	1,317,970	14,207,721
Shares issued to shareholders in payment of distributions declared	76,465	778,416	81,915	878,156
Shares redeemed	(698,904)	(7,177,745)	(802,245)	(8,591,005)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(324,186)	$(3,329,972)	1,046,111	$11,304,703

Year Ended August 31	2008		2007
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	41,536	$429,006	78,677	$845,653
Shares issued to shareholders in payment of distributions declared	34,623	352,135	39,086	419,340
Shares redeemed	(319,987)	(3,264,578)	(396,739)	(4,238,168)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(243,828)	$(2,483,437)	(278,976)	$(2,973,175)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(568,014)	$(5,813,409)	767,135	$8,331,528

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to expiration of capital loss carryforwards and differing treatments for discount accretion/premium amortization on debt securities.

For the year ended August 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(32,351)	$(1,445)	$33,796

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2008 and 2007, was as follows:

	2008	2007
Tax-exempt income	$1,981,756	$2,138,883

As of August 31, 2008, the components of distributable earnings on a tax basis were as follows:

Distributions in excess of tax-exempt income	$(30)
Net unrealized depreciation	$(921,280)
Capital loss carryforwards and deferrals	$(1,795,749)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.

At August 31, 2008, the cost of investments for federal tax purposes was $45,733,628. The net unrealized depreciation of investments for federal tax purposes was $921,280. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $801,660 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,722,940.

At August 31, 2008, the Fund had a capital loss carryforward of $944,576 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2011	$371,903
2012	$ 4,752
2013	$318,023
2016	$249,898

The Fund used capital loss carryforwards of $32,351 to offset taxable capital gains realized during the year ended August 31, 2008.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2008, for federal income tax purposes, post October losses of $851,173 were deferred to September 1, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended August 31, 2008, the Adviser voluntarily waived its entire fee of $196,914 and voluntarily reimbursed $115,066 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2008, the net fee paid to FAS was 0.316% of average daily net assets of the Fund. The Fund currently accrues the minimum administrative fee; therefore the fee as a percentage of average aggregate daily net assets is greater than the amounts presented in the chart above. FAS waived $34,508 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class B Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2008, FSC voluntarily waived $64,335 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended August 31, 2008, FSC did not retain any fees paid by the Fund. On November 15, 2007, the Fund's Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund's Class A Shares on April 30, 2008.

Sales Charges

For the year ended August 31, 2008, FSC retained $5,814 in sales charges from the sale of Class A Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class B Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended August 31, 2008, FSSC did not receive any fees paid by the Fund.

Interfund Transactions

During the year ended August 31, 2008, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $15,050,000 and $12,850,000, respectively.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares and Class B Shares (after the voluntary waivers and reimbursements) will not exceed 0.76% and 1.52%, respectively, for the fiscal year ending August 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursement at least through October 31, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. EXPENSE REDUCTION

Through arrangements with the Fund's custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended August 31, 2008, the Fund's expenses were reduced by $101 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the year ended August 31, 2008, were as follows:

Purchases	$8,963,347
Sales	$15,003,913

8. CONCENTRATION OF RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2008, 31.5% of the securities in the portfolio of investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 7.5% of total investments.

9. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of August 31, 2008, there were no outstanding loans. During the year ended August 31, 2008, the Fund did not utilize the LOC.

10. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of August 31, 2008, there were no outstanding loans. During the year ended August 31, 2008, the program was not utilized.

11. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

13. FEDERAL TAX INFORMATION (UNAUDITED)

At August 31, 2008, 100.0% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE FEDERATED MUNICIPAL SECURITIES INCOME TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated New York Municipal Income Fund (the "Fund"), a portfolio of Federated Municipal Securities Income Trust, as of August 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to September 1, 2005, were audited by other independent registered public accountants whose report thereon dated October 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated New York Municipal Income Fund as of August 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
October 24, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: July 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: August 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: July 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt fixed-income products in 2004. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations: J. Scott Albrecht has been the Fund's Portfolio Manager since March 1995. He is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Evaluation and Approval of Advisory
Contract-May 2008

FEDERATED NEW YORK MUNICIPAL INCOME FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one- and three-year periods ending December 31, 2007. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated New York Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923401
Cusip 313923880

28992 (10/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated North Carolina Municipal Income Fund

Established 1992

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2008

Class A Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2008		2007		2006	[1]	2005	2004
Net Asset Value, Beginning of Period	$10.52		$10.85		$11.07		$11.05	$10.92
Income from Investment Operations:
Net investment income	0.45		0.47		0.48		0.47	0.48
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.18)		(0.33)		(0.22)		0.02	0.13
TOTAL FROM INVESTMENT OPERATIONS	0.27		0.14		0.26		0.49	0.61
Less Distributions:
Distributions from net investment income	(0.45)		(0.47)		(0.48)		(0.47)	(0.48)
Net Asset Value, End of Period	$10.34		$10.52		$10.85		$11.07	$11.05
Total Return [2]	2.57%		1.28%		2.48	% [3]	4.57%	5.61%

Ratios to Average Net Assets:
Net expenses	0.79	% [4]	0.84	% [5]	0.74%		0.78%	0.79%
Net investment income	4.26%		4.37%		4.45%		4.29%	4.26%
Expense waiver/reimbursement [6]	0.66%		0.77%		0.76%		0.63%	0.56%
Supplemental Data:
Net assets, end of period (000 omitted)	$56,293		$48,740		$47,174		$62,000	$56,289
Portfolio turnover	19%		21%		13%		12%	16%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 During the period, the Fund was reimbursed by an affiliated shareholder services provider, which had an impact of 0.06% on the total return.

4 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio for the year ended August 31, 2008 is 0.79% after taking in to account these expense reductions.

5 Includes 0.05% of interest and trust expenses related to the Fund's participation in certain inverse floater structures.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2008 to August 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2008	Ending Account Value 8/31/2008	Expenses Paid During Period [1]
Actual	$1,000	$1,037.30	$4.05
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.17	$4.01

1 Expenses are equal to the Fund's annualized net expense ratio of 0.79%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period).

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 2.57% for the fund's Class A Shares. The total return of the Lehman Brothers Municipal Bond Index (LBMB), 1 the fund's benchmark, was 4.48% during the 12-month reporting period. The average total return of the Lipper North Carolina Municipal Debt Funds Average (LNCMDFA), 2 a performance benchmark for the fund, was 1.58% during the 12-month reporting period. The fund outperformed the LNCMDFA in total return and income.

1 The LBMB is an unmanaged market value-weighted index for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The LBMB is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The index is unmanaged and unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index. The fund's total return reflected actual cash flows, transaction costs and other expenses which were not reflected in the totals return of LBMB.

2 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. They do not reflect sales charges.

The fund's investment strategy focused on: (a) purchase of intermediate to long-term, tax-exempt municipal bonds 3 to capture the potential income advantages of such securities relative to bonds with shorter maturities due to the upward sloping yield curve (the yield curve shows the relative yield of similar securities with different maturities); (b) strategic allocation of the bond portfolio in low investment-grade and noninvestment-grade tax-exempt municipal bonds or equivalents, to seek incremental return from the higher yields available in such securities; 4 (c) allocation of the portfolio among securities of similar issuers (referred to as sectors); and (d) active adjustment of the fund's duration (which indicates the portfolio's sensitivity to changes in interest rates). 5 These were the most significant factors affecting the fund's performance during the 12-month reporting period. 6

The 2.57% total return of the fund's Class A Shares for the reporting period consisted of 4.28% return from tax-exempt dividends and reinvestments and (1.71)% depreciation in the net asset value of its shares. 3

MARKET OVERVIEW

During the 12-month reporting period, the market's perception of risk changed significantly. Market volatility spiked and a credit crunch developed as banks tightened credit standards and the money markets suffered dislocations in response to the bursting of the housing bubble. Toward the end of the period, conditions in the market for subprime mortgages and related instruments, including segments of the asset-backed commercial paper market, deteriorated sharply. This led to volatile financial market conditions and an increased investor preference for safe assets as well as revisions in expectations concerning Federal Reserve (the "Fed") policy. The Fed reduced the Federal Funds' Target Rate by 3.25% to 2.00%. This led to a trend of moderately lower interest rates and an environment in which municipal credit spreads widened or the yield difference increased between "AAA"-rated tax-exempt municipal bonds and bonds of lower credit quality and similar maturity.

3 Income may be subject to the federal alternative minimum tax (AMT).

4 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

5 Duration is a measure of a security's sensitivity to changes in interest rates. Securities with longer duration are more sensitive to changes in interest rates than securities with shorter durations.

6 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

Financial markets have remained under considerable stress and credit conditions have tightened further for businesses and households while information available at or near the end of the reporting period pointed to a deepening of the housing contraction as well as softening in the labor markets. The tax-exempt municipal bond market has been affected by the events in the housing and mortgage markets. In addition, the tax-exempt municipal market faced a number of negative forces during the reporting period, such as a heavy supply of converted auction-rate securities, poor selling from hedge funds and downgrades in bond ratings for several municipal bond insurers. Credit risk and liquidity concerns resulted in a widening of municipal credit spreads and a steepening of the tax-exempt municipal yield curve with long-term interest rates rising more than short term interest rates (that is, while securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was steepened).

During the 12-month reporting period, North Carolina and the nation faced economic stress from the ongoing credit crunch, a depreciating housing market and a volatile job market. The unemployment rate in North Carolina rose to 6.0% in June, higher than the 5.5% national average in the same month. In addition, the state has faced credit challenges due to its recently increased debt burden and accrued liabilities owed for retiree health benefits. However, steady gains in financial performance and conservative financial management have acted to neutralize many negative factors in the market.

MATURITY AND YIELD CURVE

The fund had a maturity structure profile that was similar to but shorter than the LBMB. Bonds with shorter maturities provided better returns as the yield curve steepened and the yields on shorter maturities declined. The yields of bonds with longer final maturities increased over the period. The fund increased its holdings of shorter maturity bonds relative to the LBMB, which contributed positively to the return for the fund over the reporting period.

CREDIT QUALITY

During the 12-month reporting period, lower-investment and noninvestment-grade tax-exempt municipal debt underperformed due to a lack of demand and increasing of credit risk. The widening of credit spreads between lower-quality tax-exempt municipal bonds and high-quality tax-exempt municipal bonds hurt the fund's performance because of the fund's holdings in low investment-grade tax-exempt municipal bonds (bonds rated "BBB" or unrated bonds of comparable quality) and noninvestment-grade tax-exempt municipal bonds, which averaged over 24% of the fund's portfolio during the reporting period.

SECTOR

During the 12-month reporting period, the fund allocated a sizable portion of its portfolio (more than 24%) to hospital and life care bonds, which were among the weaker performing sectors during the 12-month reporting period. In addition, there were securities in the insured sector that underperformed. These allocations negatively impacted the fund's performance. The fund also allocated a significant percentage of the portfolio (more than 22%) to pre-refunded tax-exempt municipal bonds (bonds for which the principal and interest rate payments are secured or guaranteed by cash or U.S. Treasury securities held in an escrow account). The exposure to pre-refunded bonds had a positive impact on relative performance (versus the fund's competitor group) due to the smaller decrease in price of pre-refunded bonds as compared to other sectors.

DURATION

As determined at the end of the 12-month reporting period, the fund's dollar-weighted average duration was 5.42 years. Duration management remained a significant component of the fund's investment strategy. However, as a result of the credit- and liquidity-driven market events during the reporting period, duration was not as significant a contributor to fund performance as credit quality and sector selection. The shorter a fund's duration is relative to an index, the less its net asset value will react as interest rates change. During the reporting period, the fund's average duration was either shorter or neutral to the LBMB, the fund's benchmark index.

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated North Carolina Municipal Income Fund 2 (the "Fund") from August 31, 1998 to August 31, 2008, compared to the Lehman Brothers Municipal Bond Index (LBMB) 3 and the Lipper North Carolina Municipal Debt Funds Average (LNCMDFA). 4

Average Annual Total Returns [5] for the Period Ended 8/31/2008
1 Year	(2.08)%
5 Years	2.35%
10 Years	3.51%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge=$9,550). The fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and the LNCMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average. The LBMB is unmanaged and, unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index or an average.

2 Federated North Carolina Municipal Income Fund is the successor to CCB North Carolina Municipal Securities Fund. The quoted performance data includes performance of the CCB North Carolina Municipal Securities Fund for the period from August 31, 1998 to July 23, 1999, as adjusted to reflect the fund's expenses. The CCB North Carolina Municipal Securities Fund was reorganized as a portfolio of the Trust on July 23, 1999.

3 The LBMB is an unmanaged market value-weighted index for the long-term tax-exempt bond market. To be included in the LBMB, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The LBMB is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the fund's performance.

4 The LNCMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.

5 Total returns quoted reflect all applicable sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At August 31, 2008, the Fund's sector composition was as follows: 1

Sector Composition	Percentage of Total Net Assets
Insured	28.4%
Refunded	23.4%
Hospital	17.0%
Senior Care	8.1%
General Obligation--Local	6.1%
Bank Enhanced	4.2%
Public Power	3.7%
Water and Sewer	3.6%
Education	3.4%
Industrial Development Bond/Pollution Control Revenue	2.6%
Other [2]	3.4%
Other Assets and Liabilities--Net [3]	(3.9)%
TOTAL	100.0%

1 Sector classifications and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third-party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third-party as determined by the Fund's Adviser. Securities that are insured by a bond insurer are assigned to the "Insured" sector. Refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.

2 For purposes of this table, sector classifications constitute 100.5% of the Fund's total net assets. Remaining sectors have been aggregated under the designation "Other."

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

August 31, 2008

Principal Amount		Value
	MUNICIPAL BONDS--89.9%
	North Carolina--86.6%
$500,000	Albemarle, NC Hospital Authority, Health Care Facilities Revenue & Refunding Bonds (Series 2007), 5.25%, 10/1/2038	$444,855
1,190,000	Appalachian State University, NC, Parking System Revenue Bonds, 5.625% (United States Treasury PRF 7/15/2010@101)/(Original Issue Yield: 5.65%), 7/15/2025	1,278,893
850,000	Asheville, NC Housing Authority, MFH Revenue Bonds, 5.625% TOBs (Oak KnollApartments Project)/(GTD by FNMA), Mandatory Tender 9/1/2021	854,522
500,000	Broad River, NC Water Authority, Water System Revenue Bonds (Series 2000), 5.375% (United States Treasury PRF 6/1/2010@101)/(Original Issue Yield: 5.55%), 6/1/2026	533,360
1,000,000	Cape Fear Public Utility Authority, NC, Water & Sewer System Revenue Bonds (Series 2008), 5.00%, 8/1/2028	1,026,730
1,000,000	Charlotte, NC Airport, Revenue Bonds, (Series B), 5.875% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.95%), 7/1/2019	1,016,740
1,000,000	Charlotte, NC Water & Sewer System, Water & Sewer Revenue Bonds (Series 2008), 5.00%, 7/1/2028	1,038,530
335,000	Charlotte, NC, UT GO Bonds, 5.00%, 8/1/2017	374,004
500,000	Charlotte-Mecklenburg Hospital Authority, NC, Health Care Revenue & Refunding Bonds (Series 2007A), 5.00% (Carolinas HealthCare System)/ (Original Issue Yield: 5.09%), 1/15/2031	494,660
500,000	Charlotte-Mecklenburg Hospital Authority, NC, Health Care Revenue Refunding Bonds (Series 2008A), 5.25% (Carolinas HealthCare System), 1/15/2024	510,740
500,000	Columbus County, NC Industrial Facilities & PCFA, Revenue Bonds (Series 1996A), 5.85% (International Paper Co.), 12/1/2020	469,560
500,000	Craven County, NC, COPs (Series 2007), 5.00% (MBIA Insurance Corp. INS), 6/1/2027	504,905
1,000,000	Fayetteville, NC Public Works Commission, Revenue Bonds (Series 1999), 5.70% (United States Treasury PRF 3/1/2010@101)/(Original Issue Yield: 5.79%), 3/1/2019	1,064,370
1,000,000	Forsyth County, NC, GO School Bonds (Series 2008), 4.375% (Original Issue Yield: 4.45%), 5/1/2027	981,290
500,000	Greenville, NC Combined Enterprise System, Revenue Bonds (Series 2008A), 5.00% (FSAINS), 11/1/2025	523,525
750,000	Harnett County, NC, COPs, 5.50% (United States Treasury PRF 12/1/2010@101)/(Original Issue Yield: 5.41%), 12/1/2015	810,592
1,000,000	Haywood County, NC Industrial Facilities & PCFA, Revenue Refunding Bonds, 6.40% (Champion International Corp.)/(Original Issue Yield: 6.42%), 11/1/2024	982,910
800,000	High Point, NC Combined Enterprise System, Revenue Bonds (Series 2008), 5.00% (FSA INS), 11/1/2028	829,664
Principal Amount		Value
	MUNICIPAL BONDS--continued
	North Carolina--continued
$1,000,000	High Point, NC, Public Improvement UT GO Bonds (Series 2000B), 5.50% (United States Treasury PRF 6/1/2010@102)/(Original Issue Yield: 5.67%), 6/1/2018	$1,078,510
500,000	Iredell County, NC, COPs (Series 2008), 5.125% (FSA INS)/(Original Issue Yield: 5.13%), 6/1/2027	515,650
500,000	Johnston Memorial Hospital Authority, NC, FHA Insured Mortgage Revenue Bonds (Series 2008), 5.25% (Johnston Memorial Hospital)/(FSA INS), 10/1/2024	522,190
500,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds (Series 2005A), 5.00% (Duke University), 10/1/2041	505,330
500,000	North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue Bonds (Series 2003C), 5.375% (Original Issue Yield: 5.57%), 1/1/2017	514,655
500,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds (Series 1999D), 6.70%, 1/1/2019	519,740
500,000	North Carolina HFA, Home Ownership Revenue Bonds (Series 5-A), 5.55%, 1/1/2019	509,465
400,000	North Carolina HFA, Home Ownership Revenue Bonds (Series 6-A), 6.10%, 1/1/2018	403,124
260,000	North Carolina Medical Care Commission, FHA Insured Mortgage Revenue Bonds (Series 2003), 5.375% (Betsy Johnson Regional Hospital)/ (FSA INS), 10/1/2024	272,087
500,000	North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds (Series 2001), 6.625% (Moravian Homes, Inc.)/(United States Treasury PRF 4/1/2011@101)/(Original Issue Yield: 7.00%), 4/1/2031	554,070
250,000	North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds (Series 2005A), 6.00% (Pennybyrn at Maryfield), 10/1/2023	232,630
1,500,000	North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds (Series 2006A), 5.00% (The Pines at Davidson), 1/1/2036	1,325,130
500,000	North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds, 6.25% (Arbor Acres Community)/(United States Treasury PRF 3/1/2012@101)/(Original Issue Yield: 6.40%), 3/1/2027	558,905
500,000	North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds, 6.875% (Presbyterian Homes, Inc.)/(United States Treasury PRF 10/1/2010@101)/(Original Issue Yield: 7.00%), 10/1/2021	548,605
500,000	North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Refunding Bonds (Series 2004A), 5.00% (Deerfield Episcopal Retirement Community), 11/1/2023	477,035
470,000	North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Refunding Bonds (Series 2006), 5.10% (Moravian Homes, Inc.), 10/1/2030	398,245
1,000,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds (Series 1999), 6.25% (Stanly Memorial Hospital Project)/(Original Issue Yield: 6.40%), 10/1/2019	1,016,910
Principal Amount		Value
	MUNICIPAL BONDS--continued
	North Carolina--continued
$250,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds (Series 2002A), 5.25% (Union Regional Medical Center)/(Original Issue Yield: 5.33%), 1/1/2021	$250,968
200,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds (Series 2002A), 5.25% (Union Regional Medical Center)/(Original Issue Yield: 5.38%), 1/1/2022	200,592
1,205,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds (Series 2004A), 5.25% (Cleveland Community Healthcare)/(AMBAC INS), 7/1/2021	1,235,017
1,230,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, 5.50% (Hugh Chatham Memorial Hospital)/(Radian Asset Assurance, Inc. INS), 10/1/2019	1,233,715
625,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, 5.50% (Scotland Memorial Hospital)/(Radian Asset Assurance, Inc. INS)/(Original Issue Yield: 5.593%), 10/1/2019	629,250
400,000	North Carolina Medical Care Commission, Health Care Housing Revenue Bonds (Series 2004A), 5.80% (Arc of North Carolina Projects), 10/1/2034	382,396
700,000	North Carolina Medical Care Commission, Health System Revenue Bonds, 5.00% (Mission Health, Inc.), 10/1/2036	678,405
1,000,000	North Carolina Medical Care Commission, Hospital Revenue Bonds (Series 2000), 5.50% (Northeast Medical Center)/(United States Treasury PRF 11/1/2010@101)/(Original Issue Yield: 5.74%), 11/1/2025	1,078,880
500,000	North Carolina Medical Care Commission, Hospital Revenue Bonds (Series 2002A), 5.375% (Southeastern Regional Medical Center)/(Original Issue Yield: 5.48%), 6/1/2032	491,460
1,000,000	North Carolina Medical Care Commission, Hospital Revenue Bonds, 6.125% (Southeastern Regional Medical Center)/(Original Issue Yield: 6.25%), 6/1/2019	1,028,130
685,000	North Carolina Medical Care Commission, Hospital Revenue Bonds, 5.50% (Maria Parham Medical Center)/(Radian Asset Assurance, Inc. INS), 10/1/2018	698,953
250,000	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds (Series 2002), 6.25% (Forest at Duke)/(United States Treasury PRF 9/1/2012@100)/(Original Issue Yield: 6.35%), 9/1/2021	280,280
500,000	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds (Series 2003A), 6.375% (Givens Estates)/(United States Treasury PRF 7/1/2013@101)/(Original Issue Yield: 6.50%), 7/1/2023	580,765
550,000	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds (Series 2004C), 6.00% (Cypress Glen)/(Original Issue Yield: 6.092%), 10/1/2033	510,400
500,000	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds (Series 2005A), 5.50% (United Methodist Retirement Homes)/ (Original Issue Yield: 5.55%), 10/1/2035	443,000
500,000	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Refunding Bonds (Series 2007), 5.00% (Givens Estates), 7/1/2033	443,760
Principal Amount		Value
	MUNICIPAL BONDS--continued
	North Carolina--continued
$250,000	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Refunding Bonds (Series 2007), 5.125% (Forest at Duke), 9/1/2032	$229,278
500,000	North Carolina Medical Care Commission, Revenue Refunding Bonds (Series 2006B), 5.20% (Presbyterian Homes, Inc.), 10/1/2021	475,805
1,000,000	North Carolina Municipal Power Agency No. 1, Electric Revenue Bonds (Series 1999B), 6.50% (Original Issue Yield: 6.73%), 1/1/2020	1,038,900
500,000	North Carolina State, Grant Anticipation Revenue Vehicle Bonds (Series 2007), 5.00% (MBIA Insurance Corp. INS), 3/1/2019	537,800
1,000,000	Northern Hospital District of Surry County, NC, Health Care Facilities Revenue Refunding Bonds (Series 2001), 5.10% (Northern Hospital of Surry County)/ (Radian Asset Assurance, Inc. INS)/(Original Issue Yield: 5.242%), 10/1/2021	972,050
1,000,000	Onslow County, NC Hospital Authority, FHA Insured Mortgage Revenue Bonds, 5.00% (Onslow Memorial Hospital)/(GTD by FHA)/(MBIA Insurance Corp. INS), 10/1/2034	947,000
1,020,000	Onslow County, NC, School UT GO Bonds, 5.00%, 4/1/2021	1,086,973
1,200,000	Piedmont Triad Airport Authority, NC, Airport Revenue Bonds (Series 1999A), 5.875% (United States Treasury PRF 7/1/2009@101)/(Original Issue Yield: 6.02%), 7/1/2019	1,253,244
1,000,000	Pitt County, NC, COPs (Series 2000B), 5.50% (United States Treasury PRF 4/1/2010@101)/(Original Issue Yield: 5.63%), 4/1/2025	1,063,160
1,000,000	Pitt County, NC, COPs, 5.00% (MBIA Insurance Corp. INS), 4/1/2025	1,014,600
500,000	Pitt County, NC, Refunding Bonds, 5.25% (Pitt County Memorial Hospital)/ (Escrowed In Treasuries COL)/(Original Issue Yield: 5.85%), 12/1/2021	537,015
500,000	Raleigh & Durham, NC Airport Authority, Revenue Bonds (Series 2005A), 5.00% (AMBAC INS), 5/1/2030	494,745
500,000	Randolph County, NC, COPs (Series 2007), 5.00% (AMBAC INS), 2/1/2027	499,385
1,000,000	Randolph County, NC, COPs (Series 2000), 5.60% (United States Treasury PRF 6/1/2009@101)/(Original Issue Yield: 5.77%), 6/1/2018	1,038,020
1,000,000	Sampson County, NC, COPs, 4.50% (FSA INS), 6/1/2036	916,910
500,000	University of North Carolina System Pool, Revenue Bonds (Series 2006B), 4.25% (MBIA Insurance Corp. INS)/(Original Issue Yield: 4.38%), 10/1/2033	434,460
500,000	University of North Carolina Wilmington, COPs (Series 2008), 5.00% (Assured Guaranty Corp. INS), 6/1/2022	518,730
525,000	University of North Carolina Wilmington, COPs, 5.25% (FGIC INS), 6/1/2022	539,065
500,000	University of North Carolina at Chapel Hill, Revenue Bonds (Series 2007), 5.00%, 12/1/2036	508,860
250,000	Wilmington, NC Storm Water Fee, Revenue Bonds, 5.00% (AMBAC INS), 6/1/2033	250,333
500,000	Wilmington, NC Water & Sewer System, Revenue Bonds (Series 1999), 5.625% (United States Treasury PRF 6/1/2010@101)/(Original Issue Yield: 5.76%), 6/1/2018	535,500
	TOTAL	48,749,935
Principal Amount		Value
	MUNICIPAL BONDS--continued
	Puerto Rico--2.4%
$170,000	Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds (Series G), 5.00% (Original Issue Yield: 5.10%), 7/1/2033	$162,763
330,000	Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds (Series G), 5.00% (United States Treasury PRF 7/1/2013@100)/(Original Issue Yield: 5.10%), 7/1/2033	363,729
395,000	Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Cogeneration Facility Revenue Bonds (Series 2000A), 6.625% (AES Puerto Rico Project)/(Original Issue Yield: 6.65%), 6/1/2026	401,636
500,000	Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds (Series 2006), 5.00% (Ana G. Mendez University System), 3/1/2036	424,170
	TOTAL	1,352,298
	Virgin Islands--0.9%
500,000	University of the Virgin Islands, UT GO Bonds (Series A), 5.375% (Original Issue Yield: 5.43%), 6/1/2034	471,715
	TOTAL MUNICIPAL BONDS (IDENTIFIED COST $50,398,360)	50,573,948
	SHORT-TERM MUNICIPALS--14.0% [1]
	North Carolina--14.0%
1,000,000	Guilford County, NC, (Series 2007B), Weekly VRDNs (Dexia Credit Local LIQ), 1.850%, 9/4/2008	1,000,000
2,400,000	North Carolina Capital Facilities Finance Agency, (Series 2008), Weekly VRDNs (High Point University)/(Branch Banking & Trust Co. LOC), 1.860%, 9/4/2008	2,400,000
2,300,000	North Carolina Medical Care Commission, (Series 2001A), Weekly VRDNs (Moses H. Cone Memorial), 1.750%, 9/4/2008	2,300,000
2,200,000	North Carolina Medical Care Commission, Hospital Revenue Refunding Bonds (Series 2008), Daily VRDNs (Moses H. Cone Memorial)/(Wachovia Bank N.A. LIQ), 2.550%, 9/1/2008	2,200,000
	TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)	7,900,000
	TOTAL MUNICIPAL INVESTMENTS--103.9% (IDENTIFIED COST $58,298,360) [2]	58,473,948
	OTHER ASSETS AND LIABILITIES - NET--(3.9)% [3]	(2,180,693)
	TOTAL NET ASSETS--100%	$56,293,255

Securities that are subject to the federal AMT represent 7.9% of the Fund's portfolio as calculated based upon total market value (percentage is unaudited).

1 Current rate and next reset date shown for Variable Rate Demand Notes.

2 The cost of investments for federal tax purpose amounts to $58,297,265.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2008.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
COPs	--Certificates of Participation
FGIC	--Financial Guaranty Insurance Company
FHA	--Federal Housing Administration
FNMA	--Federal National Mortgage Association
FSA	--Financial Security Assurance
GO	--General Obligation
GTD	--Guaranteed
HFA	--Housing Finance Authority
INS	--Insured
LIQ	--Liquidity Agreement
MFH	--Multi-Family Housing
PCFA	--Pollution Control Financing Authority
PRF	--Prerefunded
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable-Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2008

Assets:
Total investments in securities, at value (identified cost $58,298,360)		$58,473,948
Cash		95,889
Income receivable		791,917
Receivable for investments sold		10,000
Receivable for shares sold		125,950
TOTAL ASSETS		59,497,704
Liabilities:
Payable for investments purchased	$3,057,230
Payable for shares redeemed	41,517
Income distribution payable	76,890
Payable for shareholder services fee (Note 5)	10,943
Accrued expenses	17,869
TOTAL LIABILITIES		3,204,449
Net assets for 5,443,411 shares outstanding		$56,293,255
Net Assets Consist of:
Paid-in capital		$56,989,193
Net unrealized appreciation of investments		175,588
Accumulated net realized loss on investments, futures contracts and swap contracts		(871,405)
Distributions in excess of net investment income		(121)
TOTAL NET ASSETS		$56,293,255
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net asset value per share ($56,293,255 ÷ 5,443,411 shares outstanding), no par value, unlimited shares authorized		$10.34
Offering price per share (100/95.50 of $10.34) [1]		$10.83
Redemption proceeds per share		$10.34

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2008

Investment Income:
Interest			$2,559,224
Expenses:
Investment adviser fee (Note 5)		$202,528
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		2,964
Transfer and dividend disbursing agent fees and expenses		30,179
Directors'/Trustees' fees		2,307
Auditing fees		19,500
Legal fees		13,540
Portfolio accounting fees		52,318
Distribution services fee (Note 5)		91,624
Shareholder services fee (Note 5)		123,812
Account administration fee		928
Share registration costs		17,023
Printing and postage		23,204
Insurance premiums		4,815
Miscellaneous		863
TOTAL EXPENSES		735,605
Waivers, Reimbursement and Reduction:
Waiver of investment adviser fee (Note 5)	$(202,528)
Waiver of administrative personnel and services fee (Note 5)	(24,495)
Reduction of custodian fees	(208)
Waiver of distribution services fee (Note 5)	(91,624)
Reimbursement of other operating expenses (Note 5)	(15,465)
TOTAL WAIVERS, REIMBURSEMENT AND REDUCTION		(334,320)
Net expenses			401,285
Net investment income			2,157,939
Realized and Unrealized Loss on Investments and Swap Contracts:
Net realized loss on investments			(133,709)
Net realized loss on swap contracts			(45,500)
Net change in unrealized appreciation of investments			(693,624)
Net realized and unrealized loss on investments and swap contracts			(872,833)
Change in net assets resulting from operations			$1,285,106

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,157,939	$2,033,607
Net realized gain (loss) on investments, futures contracts and swap contracts	(179,209)	342,264
Net change in unrealized appreciation/depreciation of investments	(693,624)	(1,776,733)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,285,106	599,138
Distributions to Shareholders:
Distributions from net investment income	(2,157,894)	(2,034,119)
Share Transactions:
Proceeds from sale of shares	23,864,998	12,734,527
Net asset value of shares issued to shareholders in payment of distributions declared	1,399,009	1,443,918
Cost of shares redeemed	(16,838,263)	(11,177,458)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	8,425,744	3,000,987
Change in net assets	7,552,956	1,566,006
Net Assets:
Beginning of period	48,740,299	47,174,293
End of period (including undistributed (distributions in excess of) net investment income of $(121) and $12, respectively)	$56,293,255	$48,740,299

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2008

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated North Carolina Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers one class of shares: Class A Shares. The investment objective of the Fund is to provide current income exempt from federal regular income tax and the personal income taxes imposed by the state of North Carolina. Interest from the Fund's investments may be subject to the federal AMT for individuals and corporations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on September 1, 2007. As of and during the year ended August 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap and Interest Rate Lock Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount" for a predetermined period of time. The Fund may enter into interest rate, total return, credit default and other swap agreements.

Interest rate swap agreements generally involve the agreement by the Fund to pay a counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity.

Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Swaps, at value, on the Statement of Assets and Liabilities and periodic payments are reported as Net realized gain or loss on swap contracts in the Statement of Operations. For the year ended August 31, 2008, the Fund had a net realized loss on swap contracts of $45,500.

At August 31, 2008, the Fund had no outstanding swap contracts.

Inverse Floater Structures

The Fund may participate in Secondary Inverse Floater Structures in which fixed-rate, tax-exempt municipal bonds purchased by the Fund are transferred to a trust. The trust subsequently issues two or more variable-rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable-rate securities pays interest based on a floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust which is transferred to the Fund, that is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The Fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the Fund's investments and the related floating rate notes reflected as Fund liabilities under the caption, "Payable for floating rate certificate securities" in the Statement of Assets and Liabilities. At August 31, 2008, the Fund held no investments in secondary inverse floater structures. The Fund recorded no interest and trust expense for these investments for the year ended August 31, 2008.

While these inverse floater structures are accounted for as secured borrowings, the Fund's Adviser has determined that they do not constitute borrowings for purposes of any fundamental limitation on borrowings that may be applicable to the Fund.

Futures Contracts

The Fund may periodically purchase and sell financial futures contracts to enhance yield, manage duration and cashflows and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended August 31, 2008, the Fund had no net realized gain or loss on futures contracts.

At August 31, 2008, the Fund had no outstanding futures contracts.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended August 31	2008	2007
Shares sold	2,281,335	1,187,207
Shares issued to shareholders in payment of distributions declared	133,893	133,726
Shares redeemed	(1,605,396)	(1,036,904)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	809,832	284,029

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities.

For the year ended August 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(178)	$178

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2008 and 2007, was as follows:

	2008	2007
Tax-exempt income	$2,157,894	$2,034,119

As of August 31, 2008, the components of distributable earnings on a tax basis were as follows:

Distributions in excess of tax-exempt income	$(121)
Net unrealized appreciation	$176,683
Capital loss carryforwards and deferrals	$(872,500)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.

At August 31, 2008, the cost of investments for federal tax purposes was $58,297,265. The net unrealized appreciation of investments for federal tax purposes was $176,683. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,353,404 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,176,721.

At August 31, 2008, the Fund had a capital loss carryforward of $693,984, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2012	$241,799
2013	$451,499
2016	$ 686

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2008, for federal income tax purposes, post October losses of $178,516 were deferred to September 1, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended August 31, 2008, the Adviser voluntarily waived $202,528 of its fee and voluntarily reimbursed $15,465 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2008, the net fee paid to FAS was 0.248% of average daily net assets of the Fund. The Fund currently accrues the minimum administrative fee; therefore the percentage of average aggregate daily net assets is greater than the amounts presented in the chart above. FAS waived $24,495 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.05% of average daily net assets, annually, to compensate FSC. Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2008, FSC voluntarily waived its entire fee of $91,624. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. On November 15, 2007, the Fund's Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund on April 30, 2008.

Sales Charges

For the year ended August 31, 2008, FSC retained $10,664 in sales charges from the sale of the Fund's Class A Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended August 31, 2008, FSSC received $5,721 of fees paid by the Fund.

Interfund Transactions

During the year ended August 31, 2008, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $29,950,000 and $24,900,000, respectively.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the Financial Highlights) paid by the Fund's Class A Shares (after the voluntary waivers and reimbursements) will not exceed 0.79% for the year ending August 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through October 31, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. EXPENSE REDUCTION

Through arrangements with the Fund's custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended August 31, 2008, the Fund's expenses were reduced by $208 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the year ended August 31, 2008, were as follows:

Purchases	$15,592,858
Sales	$8,992,612

8. CONCENTRATION OF RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2008, 29.9% of the securities in the portfolio of investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 7.6% of total investments.

9. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of August 31, 2008, there were no outstanding loans. During the year ended August 31, 2008, the Fund did not utilize the LOC.

10. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of August 31, 2008, there were no outstanding loans. During the year ended August 31, 2008, the program was not utilized.

11. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

13. FEDERAL TAX INFORMATION (UNAUDITED)

At August 31, 2008, 100.0% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE FEDERATED MUNICIPAL SECURITIES INCOME TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated North Carolina Municipal Income Fund (the "Fund"), a portfolio of Federated Municipal Securities Income Trust, as of August 31, 2008, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to September 1, 2005, were audited by other independent registered public accountants whose report thereon dated October 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated North Carolina Municipal Income Fund as of August 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
October 24, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised seven portfolios and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: July 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: August 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: July 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt fixed-income products in 2004. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations: J. Scott Albrecht is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED NORTH CAROLINA MUNICIPAL INCOME FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one- and three-year periods ending December 31, 2007. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated North Carolina Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923500

28993 (10/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Ohio Municipal
Income Fund

Established 1990

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2008

Class F Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2008		2007		2006 [1]	2005	2004
Net Asset Value, Beginning of Period	$11.15		$11.47		$11.65	$11.51	$11.31
Income From Investment Operations:
Net investment income	0.46		0.46		0.48	0.49	0.51
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.23)		(0.32)		(0.18)	0.15	0.20
TOTAL FROM INVESTMENT OPERATIONS	0.23		0.14		0.30	0.64	0.71
Less Distributions:
Distributions from net investment income	(0.46)		(0.46)		(0.48)	(0.50)	(0.51)
Net Asset Value, End of Period	$10.92		$11.15		$11.47	$11.65	$11.51
Total Return [2]	2.06%		1.22%		2.63%	5.66%	6.36%

Ratios to Average Net Assets:
Net expenses	0.90	% [3]	0.92	% [4]	0.90%	0.90%	0.90%
Net investment income	4.15%		4.02%		4.11%	4.21%	4.44%
Expense waiver/reimbursement [5]	0.45%		0.43%		0.45%	0.49%	0.48%
Supplemental Data:
Net assets, end of period (000 omitted)	$117,080		$120,409		$118,063	$100,753	$94,744
Portfolio turnover	13%		14%		32%	16%	19%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio for the year ended August 31, 2008 is 0.90% after taking into account these expense reductions.

4 Includes 0.02% of interest and trust expenses related to the Fund's participation in certain inverse floater structures.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2008 to August 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2008	Ending Account Value 8/31/2008	Expenses Paid During Period [1]
Actual	$1,000	$1,042.00	$4.62
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,020.61	$4.57

1 Expenses are equal to the Fund's annualized net expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period).

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 2.06% for the fund's Class F Shares. The total return of the Lehman Brothers Ohio Municipal Bond Index (LBOHMB), the fund's benchmark, 1 was 2.66% during the 12-month reporting period. The fund's total return for the most recently completed fiscal year end reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the LBOHMB.

The fund's investment strategy focused on: (a) the effective duration 2 of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates); 3 (b) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities); (c) the allocation of the portfolio among securities of similar issuers (referred to as sectors); and (d) the credit ratings of portfolio securities (which indicates the risk that securities will default). These were the most significant factors affecting the fund's performance relative to the LBOHMB.

The following discussion focuses on the performance of the fund's Class F Shares. The 2.06% total return of the Class F Shares for the reporting period consisted of 4.12% of tax-exempt dividends and (2.06)% of price depreciation in the net asset value of the shares.

1 The LBOHMB is an unmanaged index comprising investment-grade, tax-exempt and fixed-rate bonds issued in the state of Ohio; all securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million. The LBOHMB is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflect in the fund's performance. The LBOHMB is unmanaged and, unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

3 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

MARKET OVERVIEW

During the 12-month reporting period, the market's perception of risk changed significantly. Market volatility spiked and a credit crunch developed as banks tightened credit standards and the money markets suffered dislocations in response to the bursting of the housing bubble. Toward the end of the period, conditions in the market for subprime mortgages and related instruments, including segments of the asset-backed commercial paper market, deteriorated sharply. This led to volatile financial market conditions and an increased investor preference for assets that traditionally have been perceived as less "risky" or "safer assets" as well as revisions in expectations concerning Federal Reserve (Fed) policy. The Fed reduced the Federal Funds' Target Rate by 3.25% to 2.00% and changed its bias to a downside risk to growth. This led to a trend of moderately lower interest rates and an environment in which municipal credit spreads widened, or the yield difference increased between AAA-rated tax-exempt municipal bonds and bonds of lower credit quality and similar maturity.

Financial markets have remained under considerable stress and credit conditions have tightened further for businesses and households while information at or near the end of the reporting period has pointed to a deepening of the housing contraction as well as softening in the labor markets. The tax-exempt municipal bond market has been affected by the events in the housing and mortgage markets. Credit risk and liquidity concerns resulted in a widening of municipal credit spreads and a steepening of the tax-exempt municipal yield curve with long-term interest rates rising more than short term interest rates (that is, while securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was more or less steepened).

Demand for Ohio tax-exempt bonds remained strong. Ohio continued to be heavily dependent on the automobile and related industries. With General Motors Corporation's and Ford's ongoing financial problems, the possibility that the state could experience a negative economic impact from plant closings remained. The State of Ohio and local tax-exempt general obligation issuers, such as school districts, cities and counties continued to experience improvement in their credit quality profiles as a result of the sustained recovery of the U.S. economy. However, those local communities with auto-related manufacturing facilities located within their taxing jurisdiction could suffer job losses and the related negative revenue impact.

DURATION

As determined at the end of the 12-month reporting period, the fund's dollar-weighted average duration for the reporting period was 6.70 years. Duration management was a significant component of the fund's investment strategy and did have a positive impact on performance during the period. The shorter a fund's duration relative to an index, the less its net asset value will react as interest rates change. The fund adjusted duration relative to the LBOHMB several times over the reporting period to seek to take advantage of expectations concerning short-term interest rate movements. Overall the fund maintained its duration close to the duration of the LBOHMB.

SECTOR

During the 12-month reporting period, the fund allocated more of its portfolio to securities issued by institutions of higher education, prerefunded bonds and industrial development projects. The fund also allocated less of the portfolio to general obligation bonds issued by cities, states and school districts. These allocations had mixed results for the fund's performance. The demand of investors for the higher relative quality of pre-refunded and general obligation bonds had a positive impact on performance to the extent that the fund was overweight in the prerefunded sector. However, the fund's relative underweight in the general obligations sector had a negative performance impact. The municipal bond insurance companies that had insured mortgage-backed related securities also experienced credit weakening as the housing market deteriorated during the period. This had a negative price impact on tax-exempt municipal bonds owned by the fund that are insured by municipal bond insurers such as Radian Assurance, Federal Guaranty Insurance Corporation and XL Capital Assurance, Inc.

MATURITY AND YIELD CURVE

The fund had a maturity structure profile that was similar to the LBOHMB. Bonds with shorter maturities provided better returns as the yield curve steepened and the yields on shorter maturities declined. The yields of bonds with longer final maturities increased over the period. The fund increased its holdings of shorter maturity bonds relative to the LBOHMB. This contributed positive excess return for the fund over the reporting period.

CREDIT QUALITY

Although there was no appreciable change in fundamental credit quality over the 12-month reporting period, both the change in risk-taking by investors and the negative impact on market liquidity resulted in underperformance of bonds rated A and BBB relative to bonds rated in the higher rating categories. Credit spreads increased in the second half of the period, with the widening of credit spreads to a greater extent for A and BBB rated (or comparable quality) 4 debt. The fund's overweight, relative to the LBOHMB, in A and BBB rated debt during the reporting period hurt the fund's performance as the yield on A and BBB rated debt increased to a greater extent than for other investment-grade securities.

4 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

GROWTH OF A $10,000 INVESTMENT - CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Ohio Municipal Income Fund (Class F Shares) (the "Fund") from August 31, 1998 to August 31, 2008, compared to the Lehman Brothers Ohio Municipal Bond Index (LBOHMB), 2,4 the Lehman Brothers Municipal Bond Index (LBMB) 3,4 and the Lipper Ohio Municipal Debt Funds Average (LOMDFA). 5

Average Annual Total Returns [6] for the Period Ended 8/31/2008
1 Year	0.10%
5 Years	3.37%
10 Years	3.69%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and 1.00% contingent deferred sales charge, as applicable.

1 Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The maximum contingent deferred sales charge is 1.00% on any redemption less than four years from the purchase dated. The fund's performance assumes the reinvestment of all dividends and distributions. The LBOHMB, LBMB and LOMDFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average. The LBOHMB and LBMB are unmanaged and, unlike the fund, are not affected by cash flows. It is not possible to invest directly in an index or an average.

2 The LBOHMB is an index comprising investment-grade, tax-exempt and fixed-rate bonds issued in the state of Ohio; all securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million. The LBOHMB is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The LBOHMB is unmanaged and, unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LBMB is an unmanaged, market value-weighted index for the long-term, tax-exempt bond market. To be included in the LBMB, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The LBMB is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the fund's performance. The LBMB is unmanaged and unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

4 The fund's Adviser changed the benchmark index from LBMB to LBOHMB because LBOHMB is more representative of the fund's portfolio.

5 The LOMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance. It is not possible to invest directly in an average.

6 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At August 31, 2008, the Fund's sector composition 1 was as follows:

Sector Composition	Percentage of Total Net Assets
Refunded	27.0%
Insured	26.8%
Education	11.9%
Senior Care	5.0%
Hospital	4.8%
Multi-Family Housing	3.6%
Transportation	3.3%
Water and Sewer	2.6%
Industrial Development Bond/Pollution Control Revenue	2.1%
Special Tax	2.0%
Other [2]	9.2%
Other Assets and Liabilities-Net [3]	1.7%
TOTAL	100.0%

1 Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's adviser. For securities that have been enhanced by a third party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third party as determined by the Fund's adviser. Securities that are insured by a bond insurer are assigned to the "Insured" sector. Refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.

2 For purposes of this table, sector classifications constitute 89.1% of the Fund's total net assets. Remaining sectors have been aggregated under the designation "Other."

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

August 31, 2008

Principal Amount		Value
	MUNICIPAL BONDS--96.5%
	Ohio--93.4%
$1,000,000	Akron, Bath & Copley, OH Joint Township, Hospital District Revenue Bonds (Series 2004A), 5.125% (Summa Health System)/(Radian Asset Assurance, Inc. INS)/(Original Issue Yield: 5.38%), 11/15/2024	$933,580
1,750,000	Akron, Bath & Copley, OH Joint Township, Hospital Facilities Revenue Bonds (Series 2004A), 5.25% (Summa Health System)/(Radian Asset Assurance, Inc. INS)/(Original Issue Yield: 5.47%), 11/15/2031	1,586,550
1,000,000	Akron, OH, LT GO Bonds, 5.80% (United States Treasury PRF 11/1/2010@101)/(Original Issue Yield: 5.95%), 11/1/2020	1,084,760
300,000	Alliance, OH City School District, UT GO Bonds, 5.50% (United States Treasury PRF 12/1/2010@102)/(Original Issue Yield: 5.85%), 12/1/2022	327,159
395,000	Alliance, OH Waterworks, Revenue Refunding Bonds, 5.00% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.20%), 11/15/2020	400,664
2,000,000	American Municipal Power-Ohio, Inc., Prairie State Energy Campus Project Revenue Bonds (Series 2008A), 5.25%, 2/15/2028	2,029,740
1,000,000	Bay Village, OH City School District, School Improvement UT GO Bonds, 5.125% (United States Treasury PRF 12/1/2010@100)/(Original Issue Yield: 5.16%), 12/1/2021	1,062,620
1,945,000	Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Bonds (Series 2007A), 6.50%, 6/1/2047	1,729,902
2,805,000	Butler County, OH, MFH Revenue Bonds (Series 2006), 5.10% (Trinity Manor Senior Housing)/(GNMA Home Mortgage Program COL), 7/20/2036	2,444,529
1,000,000	Centerville, OH, Health Care Fixed Rate Revenue Bonds (Series 2007A), 6.00% (Bethany Lutheran Village), 11/1/2038	863,830
250,000	Clearview, OH Local School District, UT GO Bonds, 6.00% (United States Treasury PRF 12/1/2010@101)/(Original Issue Yield: 6.17%), 12/1/2024	266,470
2,200,000	Cleveland, OH Airport System, Revenue Bonds, 5.00% (FSA INS), 1/1/2022	2,277,198
1,000,000	Cleveland, OH Waterworks, Water Revenue Bonds (Series 2007O), 5.00% (MBIA Insurance Corp. INS), 1/1/2032	1,007,390
2,000,000	Cleveland, OH Waterworks, Water Revenue Bonds (Series 2007P), 5.00%, 1/1/2026	2,063,120
310,000	Cleveland-Cuyahoga County, OH Port Authority, Development Revenue Bonds (Series 2001B), 6.50% (Port of Cleveland Bond Fund), 11/15/2021	312,954
Principal Amount		Value
	MUNICIPAL BONDS--continued
	Ohio--continued
$500,000	Cleveland-Cuyahoga County, OH Port Authority, Development Revenue Bonds (Series 2002C), 5.95% (Port of Cleveland Bond Fund), 5/15/2022	$497,630
485,000	Cleveland-Cuyahoga County, OH Port Authority, Development Revenue Bonds (Series 2005B), 5.125% (Port of Cleveland Bond Fund), 5/15/2025	430,481
500,000	Cleveland-Cuyahoga County, OH Port Authority, Senior Housing Revenue Bonds (Series 2006A), 6.25% (St. Clarence-GEAC LLC), 5/1/2038	457,085
1,000,000	Cleveland-Cuyahoga County, OH Port Authority, Special Assessment Tax-Increment Revenue Bonds, 7.00% (University Heights, OH Public Parking Garage)/(Original Issue Yield: 7.20%), 12/1/2018	1,055,280
1,000,000	Columbus, OH City School District, School Facilities Construction & Improvement UT GO Bonds, 5.25% (United States Treasury PRF 12/1/2014@100), 12/1/2024	1,125,410
1,610,000	Columbus, OH City School District, School Facilities Construction & Improvement UT GO Bonds, 5.00% (United States Treasury PRF 6/1/2013@100), 12/1/2024	1,768,649
1,000,000	Delaware County, OH, Capital Facilities LT GO Bonds, 6.25% (United States Treasury PRF 12/1/2010@101), 12/1/2020	1,096,720
1,000,000	Erie County, OH, Hospital Facilities Revenue Bonds (Series 2002A), 5.50% (Firelands Regional Medical Center)/(Original Issue Yield: 5.66%), 8/15/2022	1,013,120
1,000,000	Erie County, OH, Revenue Bonds (Series 2006A), 5.00% (Firelands Regional Medical Center), 8/15/2036	913,080
1,500,000	Franklin County, OH Health Care Facilities, Revenue Refunding Bonds, 5.50% (Ohio Presbyterian Retirement Services)/(Original Issue Yield: 5.69%), 7/1/2021	1,498,515
750,000	Franklin County, OH, Revenue Refunding Bonds, 5.75% (Capitol South Community Urban Redevelopment Corp.), 6/1/2011	760,395
1,000,000	Gallipolis, OH City School District, School Facilities Construction & Improvement UT GO Bonds, 5.00% (MBIA Insurance Corp. INS), 12/1/2030	1,004,390
250,000	Greene County, OH Sewer Systems, Revenue Bonds, 5.25% (United States Treasury PRF 12/1/2008@102)/(Original Issue Yield: 5.42%), 12/1/2025	257,348
1,000,000	Greene County, OH, University Housing Revenue Bonds (Series 2002A), 5.50% (Marauder Development LLC at Central State University)/(American Capital Access INS)/(Original Issue Yield: 5.65%), 9/1/2027	877,920
1,000,000	Greene County, OH, University Housing Revenue Bonds (Series 2002A), 5.375% (Marauder Development LLC at Central State University)/(American Capital Access INS)/(Original Issue Yield: 5.55%), 9/1/2022	910,420
Principal Amount		Value
	MUNICIPAL BONDS--continued
	Ohio--continued
$1,530,000	Hamilton County, OH Hospital Facilities Authority, Revenue Bonds (Series 2004J), 5.25% (Cincinnati Children's Hospital Medical Center)/(FGIC INS), 5/15/2023	$1,453,148
2,400,000	Hamilton County, OH Sewer System, Improvement Revenue Bonds (Series 2000A), 5.75% (Metropolitan Sewer District of Greater Cincinnati)/(United States Treasury PRF 6/1/2010@101)/(Original Issue Yield: 5.78%), 12/1/2025	2,573,256
1,000,000	Hamilton County, OH, EDRBs (Series 2006A), 5.00% (King Highland Community Urban Redevelopment Corp.)/(MBIA Insurance Corp. INS), 6/1/2033	992,900
1,595,000	Hamilton County, OH, Subordinated Sales Tax Revenue Bonds (Series B), 5.25% (United States Treasury PRF 12/1/2010@100)/(Original Issue Yield: 5.62%), 12/1/2032	1,699,233
405,000	Hamilton County, OH, Subordinated Sales Tax Revenue Bonds (Series B), 5.25% (AMBAC INS)/(Original Issue Yield: 5.62%), 12/1/2032	406,417
1,310,000	Hamilton, OH City School District, School Facilities Construction & Improvment UT GO Bonds, 5.00% (FSA INS), 12/1/2029	1,343,759
2,000,000	Hamilton, OH City School District, School Improvement UT GO Bonds (Series 1999A), 5.50% (United States Treasury PRF 12/1/2009@101)/(Original Issue Yield: 5.75%), 12/1/2024	2,107,160
1,000,000	Heath, OH City School District, School Improvement UT GO Bonds, (Series A), 5.50% (United States Treasury PRF 12/1/2010@100)/(Original Issue Yield: 5.635%), 12/1/2027	1,070,820
2,000,000	Hilliard, OH School District, UT GO Bonds (Series 2006A), 5.00% (MBIA Insurance Corp. INS), 12/1/2027	2,048,780
1,010,000	Kent State University, OH, General Receipts Revenue Bonds, 6.00% (AMBAC INS)/(Original Issue Yield: 6.09%), 5/1/2024	1,056,440
1,500,000	Lake, OH Local School District, Stark County, UT GO Bonds, 5.75% (United States Treasury PRF 12/1/2010@100)/(Original Issue Yield: 5.90%), 12/1/2021	1,614,435
2,000,000	Licking Heights, OH Local School District, School Facilities Construction & Improvement UT GO Bonds (Series 2000A), 5.50% (United States Treasury PRF 12/1/2010@100)/(Original Issue Yield: 5.58%), 12/1/2024	2,141,640
2,070,000	Little Miami, OH Local School District, LT GO School Improvement Bonds (Series 2006), 5.25% (United States Treasury PRF 12/1/2016@100), 12/1/2030	2,343,054
1,500,000	Lorain County, OH, Health Care Facilities Revenue Refunding Bonds (Series 1998A), 5.25% (Kendal at Oberlin)/(Original Issue Yield: 5.53%), 2/1/2021	1,479,765
Principal Amount		Value
	MUNICIPAL BONDS--continued
	Ohio--continued
$1,000,000	Lorain County, OH, Hospital Revenue Bonds (Series 2006H), 5.00% (Catholic Healthcare Partners)/(Assured Guaranty Corp. INS), 2/1/2024	$1,010,660
1,000,000	Lorain County, OH, Hospital Revenue Refunding & Improvement Bonds, 5.25% (Catholic Healthcare Partners)/(Original Issue Yield: 5.52%), 10/1/2033	974,110
1,500,000	Lucas County, OH, Health Care Facilities Refunding & Improvement Revenue Bonds (Series 2000A), 6.625% (Sunset Retirement Community, Inc.)/(Original Issue Yield: 6.75%), 8/15/2030	1,534,125
355,000	Mansfield City School District, OH, UT GO Bonds, 5.75% (United States Treasury PRF 6/1/2010@100), 12/1/2021	377,205
1,000,000	Marysville, OH Wastewater Treatment System, Revenue Bonds (Series 2007), 4.75% (Syncora Guarantee, Inc. INS), 12/1/2047	863,810
1,000,000	Miami County, OH, Hospital Facilities Revenue & Refunding Bonds (Series 2006), 5.25% (Upper Valley Medical Center, OH), 5/15/2021	976,370
1,000,000	Montgomery County, OH, MFH Revenue Bonds (Series 2005), 4.95% (Chevy Chase Apartments)/(GTD by FHLMC), 11/1/2035	927,790
1,415,000	Oak Hills, OH Local School District, UT GO Bonds, 5.00% (FSA INS), 12/1/2025	1,465,374
880,000	Ohio HFA, Residential Mortgage Revenue Bonds (Series 2002 A-1), 5.30% (GTD by GNMA Home Mortgage Program COL), 9/1/2022	887,885
1,115,000	Ohio HFA, Residential Mortgage Revenue Bonds (Series 2008F), 5.25% (GTD by GNMA Home Mortgage Program COL), 9/1/2028	1,119,137
2,000,000	Ohio State Higher Educational Facilities Commission, Higher Education Facility Revenue Bonds (Series 2006), 5.00% (Kenyon College, OH), 7/1/2041	1,946,400
1,000,000	Ohio State Higher Educational Facilities Commission, Higher Educational Facility Revenue Bonds, 5.125% (Oberlin College), 10/1/2024	1,027,190
1,875,000	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds (Series 2007A), 5.25% (University Hospitals Health System, Inc.), 1/15/2046	1,744,969
1,000,000	Ohio State Higher Educational Facilities Commission, Revenue Bonds (Series 2002B), 5.50% (Case Western Reserve University, OH)/(United States Treasury PRF 10/1/2012@100), 10/1/2022	1,108,700
1,510,000	Ohio State Higher Educational Facilities Commission, Revenue Bonds (Series 2006), 5.00% (University of Dayton)/(AMBAC INS), 12/1/2030	1,509,879
2,000,000	Ohio State Higher Educational Facilities Commission, Revenue Bonds, 5.00% (College of Wooster), 9/1/2020	2,064,720
Principal Amount		Value
	MUNICIPAL BONDS--continued
	Ohio--continued
$1,500,000	Ohio State Higher Educational Facilities Commission, Revenue Bonds, 5.00% (John Carroll University, OH), 4/1/2032	$1,471,410
1,000,000	Ohio State Higher Educational Facilities Commission, Revenue Bonds, 5.00% (Otterbein College)/(CIFG Assurance N.A. INS), 12/1/2035	933,730
1,000,000	Ohio State Higher Educational Facilities Commission, Revenue Bonds, 5.00% (University of Dayton)/(AMBAC INS), 12/1/2027	1,005,790
500,000	Ohio State Higher Educational Facilities Commission, Revenue Bonds, 5.50% (Baldwin-Wallace College), 12/1/2021	516,365
1,070,000	Ohio State Higher Educational Facilities Commission, Revenue Bonds, 5.50% (Baldwin-Wallace College)/(Original Issue Yield: 5.53%), 12/1/2023	1,100,153
610,000	Ohio State Higher Educational Facilities Commission, Revenue Bonds, 5.50% (Baldwin-Wallace College)/(Original Issue Yield: 5.61%), 12/1/2024	625,958
2,000,000	Ohio State Higher Educational Facilities Commission, Revenue Bonds, 5.85% (John Carroll University, OH)/(United States Treasury PRF 4/1/2009@102)/(Original Issue Yield: 6.05%), 4/1/2020	2,088,120
750,000	Ohio State Higher Educational Facilities Commission, Revenue Bonds, 5.00% (Mount Union College), 10/1/2031	731,903
1,000,000	Ohio State Higher Educational Facilities Commission, Revenue Refunding Bonds (Series 2008C), 5.00% (Case Western Reserve University, OH), 12/1/2029	1,002,130
2,000,000	Ohio State University, General Receipts Revenue Bonds (Series 2003B), 5.25%, 6/1/2023	2,115,160
2,000,000	Ohio State Water Development Authority, PCRBs, 5.10% (United States Treasury PRF 6/1/2012@100), 12/1/2022	2,176,980
1,000,000	Ohio State Water Development Authority, Revenue Refunding Bonds (Series 2008), 5.00%, 6/1/2028	1,038,260
1,835,000	Otsego, OH Local School District, Construction & Improvement UT GO Bonds, 5.00% (United States Treasury PRF 12/1/2014@100)/(Original Issue Yield: 5.15%), 12/1/2028	2,039,180
1,000,000	Parma, OH, Hospital Improvement and Refunding Revenue Bonds, 5.375% (Parma Community General Hospital Association)/(United States Treasury PRF 11/1/2008@101)/(Original Issue Yield: 5.45%), 11/1/2029	1,016,430
500,000	Port Authority for Columbiana County, OH, Solid Waste Facility Revenue Bonds (Series 2004A), 7.25% (Apex Environmental LLC)/(Original Issue Yield: 7.30%), 8/1/2034	472,350
Principal Amount		Value
	MUNICIPAL BONDS--continued
	Ohio--continued
$1,000,000	Portage County, OH Board of County Hospital Trustees, Hospital Revenue Bonds (Series 1999), 5.75% (Robinson Memorial Hospital)/(AMBAC INS)/(Original Issue Yield: 5.90%), 11/15/2019	$1,044,260
1,000,000	Ravenna, OH City School District, UT GO Bonds (Series 2006), 5.00% (FSA INS), 1/15/2031	1,010,320
1,500,000	Rickenbacker, OH Port Authority, Capital Funding Revenue Bonds (Series 2002A), 5.375% (OASBO Expanded Asset Pooled Financing Program)/(Original Issue Yield: 5.60%), 1/1/2032	1,564,185
1,000,000	Steubenville, OH, Hospital Facilities Revenue Refunding & Improvement Bonds, 6.375% (Trinity Health System Obligated Group)/(United States Treasury PRF 10/1/2010@100)/(Original Issue Yield: 6.55%), 10/1/2020	1,083,900
500,000	Toledo-Lucas County, OH Port Authority, Revenue Bonds (Series 2004C), 6.375% (Northwest Ohio Bond Fund), 11/15/2032	480,890
820,000	Toledo-Lucas County, OH Port Authority, Revenue Bonds (Series 2005C), 5.125% (Northwest Ohio Bond Fund), 11/15/2025	734,244
1,500,000	Toledo-Lucas County, OH Port Authority, Revenue Bonds, 6.45% (CSX Corp.), 12/15/2021	1,570,035
1,375,000	Toledo-Lucas County, OH Port Authority, Special Assessment Revenue Bonds, 5.25% (Crocker Park Public Improvement Project)/(Original Issue Yield: 5.37%), 12/1/2023	1,305,659
2,000,000	Tuscarawas County, OH, Hospital Facilities Revenue Bonds, 5.75% (Union Hospital)/(Radian Asset Assurance, Inc. INS), 10/1/2026	2,002,940
2,000,000	University of Akron, OH, General Receipts Bonds (Series 2008B), 5.25% (FSA INS), 1/1/2027	2,091,480
100,000	University of Cincinnati, OH, General Receipts Revenue Bond (Series AO), 5.75% (United States Treasury PRF 12/1/2009@101)/(Original Issue Yield: 5.90%), 6/1/2019	105,667
1,025,000	University of Cincinnati, OH, General Receipts Revenue Bonds (Series 2004D), 5.00% (AMBAC INS), 6/1/2026	1,034,615
1,000,000	Warrensville Heights, OH School District, UT GO Bonds, 5.75% (United States Treasury PRF 12/1/2010@101)/(Original Issue Yield: 5.83%), 12/1/2024	1,085,790
1,995,000	Waynesville, OH Health Care Facilities, Revenue Bonds (Series 2001A), 5.70% (Quaker Heights Project)/(GTD by GNMA Home Mortgage Program COL), 2/20/2043	2,035,379
	TOTAL	109,409,323
Principal Amount		Value
	MUNICIPAL BONDS--continued
	Puerto Rico--2.8%
$1,000,000	Puerto Rico Government Development Bank (GDB), Senior Notes (Series 2006B), 5.00%, 12/1/2017	$1,006,920
990,000	Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Cogeneration Facility Revenue Bonds (Series 2000A), 6.625% (AES Puerto Rico Project)/(Original Issue Yield: 6.65%), 6/1/2026	1,006,632
470,000	Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds (Series 2006), 5.00% (Ana G. Mendez University System), 3/1/2026	426,116
1,000,000	Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds (Series 2006), 5.00% (Ana G. Mendez University System), 3/1/2036	848,340
	TOTAL	3,288,008
	Virgin Islands--0.3%
305,000	Virgin Islands HFA, SFM Revenue Refunding Bonds (Series A), 6.50% (GNMA COL)/(Original Issue Yield: 6.522%), 3/1/2025	305,073
	TOTAL MUNICIPAL BONDS (IDENTIFIED COST $112,745,809)	113,002,404
	SHORT-TERM MUNICIPALS--1.8% [1]
	Ohio--1.8%
895,000	Lucas County, OH IDA, (Series 1999) Weekly VRDNs (Conforming Matrix Corp.)/(Sky Bank LOC), 2.700%, 9/4/2008	895,000
1,140,000	Lucas County, OH, (Series 1998) Weekly VRDNs (Maumee Valley Country Day School)/(Sky Bank LOC), 2.700%, 9/4/2008	1,140,000
	TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)	2,035,000
	TOTAL MUNICIPAL INVESTMENTS--98.3% (IDENTIFIED COST $114,780,809) [2]	115,037,404
	OTHER ASSETS AND LIABILITIES - NET--1.7% [3]	2,043,072
	TOTAL NET ASSETS--100%	$117,080,476

Securities that are subject to the federal alternative minimum tax (AMT) represents 8.4% of the Fund's portfolio as calculated based upon total market value (percentage is unaudited).

1 Current rate and next reset date shown for Variable Rate Demand Notes.

2 The cost of investments for federal tax purposes amounts to $114,777,523.

3 Assets, other than investment in securities, less liabilities. See Statements of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2008.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
EDRBs	--Economic Development Revenue Bonds
FGIC	--Financial Guaranty Insurance Company
FHLMC	--Federal Home Loan Mortgage Corporation
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HFA	--Housing Finance Authority
IDA	--Industrial Development Authority
INS	--Insured
LT	--Limited Tax
MFH	--Multi-Family Housing
PCRBs	--Pollution Control Revenue Bonds
PRF	--Prerefunded
SFM	--Single-Family Mortgage
UT	--Unlimited Tax
VRDNs	--Variable-Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2008

Assets:
Total investments in securities, at value (identified cost $114,780,809)		$115,037,404
Cash		94,234
Income receivable		1,545,670
Receivable for investments sold		680,000
Receivable for shares sold		46,847
TOTAL ASSETS		117,404,155
Liabilities:
Payable for shares redeemed	$119,155
Income distribution payable	157,805
Payable for Directors'/Trustees' fees	137
Payable for distribution services fee (Note 5)	14,875
Payable for shareholder services fee (Note 5)	23,312
Accrued expenses	8,395
TOTAL LIABILITIES		323,679
Net assets for 10,722,683 shares outstanding		$117,080,476
Net Assets Consist of:
Paid-in capital		$119,370,542
Net unrealized appreciation of investments		256,595
Accumulated net realized loss on investments, futures contracts and swap contracts		(2,424,439)
Distributions in excess of net investment income		(122,222)
TOTAL NET ASSETS		$117,080,476
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net asset value per share ($117,080,476 ÷ 10,722,683 shares outstanding), no par value, unlimited shares authorized		$10.92
Offering price per share (100/99.00 of $10.92) [1]		$11.03
Redemption proceeds per share (99.00/100 of $10.92) [1]		$10.81

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2008

Investment Income:
Interest			$5,892,373
Expenses:
Investment adviser fee (Note 5)		$467,067
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		5,954
Transfer and dividend disbursing agent fees and expenses		58,440
Directors'/Trustees' fees		3,059
Auditing fees		19,500
Legal fees		17,403
Portfolio accounting fees		55,404
Distribution services fee (Note 5)		467,067
Shareholder services fee (Note 5)		281,651
Account administration fee		162
Share registration costs		21,259
Printing and postage		28,170
Insurance premiums		5,037
Miscellaneous		1,583
TOTAL EXPENSES		1,581,756
Waivers and Reduction:
Waiver of investment adviser fee (Note 5)	$(214,539)
Waiver of administrative personnel and services fee (Note 5)	(23,834)
Waiver of distribution services fee (Note 5)	(291,917)
Reduction of custodian fees	(394)
TOTAL WAIVERS AND REDUCTION		(530,684)
Net expenses			1,051,072
Net investment income			4,841,301
Realized and Unrealized Loss on Investments and Swap Contracts:
Net realized loss on investments			(234,450)
Net realized loss on swap contracts			(227,500)
Net change in unrealized appreciation of investments			(1,963,125)
Net realized and unrealized loss on investments and swap contracts			(2,425,075)
Change in net assets resulting from operations			$2,416,226

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$4,841,301	$4,897,181
Net realized loss on investments and swap contracts	(461,950)	(208,242)
Net change in unrealized appreciation/depreciation of investments	(1,963,125)	(3,327,013)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,416,226	1,361,926
Distributions to Shareholders:
Distributions from net investment income	(4,802,909)	(4,926,450)
Share Transactions:
Proceeds from sale of shares	19,657,434	21,882,864
Net asset value of shares issued to shareholders in payment of distributions declared	2,751,573	2,530,481
Cost of shares redeemed	(23,350,925)	(18,503,065)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(941,918)	5,910,280
Change in net assets	(3,328,601)	2,345,756
Net Assets:
Beginning of period	120,409,077	118,063,321
End of period (including distributions in excess of net investment income of $(122,222) and $(158,659), respectively)	$117,080,476	$120,409,077

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2008

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of the Federated Ohio Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers one class of shares: Class F Shares. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal AMT) and the personal income taxes imposed by the state of Ohio and Ohio municipalities. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on September 1, 2007. As of and during the year ended August 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap and Interest Rate Lock Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount" for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, and other swap agreements.

Interest rate swap agreements generally involve the agreement by the Fund to pay a counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Swaps, at value on the Statement of Assets and Liabilities, and periodic payments are reported as Net realized gain (loss) on swap contracts in the Statement of Operations. For the year ended August 31, 2008, the Fund had a net realized loss of $227,500 on swap contracts.

At August 31, 2008, the Fund had no outstanding swap contracts.

Inverse Floater Structures

The Fund may participate in Secondary Inverse Floater Structures in which fixed-rate, tax-exempt municipal bonds purchased by the Fund are transferred to a trust. The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust which is transferred to the Fund, that is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The Fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the Fund's investments, and the related floating rate notes reflected as Fund liabilities under the caption, "Payable for floating rate certificate securities" in the Statement of Assets and Liabilities. At August 31, 2008, the Fund held no investments in secondary inverse floater structures. The Fund recorded no interest and trust expenses for these investments for the year ended August 31, 2008.

While these inverse floater structures are accounted for as secured borrowings, the Fund's Adviser has determined that they do not constitute borrowings for purposes of any fundamental limitation on borrowings that may be applicable to the Fund.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended August 31	2008	2007
Shares sold	1,769,667	1,907,387
Shares issued to shareholders in payment of distributions declared	248,317	221,530
Shares redeemed	(2,094,470)	(1,619,208)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(76,486)	509,709

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to expiration of capital loss carryforwards and differing treatments of discount accretion/premium amortization on debt securities.

For the year ended August 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(405,144)	(1,955)	$407,099

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2008 and 2007, was as follows:

	2008	2007
Tax-exempt income	$4,802,909	$4,926,450

As of August 31, 2008, the components of distributable earnings on a tax basis were as follows:

Distributions in excess of tax-exempt income	$(122,222)
Net unrealized appreciation	$259,881
Capital loss carryforwards and deferrals	$(2,427,725)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatment for discount accretion/premium amortization on debt securities.

At August 31, 2008, the cost of investments for federal tax purposes was $114,777,523. The net unrealized appreciation of investments for federal tax purposes was $259,881. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $3,237,792 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,977,911.

At August 31, 2008, the Fund had a capital loss carryforward of $1,995,699 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$598,494
2010	$ 69,375
2011	$ 87,412
2012	$176,880
2013	$621,142
2015	$180,029
2016	$262,367

Capital loss carryforwards of $405,145 expired during the year ended August 31, 2008.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2008, for federal income tax purposes, post October losses of $432,026 were deferred to September 1, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2008, the Adviser voluntarily waived $214,539 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2008, the net fee paid to FAS was 0.108% of average daily net assets of the Fund. FAS waived $23,834 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.40% of average daily net assets, annually, to compensate FSC. Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2008, FSC voluntarily waived $291,917 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended August 31, 2008, FSC retained $175,150 of fees paid by the Fund.

Sales Charges

For the year ended August 31, 2008, FSC retained $103,168 of contingent deferred sales charges relating to redemptions of Class F Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended August 31, 2008, FSSC received $1,973 of fees paid by the Fund.

Interfund Transactions

During the year ended August 31, 2008, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $52,375,000 and $49,095,000, respectively.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the Financial Highlights) paid by the Fund's Class F Shares (after the voluntary waivers and reimbursements) will not exceed 0.90% for the fiscal year ending August 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through October 31, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. EXPENSE REDUCTION

Through arrangements with the Fund's custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended August 31, 2008, the Fund's expenses were reduced by $394 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2008, were as follows:

Purchases	$14,410,088
Sales	$16,281,937

8. CONCENTRATION OF RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2008, 28.1% of the securities in the portfolio of investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 7.1% of total investments.

9. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of August 31, 2008, there were no outstanding loans. During the year ended August 31, 2008, the Fund did not utilize the LOC.

10. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of August 31, 2008, there were no outstanding loans. During the year ended August 31, 2008, the program was not utilized.

11. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund share-holders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

13. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended August 31, 2008, 100.0% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE FEDERATED MUNICIPAL SECURITIES INCOME TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Ohio Municipal Income Fund (the "Fund"), a portfolio of Federated Municipal Securities Income Trust, as of August 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to September 1, 2005, were audited by other independent registered public accountants whose report thereon dated October 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Ohio Municipal Income Fund as of August 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
October 24, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: July 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: August 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: July 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt fixed-income products in 2004. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations: J. Scott Albrecht has been the Fund's Portfolio Manager since March 1995. He is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED OHIO MUNICIPAL INCOME FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders nd their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one- and three-year periods ending December 31, 2007. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Ohio MunicipalIncome Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923609

28994 (10/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Pennsylvania Municipal Income Fund

Established 1990

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2008

Class A Shares
Class B Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$11.22		$11.63		$11.81		$11.71		$11.51
Income From Investment Operations:
Net investment income	0.47		0.50		0.52		0.54		0.54
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.52)		(0.41)		(0.17)		0.10		0.19
TOTAL FROM INVESTMENT OPERATIONS	(0.05)		0.09		0.35		0.64		0.73
Less Distributions:
Distributions from net investment income	(0.47)		(0.50)		(0.53)		(0.54)		(0.53)
Net Asset Value, End of Period	$10.70		$11.22		$11.63		$11.81		$11.71
Total Return [2]	(0.44)%		0.70%		3.03%		5.58%		6.46%

Ratios to Average Net Assets:
Net expenses	0.75	% [3]	0.82	% [4]	0.86	% [4]	0.83	% [4]	0.80	% [4]
Net investment income	4.30%		4.34%		4.49%		4.55%		4.63%
Expense waiver/reimbursement [5]	0.09%		0.09%		0.09%		0.11%		0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$281,863		$282,386		$263,534		$209,005		$200,023
Portfolio turnover	19%		23%		17%		12%		9%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio for the year ended August 31, 2008 is 0.75% after taking into account this expense reduction.

4 Includes interest and trust expenses related to the Fund's participation in certain inverse floater structures of 0.07%, 0.11%, 0.08% and 0.05% for the years ended August 31, 2007, 2006, 2005 and 2004, respectively.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$11.22		$11.63		$11.81		$11.71		$11.51
Income From Investment Operations:
Net investment income	0.39		0.41		0.43		0.45		0.45
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.53)		(0.41)		(0.18)		0.10		0.19
TOTAL FROM INVESTMENT OPERATIONS	(0.14)		0.00		0.25		0.55		0.64
Less Distributions:
Distributions from net investment income	(0.39)		(0.41)		(0.43)		(0.45)		(0.44)
Net Asset Value, End of Period	$10.69		$11.22		$11.63		$11.81		$11.71
Total Return [2]	(1.30)%		(0.08)%		2.23%		4.77%		5.65%

Ratios to Average Net Assets:
Net expenses	1.52	% [3]	1.59	% [4]	1.63	% [4]	1.60	% [4]	1.57	% [4]
Net investment income	3.53%		3.56%		3.73%		3.78%		3.85%
Expense waiver/reimbursement [5]	0.08%		0.08%		0.09%		0.09%		0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$27,298		$34,860		$47,213		$59,770		$65,748
Portfolio turnover	19%		23%		17%		12%		9%

1 Beginning with the year ended August 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio for the year ended August 31, 2008 is 1.52% after taking into account this expense reduction.

4 Includes interest and trust expenses related to the Fund's participation in certain inverse floater structures of 0.07%, 0.11%, 0.08% and 0.05% for the years ended August 31, 2007, 2006, 2005 and 2004, respectively.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2008 to August 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2008	Ending Account Value 8/31/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,031.30	$3.83
Class B Shares	$1,000	$1,026.30	$7.74
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,021.37	$3.81
Class B Shares	$1,000	$1,017.50	$7.71

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.75%
Class B Shares	1.52%

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was (0.44)% for the fund's Class A Shares and (1.30)% for the fund's Class B Shares. The total return of the Lehman Brothers Pennsylvania Municipal Bond Index (LBPAMB), the fund's benchmark, was 4.98% and the total return of the Lehman Brothers Municipal Bond Index (LBMB) was 4.05%, during the 12-month reporting period. 1 The fund's total return for the most recently completed fiscal year end reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the LBPAMB and the LBMB.

The fund's investment strategy focused on: (a) managing the effective duration 2 of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates); 3 (b) the allocation of the portfolio among securities of similar issuers (referred to as sectors); (c) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities; and (d) the credit quality and ratings of the portfolio securities (which indicates the risk that securities will default). These were the most significant factors affecting the fund's performance relative to the LBPAMB.

1 The LBPAMB is an unmanaged index comprising investment-grade, tax-exempt and fixed-rate bonds issued in the commonwealth of Pennsylvania; all securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million. The LBMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the LBMB, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990 and must be at least one year from their maturity date. The LBPAMB and the LBMB are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflect in the fund's performance. The LBPAMB and LBMB are unmanaged and, unlike the fund, are not affected by cash flows. It is not possible to invest directly in an index.

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

3 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

The following discussion focuses on the performance of the fund's Class A Shares. The (0.44)% total return of the Class A Shares for the reporting period consisted of 4.19% of tax-exempt dividends and (4.63)% of price depreciation in the net asset value of the shares. 4

MARKET OVERVIEW

During the 12-month reporting period the market's perception of risk changed significantly. Market volatility spiked and a credit crunch developed as banks tightened credit standards and the money markets suffered dislocations in response to the bursting of the housing bubble. Toward the end of the period, conditions in the market for subprime mortgages and related instruments, including segments of the asset-backed commercial paper market, deteriorated sharply. This led to volatile financial market conditions and an increased investor preference for safe assets as well as revisions in expectations concerning Federal Reserve (the "Fed") policy. The Fed reduced the federal funds target rate by 3.25% to 2.00%. This led to a trend of moderately lower interest rates and an environment in which tax-exempt municipal credit spreads widened, or the yield difference increased between AAA-rated tax-exempt municipal bonds and bonds of lower credit quality and similar maturity. Financial markets have remained under considerable stress and credit conditions have tightened further for businesses and households while information available at or near the end of the reporting period pointed to a deepening of the housing contraction as well as softening in the labor markets. The tax-exempt municipal bond market has been affected by the events in the housing and mortgage markets. Credit risk and liquidity concerns resulted in a widening of municipal credit spreads and a steepening of the tax-exempt municipal yield curve with long-term interest rates rising more than short-term interest rates (that is, as securities provided higher incremental income or yield as maturities became longer, the amount of the increase in incremental income was more or less steepened).

4 Income may be subject to the federal alternative minimum tax.

Pennsylvania has not been as significantly affected by the housing market as many of the larger states. Nationally, credit instability have proven to be a challenge over the most recent fiscal quarter. In addition, from March to May of 2008 the unemployment rate rose by 30 basis points to 5.2%. The driving force of growth in revenues for the state was the statutory allocations to be received for slot machine operations. Pennsylvania has also demonstrated the ability to conservatively manage financial burdens while addressing the structural budgetary balance.

DURATION

As determined at the end of the 12-month reporting period, the fund's dollar-weighted average duration for the reporting period was 6.81 years. Duration management was a significant component of the fund's investment strategy and did have a positive impact on performance during the period. The shorter a fund's duration relative to an index, the less its net asset value will react as interest rates change. The fund adjusted duration relative to the LBPAMB several times over the reporting period to seek to take advantage of expectations concerning short-term interest rate movements. Overall the fund maintained a neutral duration to that of the LBPAMB. As a result, duration relative to the benchmark had little impact on the fund's performance over the reporting period.

SECTOR

During the 12-month reporting period, the fund allocated more of its portfolio to securities issued by hospitals and industrial development projects. The fund also allocated less of the portfolio to general obligation bonds issued by cities, states and school districts. These allocations hurt the fund's performance due to the widening of credit spreads within these sectors and the demand by investors for the higher relative quality of prerefunded and general obligation bonds. The fund did have an overweight in prerefunded debt relative to the index. This exposure contributed positive excess return over the period. The municipal bond insurance companies that had insured mortgage-backed related securities also experienced credit weakening as the housing market deteriorated during the period. This had a negative price impact on tax-exempt municipal bonds owned by the fund that are insured by municipal bond insurers such as Radian Assurance, Federal Guaranty Insurance Corporation and American Capital Access.

MATURITY AND YIELD CURVE

The fund had a greater concentration of maturities shorter than 20 years relative to the LBPAMB. Bonds with shorter maturities provided better returns as the yield curve steepened and the yields on shorter maturities declined. The yields of bonds with longer final maturities increased over the period. The fund's maturity profile relative to the index provided positive excess return over the 12-month period.

CREDIT QUALITY

Although there was no appreciable change in fundamental credit quality over the 12-month reporting period, both the change in risk-taking by investors and the negative impact on market liquidity resulted in underperformance of bonds rated A and BBB relative to bonds rated in the higher rating categories. Credit spreads increased in the second half of the period, with the widening of credit spreads to a greater extent for A and BBB-rated (or comparable quality) 5 debt. The fund's overweight, relative to the LBPAMB, in BBB-rated debt during the reporting period hurt the fund's performance as the yield on BBB-rated debt increased to a greater extent than for other investment-grade securities.

5 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Pennsylvania Municipal Income Fund (Class A Shares) (the "Fund") from August 31, 1998 to August 31, 2008, compared to the Lehman Brothers Pennsylvania Municipal Bond Index (LBPAMB), 2,3 the Lehman Brothers Municipal Bond Index (LBMB), 3,4 and the Lipper Pennsylvania Municipal Debt Funds Average (LPMDFA). 5

Average Annual Total Returns [6] for the Period Ended 8/31/2008
1 Year	(4.93)%
5 Years	2.09%
10 Years	3.11%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and LPMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average. The index is unmanaged and, unlike the fund, is unaffected by cash flows. It is not possible to invest directly in an index or an average.

2 The LBPAMB is an unmanaged index comprising investment-grade, tax-exempt and fixed-rate bonds issued in the commonwealth of Pennsylvania; all securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million. The LBPAMB is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The LBPAMB is unmanaged and, unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The Fund's Adviser changed the benchmark index from LBMB to LBPAMB because LBPAMB is more representative of the fund's portfolio.

4 The LBMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990 and must be at least one year from their maturity date. The LBMB is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the fund's performance. The index is unmanaged and unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

5 The LPMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.

6 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Pennsylvania Municipal Income Fund (Class B Shares) (the "Fund") from August 31, 1998 to August 31, 2008, compared to the Lehman Brothers Pennsylvania Municipal Bond Index (LBPAMB), 2,3 the Lehman Brothers Municipal Bond Index (LBMB), 3,4 and the Lipper Pennsylvania Municipal Debt Funds Average (LPMDFA). 5

Average Annual Total Returns [6] for the Period Ended 8/31/2008
1 Year	(6.54)%
5 Years	1.88%
10 Years	2.94%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the fund. The maximum contingent deferred sales charge is 5.50% of any redemption less than one year from the purchase date. The fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and LPMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average. The index is unmanaged and, unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index or an average.

2 The LBPAMB is an unmanaged index comprising investment-grade, tax-exempt and fixed-rate bonds issued in the commonwealth of Pennsylvania; all securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million. The LBPAMB is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the fund's performance. The LBPAMB is unmanaged and, unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The fund's Adviser changed the benchmark index from LBMB to LBPAMB because LBPAMB is more representative of the fund's portfolio.

4 The LBMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed-rate, have an issue date after December 31, 1990 and must be at least one year from their maturity date. The LBMB is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the fund's performance. The index is unmanaged and unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.

5 The LPMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.

6 Total returns quoted reflect all applicable contingent deferred sales charges.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At August 31, 2008, the Fund's sector composition 1 was as follows:

Sector Composition	Percentage of Total Net Assets
Insured	38.5%
Refunded	23.6%
Education	9.0%
Hospital	8.3%
Industrial Development Bond/Pollution Control Revenue	3.2%
Single Family Housing	2.6%
Senior Care	2.5%
Multi-Family Housing	2.2%
General Obligation--State	2.1%
General Obligation--Local	1.6%
Other [2]	5.4%
Other Assets and Liabilities--Net [3]	1.0%
TOTAL	100.0%

1 Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's adviser. For securities that have been enhanced by a third party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third party as determined by the Fund's adviser. Securities that are insured by a bond insurer are assigned to the "Insured" sector. Refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.

2 For purposes of this table, sector classifications constitute 93.6% of the Fund's total net assets. Remaining sectors have been aggregated under the designation "Other."

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

August 31, 2008

Principal Amount			Value
		MUNICIPAL BONDS--96.2%
		Pennsylvania--95.8%
$1,500,000		Allegheny County Redevelopment Authority, Tax Increment Bonds (Series 2000A), 6.30% (Waterfront Project)/(United States Treasury PRF 12/15/2010@101), 12/15/2018	$1,636,770
4,250,000		Allegheny County, PA Airport Authority, Airport Revenue Refunding Bonds (Series 1999), 6.125% (Pittsburgh International Airport)/(FGIC INS), 1/1/2017	4,316,470
2,500,000		Allegheny County, PA HDA, Health System Revenue Bonds (Series 2000B), 9.25% (West Penn Allegheny Health System)/(United States Treasury PRF 11/15/2010@102)/(Original Issue Yield: 9.70%), 11/15/2030	2,912,725
2,315,000		Allegheny County, PA HDA, Health System Revenue Bonds (Series 2007A), 5.375% (West Penn Allegheny Health System), 11/15/2040	1,615,801
1,555,000		Allegheny County, PA HDA, Hospital Revenue Bonds (Series 2008A), 5.00% (UPMC Health System), 6/15/2018	1,611,073
2,000,000		Allegheny County, PA HDA, Refunding Revenue Bonds (Series 1998A), 5.125% (Jefferson Regional Medical Center, PA)/(Original Issue Yield: 5.34%), 5/1/2023	1,932,220
2,000,000		Allegheny County, PA HDA, Revenue Bonds, 5.50% (Catholic Health East)/(Original Issue Yield: 5.60%), 11/15/2032	1,978,960
1,500,000		Allegheny County, PA HDA, Revenue Bonds, 5.375% (Ohio Valley General Hospital, PA)/(Original Issue Yield: 5.50%), 1/1/2018	1,492,815
1,000,000		Allegheny County, PA Higher Education Building Authority, Revenue Bonds (Series 2002A), 5.95% (Chasmal College)/(Original Issue Yield: 5.97%), 3/1/2032	1,003,120
1,000,000		Allegheny County, PA Higher Education Building Authority, Revenue Bonds (Series 2002B), 5.25% (Chasmal College)/(Original Issue Yield: 5.35%), 11/15/2016	1,000,180
2,200,000		Allegheny County, PA Higher Education Building Authority, University Revenue Bonds (Series 2006A), 4.75% (Robert Morris University), 2/15/2026	1,915,628
250,000		Allegheny County, PA Higher Education Building Authority, University Revenue Bonds, 5.125% (Carnegie Mellon University)/(Original Issue Yield: 5.39%), 3/1/2032	252,030
1,000,000	[1,2]	Allegheny County, PA IDA, Cargo Facilities Lease Revenue Bonds (Series 1999), 6.625% (AFCO Cargo PIT LLC Project)/(Original Issue Yield: 6.75%), 9/1/2024	902,470
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$3,185,000		Allegheny County, PA IDA, Environmental Improvement Refunding Revenue Bonds (Series 1998), 5.50% (Marathon Oil Corp.), 12/1/2029	$3,030,750
1,250,000		Allegheny County, PA IDA, Environmental Improvement Refunding Revenue Bonds (Series 1998), 5.60% (Marathon Oil Corp.), 9/1/2030	1,174,837
1,385,000		Allegheny County, PA IDA, Environmental Improvement Refunding Revenue Bonds (Series 2005), 5.50% (United States Steel Corp.), 11/1/2016	1,402,146
1,500,000		Allegheny County, PA IDA, Health Care Facilities Revenue Refunding Bonds (Series 1998), 5.75% (Presbyterian SeniorCare-Westminister Place Project), 1/1/2023	1,360,200
900,000		Allegheny County, PA IDA, Lease Revenue Bonds (Series 2001), 6.60% (Residential Resources Inc. Project)/(United States Treasury PRF 9/1/2011@100)/(Original Issue Yield: 6.75%), 9/1/2031	1,006,011
905,000		Allegheny County, PA IDA, Lease Revenue Bonds (Series 2006), 5.125% (Residential Resources Inc. Project), 9/1/2031	802,771
3,000,000		Allegheny County, PA Port Authority, Special Revenue Transportation Bonds (Series 1999), 6.00% (United States Treasury PRF 3/1/2009@101)/(Original Issue Yield: 6.05%), 3/1/2019	3,094,500
440,000		Allegheny County, PA Residential Finance Authority, SFM Revenue Bonds (Series 2001KK-1), 5.375% (GTD by GNMA Home Mortgage Program COL), 5/1/2022	434,724
320,000		Allegheny County, PA Residential Finance Authority, SFM Revenue Bonds (Series FF-1), 5.90% (GNMA Home Mortgage Program COL), 5/1/2020	323,731
100,000		Allegheny County, PA, UT GO Bonds (Series C-48), 4.90% (MBIA Insurance Corp. INS 10/1/2009@100)/(United States Treasury PRF 10/1/2009@100)/(Original Issue Yield: 5.03%), 10/1/2016	102,756
1,435,000		Allegheny County, PA, UT GO Bonds, 5.00% (Assured Guaranty Corp. INS), 12/1/2033	1,444,055
2,000,000		Allentown, PA School District, UT GO Bonds (Series 2008A), 5.00%, 2/15/2023	2,036,180
2,000,000		Bethlehem, PA Area Vocational-Technical School Authority, GTD by Lease Revenue Bonds (Series 1999), 5.50% (Bethlehem Area Vocational-Technical School)/(United States Treasury PRF 9/1/2009@100)/(Original Issue Yield: 5.55%), 9/1/2020	2,072,360
3,000,000		Bradford County, PA IDA, Solid Waste Disposal Refunding Revenue Bonds (Series 2005A), 4.70% (International Paper Co.), 3/1/2019	2,553,810
1,300,000		Bucks County, PA IDA, Retirement Community Revenue Bonds (Series 2005A), 6.25% (Ann's Choice, Inc.), 1/1/2035	1,258,335
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$750,000		Bucks County, PA IDA, Revenue Bonds (Series 2002A), 6.00% (Pennswood Village)/(United States Treasury PRF 10/1/2012@101)/(Original Issue Yield: 6.12%), 10/1/2027	$847,080
500,000		Bucks County, PA IDA, Revenue Bonds (Series 2002A), 6.00% (Pennswood Village)/(United States Treasury PRF 10/1/2012@101)/(Original Issue Yield: 6.16%), 10/1/2034	564,720
2,000,000		Bucks County, PA IDA, Revenue Bonds (Series 2007A), 5.00% (School Lane Charter School), 3/15/2037	1,623,760
500,000		Bucks County, PA Water & Sewer Authority, Revenue Bonds, 5.25% (Neshaminy Interceptor Sewer System)/(United States Treasury PRF 6/1/2009@100)/(Original Issue Yield: 5.30%), 6/1/2011	513,305
820,000		Carbon County, PA IDA, Refunding Revenue Bonds, 6.65% (Panther Creek Partners Project), 5/1/2010	835,022
1,055,000		Catasauqua, PA Area School District, UT GO Bonds, 5.00% (FSA INS), 2/15/2031	1,064,790
250,000		Center City District, PA, Refunding Revenue Bonds, 4.75% (AMBAC INS), 12/1/2025	251,732
2,000,000		Chester County, PA HEFA, Revenue Bonds (Series 2006), 5.00% (Devereux Foundation), 11/1/2031	1,857,880
6,150,000		Commonwealth of Pennsylvania, UT GO Bonds (Series 2007A), 5.00%, 8/1/2023	6,489,357
200,000		Commonwealth of Pennsylvania, UT GO Bonds, 5.00% (MBIA Insurance Corp. INS), 6/1/2011	205,536
330,000		Conneaut, PA School District, UT GO Refunding Bonds, 4.90% (FSA INS)/(Original Issue Yield: 5.00%), 5/1/2009	336,521
1,000,000		Crawford County, PA Hospital Authority, Senior Living Facilities Revenue Bonds (Series 1999), 6.125% (Wesbury United Methodist Community Obligated Group)/(Original Issue Yield: 6.32%), 8/15/2019	962,340
1,250,000		Cumberland County, PA Municipal Authority, College Revenue Bonds (Series A), 5.50% (Dickinson College)/(United States Treasury PRF 11/1/2010@100)/(Original Issue Yield: 5.70%), 11/1/2025	1,336,137
1,000,000		Cumberland County, PA Municipal Authority, Retirement Community Revenue Bonds (Series 2002A), 7.125% (Wesley Affiliated Services, Inc. Obligated Group)/(United States Treasury PRF 1/1/2013@101)/(Original Issue Yield: 7.40%), 1/1/2025	1,184,140
2,650,000		Delaware County, PA Authority, College Revenue Refunding Bonds (Series 1998A), 5.375% (Neumann College)/(Original Issue Yield: 5.48%), 10/1/2018	2,649,947
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$2,305,000		Delaware County, PA Authority, Revenue Bonds (Series 1999), 5.75% (Cabrini College)/(United States Treasury PRF 7/1/2009@100)/(Original Issue Yield: 5.95%), 7/1/2019	$2,381,180
750,000		Delaware County, PA, UT GO Bonds, 5.125%, 10/1/2010	773,543
1,000,000		Delaware River Joint Toll Bridge Commission, Pennsylvania-New Jersey Bridge System Revenue Bonds (Series 2003), 5.25% (United States Treasury PRF 7/1/2013@100), 7/1/2020	1,108,200
1,500,000		Delaware River Port Authority Revenue, Revenue Bonds (Series 1999), 6.00% (FSA INS), 1/1/2019	1,559,355
2,000,000		Delaware River Port Authority Revenue, Revenue Bonds, 6.00% (FSA INS), 1/1/2018	2,079,140
10,000,000		Delaware Valley, PA Regional Finance Authority, Local Government Revenue Bonds (Series 1997B), 5.60% (AMBAC INS), 7/1/2017	11,284,100
1,000,000		Delaware Valley, PA Regional Finance Authority, Local Government Revenue Bonds (Series 1998A), 5.50% (AMBAC INS), 8/1/2028	1,078,390
2,000,000		Delaware Valley, PA Regional Finance Authority, Revenue Bonds, 5.75%, 7/1/2017	2,208,920
4,100,000		Erie County, PA Hospital Authority, Health Facilities Revenue Bonds (Series 1999), 5.90% (St. Mary's Home of Erie)/(United States Treasury PRF 8/15/2009@100)/(Original Issue Yield: 6.05%), 8/15/2019	4,256,907
1,500,000		Erie County, PA Hospital Authority, Revenue Bonds (Series 2006), 5.00% (Hamot Health Foundation)/(CIFG Assurance N.A. INS), 11/1/2035	1,373,055
1,000,000		Erie County, PA Hospital Authority, Revenue Bonds (Series 2007), 5.00% (Hamot Health Foundation)/(CIFG Assurance N.A. INS), 11/1/2037	910,170
570,000		Erie, PA Higher Education Building Authority, College Revenue Refunding Bonds (Series 2004B), 5.00% (Mercyhurst College)/(Original Issue Yield: 5.11%), 3/15/2023	535,726
1,000,000		Erie, PA Higher Education Building Authority, Revenue Bonds (Series 2007 GG3), 5.00% (Gannon University)/(Radian Asset Assurance, Inc. INS), 5/1/2032	867,570
3,825,000	[1,2]	Geisinger Authority, PA Health System, Drivers (Series 1834), 3.4097% (Geisinger Health System), 2/1/2015	1,918,008
700,000	[1,2]	Harrisburg, PA Authority, University Revenue Bonds (Series 2006A), 5.40% (Harrisburg University of Science & Technology), 9/1/2016	700,896
2,000,000		Harrisburg, PA Authority, Water Revenue Refunding Bonds (Series 2008), 5.25% (Original Issue Yield: 5.35%), 7/15/2031	1,976,260
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$2,000,000		Indiana County, PA IDA, Refunding Revenue Bonds, 5.00% (Indiana University of PA)/(AMBAC INS), 11/1/2029	$1,979,260
500,000		Jim Thorpe Area School District, PA, UT GO Bonds (Series 1997AA), 5.30% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.45%), 3/15/2016	547,430
1,000,000		Lancaster County, PA Hospital Authority, Health Center Revenue Bonds (Series 2001), 5.875% (Willow Valley Retirement Communities)/(Original Issue Yield: 5.95%), 6/1/2031	1,007,710
1,000,000		Lancaster County, PA Hospital Authority, Revenue Bonds, 5.50% (Lancaster General Hospital)/(United States Treasury PRF 9/15/2013@100)/(Original Issue Yield: 5.63%), 3/15/2026	1,116,060
2,000,000		Lancaster County, PA, UT GO Bonds, (Series A), 5.80% (United States Treasury PRF 5/1/2010@100)/(Original Issue Yield: 5.84%), 5/1/2015	2,121,580
1,000,000		Lancaster, PA Higher Education Authority, College Revenue Bonds, 5.00% (Franklin & Marshall College), 4/15/2027	1,013,230
1,000,000		Lancaster, PA Higher Education Authority, College Revenue Bonds, 5.00% (Franklin & Marshall College), 4/15/2019	1,049,640
1,000,000		Lancaster, PA Higher Education Authority, Revenue Bonds, 5.00% (Franklin & Marshall College), 4/15/2029	1,009,070
250,000		Lancaster, PA IDA, Revenue Bonds (Series 2000A), 7.60% (Garden Spot Villiage Project)/(United States Treasury PRF 5/1/2010@101)/(Original Issue Yield: 7.70%), 5/1/2022	274,663
1,000,000		Lawrence County, PA IDA, Senior Health and Housing Facilities Revenue Bonds, 7.50% (Shenango Presbyterian SeniorCare Obligated Group)/(United States Treasury PRF 11/15/2011@102)/(Original Issue Yield: 7.75%), 11/15/2031	1,159,420
1,000,000		Lebanon County, PA Health Facilities Authority, Hospital Revenue Bonds, 5.80% (Good Samaritan Hospital)/(Original Issue Yield: 5.92%), 11/15/2022	1,007,620
2,000,000		Lehigh County, PA General Purpose Authority, Hospital Revenue Bonds, 5.25% (St. Lukes Hospital of Bethlehem)/(United States Treasury PRF 8/15/2013@100)/(Original Issue Yield: 5.42%), 8/15/2023	2,210,820
2,250,000		Lehigh County, PA General Purpose Authority, Revenue Bonds (Series 2005B), 5.00% (Lehigh Valley Health Network)/(FSA INS), 7/1/2035	2,223,630
1,000,000		Lehigh-Northampton Airport Authority, Revenue Bonds, 6.00% (Lehigh Valley Airport System)/(MBIA Insurance Corp. INS)/(Original Issue Yield: 6.02%), 5/15/2025	1,010,560
2,000,000		Luzerne County, PA, UT GO Bonds (Series 2008A), 5.00% (FSA INS), 12/15/2027	2,065,560
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$2,250,000		Lycoming County PA Authority, College Revenue Bonds (Series 2008), 5.50% (Pennsylvania College of Technology)/(Assured Guaranty Corp. INS), 10/1/2032	$2,343,465
535,000		Lycoming County PA Authority, Hospital Lease Revenue Bonds (Series B), 6.50% (Divine Providence Hospital, PA)/(Original Issue Yield: 6.70%), 7/1/2022	528,227
1,000,000		Lycoming County PA Authority, Hospital Revenue Bonds, 5.50% (Divine Providence Hospital, PA)/(AMBAC INS)/(Original Issue Yield: 5.90%), 11/15/2022	1,001,730
1,000,000		McKean County, PA Hospital Authority, Hospital Revenue Bonds, 5.25% (Bradford Regional Medical Center)/(ACA Financial Guaranty Company INS), 10/1/2030	817,160
1,000,000		Monroe County, PA Hospital Authority, Hospital Revenue Bonds (Series 2002A), 5.50% (Pocono Medical Center)/(Radian Asset Assurance, Inc. INS)/(Original Issue Yield: 5.60%), 1/1/2022	980,490
1,000,000		Monroe County, PA Hospital Authority, Revenue Bonds, 6.00% (Pocono Medical Center)/(United States Treasury PRF 1/1/2014@100)/(Original Issue Yield: 6.17%), 1/1/2043	1,140,580
2,000,000		Montgomery County, PA Higher Education & Health Authority Hospital, Revenue Bonds (Series 2006FF1), 5.00% (Dickinson College)/(CIFG Assurance N.A. INS), 5/1/2031	1,965,240
1,250,000		Montgomery County, PA Higher Education & Health Authority Hospital, Revenue Bonds, 7.25% (Philadelphia Geriatric Center)/(United States Treasury PRF 12/1/2009@102)/(Original Issue Yield: 7.472%), 12/1/2024	1,349,275
1,000,000		Montgomery County, PA IDA, Fixed Rate Mortgage Revenue Bonds (Series 2005), 6.25% (Whitemarsh Continuing Care Retirement Community)/(Original Issue Yield: 6.375%), 2/1/2035	897,520
1,000,000		Montgomery County, PA IDA, Revenue Bonds (Series 2006A), 5.00% (Foulkeways at Gwynedd), 12/1/2030	869,110
1,000,000		Mount Lebanon, PA Hospital Authority, Revenue Bonds (Series 2002A), 5.625% (St. Clair Memorial Hospital)/(Original Issue Yield: 5.75%), 7/1/2032	1,001,620
1,000,000		New Wilmington, PA Municipal Authority, Revenue Bonds (Series 2007GG4), 5.125% (Westminster College)/(Radian Asset Assurance, Inc. INS), 5/1/2033	877,520
1,000,000		North Hills, PA School District, GO Bonds, (Series 2000), 5.50% (United States Treasury PRF 7/15/2010@100)/(Original Issue Yield: 5.576%), 7/15/2024	1,062,220
150,000		North Penn, PA School District, UT GO Bonds, 4.50% (FSA INS)/(Original Issue Yield: 4.60%), 9/1/2010	153,426
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$1,000,000		Northumberland County PA IDA, Facilities Revenue Bonds (Series 2002B), 5.50% (NHS Youth Service, Inc.)/(ACA Financial Guaranty Company INS)/(Original Issue Yield: 5.80%), 2/15/2033	$842,910
3,000,000		Norwin, PA School District, UT GO Bonds, 6.00% (United States Treasury PRF 4/1/2010@ 100)/(Original Issue Yield: 6.12%), 4/1/2024	3,181,830
1,000,000		Pennsylvania Convention Center Authority, Revenue Bonds, 6.70% (Escrowed In Treasuries COL)/(Original Issue Yield: 6.843%), 9/1/2016	1,158,730
1,000,000		Pennsylvania EDFA, Exempt Facilities Revenue Bonds (Series 1997B), 6.125% (National Gypsum Co.), 11/1/2027	847,790
900,000		Pennsylvania EDFA, Resource Recovery Revenue Bonds (Series A), 6.40% (Northampton Generating), 1/1/2009	897,525
2,000,000		Pennsylvania EDFA, Revenue Bonds (Series 1998A), 5.25% (Northwestern Human Services, Inc.)/(Original Issue Yield: 5.668%), 6/1/2028	1,641,140
1,000,000		Pennsylvania EDFA, Revenue Bonds (Series 2000), 5.90% (Dr. Gertrude A. Barber Center, Inc.)/(Radian Asset Assurance, Inc. INS), 12/1/2030	1,006,850
1,000,000		Pennsylvania EDFA, Solid Waste Disposal Revenue Bonds (Series 2004A), 4.70% TOBs (Waste Management, Inc.), Mandatory Tender 11/1/2014	924,440
1,000,000		Pennsylvania EDFA, Solid Waste Disposal Revenue Bonds, Project A, 5.10% (Waste Management, Inc.), 10/1/2027	809,070
1,000,000		Pennsylvania HFA, SFM Revenue Bonds (Series 2001-72A), 5.25%, 4/1/2021	983,690
175,000		Pennsylvania HFA, SFM Revenue Bonds (Series 62A), 5.50%, 10/1/2022	174,991
2,000,000		Pennsylvania HFA, SFM Revenue Bonds (Series 2006-92A), 4.75%, 4/1/2031	1,684,120
3,000,000		Pennsylvania HFA, SFM Revenue Bonds (Series 2006-95A), 4.90%, 10/1/2037	2,548,350
2,590,000		Pennsylvania State Higher Education Assistance Agency, Capital Acquisition Revenue Bonds, 6.125% (United States Treasury PRF 12/15/2010@100), 12/15/2019	2,811,652
1,020,000		Pennsylvania State Higher Education Facilities Authority, 5.125% (Gwynedd-Mercy College)/(Radian Asset Assurance, Inc. INS), 5/1/2032	913,787
1,000,000		Pennsylvania State Higher Education Facilities Authority, College Revenue Bonds (Series 2007), 5.00% (Bryn Mawr College)/(AMBAC INS), 12/1/2037	986,300
2,000,000		Pennsylvania State Higher Education Facilities Authority, College and University Revenue Bonds, 5.625% (University of the Arts)/(Radian Asset Assurance, Inc. INS)/(Original Issue Yield: 5.78%), 3/15/2025	1,972,640
1,500,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2001A), 6.00% (UPMC Health System)/(Original Issue Yield: 6.10%), 1/15/2022	1,588,695
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$1,330,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2003A), 5.25% (Clarion University Foundation, Inc.)/(Syncora Guarantee, Inc. INS), 7/1/2018	$1,353,475
1,490,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2003AA1), 5.25% (Dickinson College)/(Radian Asset Assurance, Inc. INS), 11/1/2018	1,481,775
1,350,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2004A), 5.25% (Philadelphia University)/(Original Issue Yield: 5.32%), 6/1/2032	1,256,418
1,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2006-FF2), 5.00% (Elizabethtown College)/(Radian Asset Assurance, Inc. INS), 12/15/2027	931,920
6,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2007A), 2.52% (Foundation for Indiana University of Pennsylvania)/(Syncora Guarantee, Inc. INS), 7/1/2039	4,186,500
3,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2007A), 5.00% (Drexel University)/(MBIA Insurance Corp. INS), 5/1/2037	2,972,700
2,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2008), 5.00% (University of the Sciences in Philadelphia)/(Assured Guaranty Corp. INS), 11/1/2032	2,009,360
1,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2008), 6.00% (Edinboro University Foundation), 7/1/2042	975,870
1,160,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series AA2), 5.25% (Lycoming College)/(Radian Asset Assurance, Inc. INS), 11/1/2024	1,146,590
1,250,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series EE-1), 5.00% (York College of Pennsylvania)/(Syncora Guarantee, Inc. INS), 11/1/2033	1,220,175
1,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 5.00% (Philadelphia University)/(Original Issue Yield: 5.22%), 6/1/2035	905,670
750,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 5.00% (Widener University), 7/15/2039	672,090
1,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 5.25% (Widener University)/(Original Issue Yield: 5.42%), 7/15/2024	978,860
3,150,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 4.65% (Philadelphia College of Osteopathic Medicine)/(Original Issue Yield: 4.77%), 12/1/2028	2,972,813
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$2,495,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 6.25% (Philadelphia University)/(United States Treasury PRF 6/1/2010@100), 6/1/2024	$2,668,427
1,500,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, (Series A), 6.00% (UPMC Health System)/(Original Issue Yield: 6.16%), 1/15/2031	1,576,785
1,500,000		Pennsylvania State Higher Education Facilities Authority, Student Housing Revenue Bonds (Series 2003A), 5.00% (California University of Pennsylvania)/(ACA Financial Guaranty Company INS)/(Original Issue Yield: 5.08%), 7/1/2023	1,278,765
2,000,000		Pennsylvania State Higher Education Facilities Authority, Student Housing Revenue Bonds, 5.125% (Foundation for Indiana University of Pennsylvania)/(Syncora Guarantee, Inc. INS), 7/1/2039	1,761,620
1,500,000		Pennsylvania State IDA, EDRBs (Series 2002), 5.50% (AMBAC INS), 7/1/2020	1,599,315
7,740,000		Pennsylvania State Turnpike Commission, Turnpike Revenue Bonds (Series 2006A), 5.00% (AMBAC INS), 12/1/2026	7,818,716
1,500,000		Pennsylvania State University, Revenue Bonds, 5.00%, 9/1/2029	1,528,380
1,000,000		Pennsylvania State University, Revenue Bonds, 5.00%, 9/1/2035	1,006,460
1,600,000		Philadelphia Authority for Industrial Development, Senior Living Revenue Bonds (Series 2005A), 5.625% (PresbyHomes Germantown/Morrisville), 7/1/2035	1,460,864
2,120,000		Philadelphia, PA Authority for Industrial Development, Lease Revenue Bonds (Series 2001B), 5.50% (United States Treasury PRF 10/1/2011@101), 10/1/2021	2,326,191
5,000,000		Philadelphia, PA Gas Works, Revenue Bonds (Seventh Series 1998 General Ordinance), 5.00% (AMBAC INS), 10/1/2037	4,666,400
960,000		Philadelphia, PA Redevelopment Authority, MFH Refunding Revenue Bonds (Series 1998), 5.45% (Woodstock Mutual Homes, Inc.)/(FHA INS)/(Original Issue Yield: 5.468%), 2/1/2023	960,278
1,250,000		Philadelphia, PA Redevelopment Authority, Revenue Bonds (Series 2003A), 5.50% (Beech Student Housing Complex)/(ACA Financial Guaranty Company INS), 7/1/2019	1,187,238
1,000,000		Philadelphia, PA Redevelopment Authority, Revenue Bonds (Series 2003A), 5.625% (Beech Student Housing Complex)/(ACA Financial Guaranty Company INS), 7/1/2023	925,460
1,000,000		Philadelphia, PA School District, UT GO Bonds (Series 2002B), 5.625% (United States Treasury PRF 8/1/2012@100), 8/1/2022	1,110,980
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$2,610,000		Philadelphia, PA Water & Wastewater System, Revenue Bonds (Series 2001A), 5.00% (United States Treasury PRF 11/1/2012@100)/(Original Issue Yield: 5.10%), 11/1/2031	$2,850,224
500,000		Philadelphia, PA Water & Wastewater System, Revenue Refunding Bonds, 6.25% (MBIA Insurance Corp. INS), 8/1/2011	542,790
500,000		Philadelphia, PA Water & Wastewater System, Revenue Refunding Bonds, 6.25% (MBIA Insurance Corp. INS), 8/1/2012	553,485
2,000,000		Philadelphia, PA, Refunding UT GO Bonds (Series 2008A), 5.25% (FSA INS), 12/15/2032	2,001,420
6,500,000		Philadelphia, PA, UT GO Bonds, 5.00% (CIFG Assurance N.A. INS), 8/1/2026	6,297,785
50,000		Pittsburgh, PA Auditorium Authority, Regional Asset District Sales Tax Revenue Bonds (Series 1999), 5.00% (AMBAC INS), 2/1/2010	51,486
2,880,000		Pittsburgh, PA Public Parking Authority, Parking Revenue Bonds (Series 2000), 6.00% (United States Treasury PRF 6/1/2010@100)/(Original Issue Yield: 6.02%), 12/1/2020	3,072,499
355,000		Pittsburgh, PA Urban Redevelopment Authority, Mortgage Revenue Bonds (Series 1997C), 5.35%, 10/1/2009	362,757
1,075,000		Pittsburgh, PA Urban Redevelopment Authority, Mortgage Revenue Bonds (Series 1997C), 5.90%, 10/1/2022	1,079,354
1,285,000		Pittsburgh, PA Urban Redevelopment Authority, MFH Revenue Bonds (Series 2006), 4.90% (West Park Court)/(GNMA COL), 11/20/2047	1,045,412
1,000,000		Pittsburgh, PA Urban Redevelopment Authority, Revenue Bonds (Series 2006C), 4.80%, 4/1/2028	947,640
1,885,000		Pittsburgh, PA Water & Sewer Authority, Water & Sewer System Revenue Bonds, 5.00% (United States Treasury PRF 9/1/2015@100), 9/1/2024	2,095,555
3,000,000		Pittsburgh, PA Water & Sewer Authority, Water and Sewer System Revenue Bonds (Series 2008 D-1), 5.00% (FSA INS), 9/1/2025	3,117,330
2,855,000		Pittsburgh, PA, LT GO Bonds (Series 1999A), 5.75% (United States Treasury PRF 9/1/2009@100)/(Original Issue Yield: 5.852%), 9/1/2019	2,962,748
1,500,000		Pittsburgh, PA, UT GO Bonds (Series 1999A), 5.75% (United States Treasury PRF 9/1/2009@100)/(Original Issue Yield: 5.94%), 9/1/2024	1,556,610
3,000,000		Pittsburgh, PA, UT GO Bonds (Series 2001A), 5.50% (AMBAC INS), 9/1/2015	3,132,840
2,165,000		Radnor Township, PA, UT GO Bonds (Series 2004AA), 5.125%, 7/15/2027	2,225,079
2,040,000		Riverside, PA School District, UT GO Bonds, 5.50% (United States Treasury PRF 10/15/2010@100)/(Original Issue Yield: 5.57%), 10/15/2020	2,178,516
1,000,000		Saxonburg, PA Area Authority, Sewer & Water Revenue Bonds, 5.00% (Assured Guaranty Corp. INS), 3/1/2030	1,001,860
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$390,000		Sayre, PA, Health Care Facilities Authority, Revenue Bonds (Series 2002A), 5.75% (Guthrie Healthcare System, PA)/(Original Issue Yield: 5.90%), 12/1/2021	$398,806
1,110,000		Sayre, PA, Health Care Facilities Authority, Revenue Bonds (Series 2002A), 5.75% (Guthrie Healthcare System, PA)/(United States Treasury PRF 12/1/2011@101)/(Original Issue Yield: 5.90%), 12/1/2021	1,226,528
225,000		Sayre, PA, Health Care Facilities Authority, Revenue Bonds (Series 2002A), 5.875% (Guthrie Healthcare System, PA)/(Original Issue Yield: 6.00%), 12/1/2031	227,851
775,000		Sayre, PA, Health Care Facilities Authority, Revenue Bonds (Series 2002A), 5.875% (Guthrie Healthcare System, PA)/(United States Treasury PRF 12/1/2011@101)/(Original Issue Yield: 6.00%), 12/1/2031	859,367
7,440,000		Scranton, PA Sewer Authority, Sewer Revenue Bonds, 5.00% (FSA INS), 12/1/2036	7,361,657
1,000,000		Scranton, PA, UT GO Bonds (Series 2001C), 7.10% (United States Treasury PRF 9/1/2011@100)/(Original Issue Yield: 7.35%), 9/1/2031	1,128,700
3,000,000		Scranton-Lackawanna, PA Health & Welfare Authority, Revenue Bonds, 5.00% (University of Scranton)/(Syncora Guarantee, Inc. INS), 11/1/2037	2,807,820
1,295,000		Southcentral PA, General Authority, Hospital Revenue Bonds, 5.00% (Hanover Hospital, Inc.)/(Radian Asset Assurance, Inc. INS), 12/1/2029	1,169,243
540,000		Southcentral PA, General Authority, Revenue Bonds, 5.625% (Wellspan Health Obligated Group)/(Escrowed In Treasuries COL), 5/15/2026	568,571
2,460,000		Southcentral PA, General Authority, Revenue Bonds, 5.625% (Wellspan Health Obligated Group)/(United States Treasury PRF 5/15/2011@101), 5/15/2026	2,692,101
500,000		St. Mary Hospital Authority, PA, Health System Revenue Bonds (Series 2004A), 5.00% (Catholic Health East)/(Original Issue Yield: 5.15%), 11/15/2021	490,960
1,000,000		St. Mary Hospital Authority, PA, Health System Revenue Bonds (Series 2004B), 5.375% (Catholic Health East)/(United States Treasury PRF 11/15/2014@100)/(Original Issue Yield: 5.42%), 11/15/2034	1,121,580
1,000,000		St. Mary Hospital Authority, PA, Health System Revenue Bonds (Series 2004B), 5.50% (Catholic Health East)/(United States Treasury PRF 11/15/2014@100), 11/15/2024	1,128,570
400,000		State Public School Building Authority, PA, Revenue Bonds, 4.90% (Garnet Valley School District Project)/(United States Treasury COL), 2/1/2010	416,172
2,000,000		State Public School Building Authority, PA, School Revenue Bonds, 5.00% (Haverford Twp, PA School District)/(Syncora Guarantee, Inc. INS), 3/15/2027	1,985,620
2,000,000		State Public School Building Authority, PA, School Revenue Bonds, 5.00% (Haverford Twp, PA School District)/(Syncora Guarantee, Inc. INS), 3/15/2029	1,969,660
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$1,000,000	[1,2]	Susquehanna, PA Area Regional Airport Authority, Airport Facilities Revenue Bonds (Series 1999), 5.50% (Aero Harrisburg)/(Original Issue Yield: 5.85%), 1/1/2024	$826,170
1,245,000		Union County, PA Higher Educational Facilities Financing Authority, Revenue Bonds (Series 2002A), 5.25% (Bucknell University), 4/1/2021	1,314,421
1,665,000		Union County, PA Higher Educational Facilities Financing Authority, Revenue Bonds (Series 2002A), 5.25% (Bucknell University), 4/1/2022	1,757,840
1,250,000		Union County, PA Hospital Authority, Revenue Bonds, 5.25% (Evangelical Community Hospital)/(Radian Asset Assurance, Inc. INS), 8/1/2024	1,218,113
550,000		Unity Township, PA Municipal Authority, Sewer Revenue Bonds, 5.00% (FSA INS), 12/1/2034	551,425
400,000		Washington County, PA Authority, Lease Revenue Bonds, 7.875% (Escrowed In Treasuries COL), 12/15/2018	537,404
745,000		Washington County, PA Redevelopment Authority, Redevelopment Bonds (Series 2006A), 5.45% (Victory Centre Project-Tanger Outlet Development), 7/1/2035	629,637
1,885,000		West Shore, PA Area Hospital Authority, Revenue Bonds, 6.15% (Holy Spirit Hospital), 1/1/2020	1,923,002
1,000,000		West Shore, PA Area Hospital Authority, Revenue Bonds, 6.25% (Holy Spirit Hospital)/(Original Issue Yield: 6.30%), 1/1/2032	1,007,060
730,000		West View, PA Municipal Authority, Special Obligation Bonds, 9.50% (Escrowed In Treasuries COL), 11/15/2014	905,981
1,000,000		Westmoreland County, PA IDA, Health Care Facility Revenue Bonds (Series 2000B), 8.00% (Redstone Presbyterian Seniorcare Obligated Group)/(United States Treasury PRF)/(Original Issue Yield: 8.25%), 11/15/2023	1,122,960
1,500,000		Westmoreland County, PA IDA, Retirement Community Revenue Bonds (Series 2005A), 5.75% (Redstone Presbyterian Seniorcare Obligated Group), 1/1/2026	1,338,780
2,660,000		Westmoreland County, PA Municipal Authority, Municipal Service Refunding Revenue Bonds (Series 2006A), 5.00% (FSA INS), 8/15/2028	2,714,211
35,000		Westmoreland County, PA Municipal Authority, Special Obligation Bonds, 9.125% (Escrowed In Treasuries COL), 7/1/2010	37,177
3,000,000		Wilkes-Barre, PA Finance Authority, University Refunding Revenue Bonds (Series 2007), 5.00% (Wilkes University), 3/1/2037	2,596,350
		TOTAL	296,208,683
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Puerto Rico--0.4%
$1,000,000		Children's Trust, PR, Tobacco Settlement Asset-Backed Revenue Bonds, 6.00% (United States Treasury PRF 7/1/2010@100)/(Original Issue Yield: 6.077%), 7/1/2026	$1,061,180
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $302,326,796)	297,269,863
		SHORT-TERM MUNICIPALS--2.8% [3]
		Pennsylvania--2.8%
4,710,000		Philadelphia, PA Authority for Industrial Development, (Series 2007A) Daily VRDNs (Fox Chase Cancer Center)/(Citizens Bank of Pennsylvania LOC), 2.100%, 9/2/2008	4,710,000
1,160,000		Philadelphia, PA Hospitals & Higher Education Facilities Authority, (Series 2002-B) Daily VRDNs (Children's Hospital of Philadelphia)/(JPMorgan Chase Bank, N.A. LIQ), 2.200%, 9/2/2008	1,160,000
2,800,000		Philadelphia, PA Hospitals & Higher Education Facilities Authority, (Series A of 2008) Daily VRDNs (Children's Hospital of Philadelphia)/(Wachovia Bank N.A. LIQ), 2.200%, 9/2/2008	2,800,000
		TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)	8,670,000
		TOTAL MUNICIPAL INVESTMENTS--99.0% (IDENTIFIED COST $310,996,796) [4]	305,939,863
		OTHER ASSETS AND LIABILITIES - NET--1.0% [5]	3,221,352
		TOTAL NET ASSETS--100%	$309,161,215

Securities that are subject to the federal alternative minimum tax (AMT) represent 7.4% of the Fund's portfolios as calculated based upon total market value (percentage is unaudited).

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At August 31, 2008, these restricted securities amounted to $4,347,544, which represented 1.4% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the "Trustees"). At August 31, 2008, these liquid restricted securities amounted to $4,347,544, which represented 1.4% of total net assets.

3 Current rate and next reset date shown for Variable Rate Demand Notes.

4 The cost of investments for federal tax purposes amounts to $310,962,024.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2008.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
EDFA	--Economic Development Financing Authority
EDRBs	--Economic Development Revenue Bonds
FGIC	--Financial Guaranty Insurance Company
FHA	--Federal Housing Administration
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HDA	--Hospital Development Authority
HEFA	--Health and Education Facilities Authority
HFA	--Housing Finance Authority
IDA	--Industrial Development Authority
INS	--Insured
LIQ	--Liquidity Agreement
LOC	--Letter of Credit
LT	--Limited Tax
MFH	--Multi-Family Housing
PRF	--Prerefunded
SFM	--Single Family Mortgage
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable-Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2008

Assets:
Total investments in securities, at value (identified cost $310,996,796)		$305,939,863
Cash		17,272
Income receivable		4,405,505
Receivable for investments sold		1,045,000
Receivable for shares sold		678,972
TOTAL ASSETS		312,086,612
Liabilities:
Payable for investments purchased	$2,036,060
Payable for shares redeemed	281,461
Income distribution payable	480,972
Payable for Directors'/Trustees' fees	279
Payable for distribution services fee (Note 5)	17,390
Payable for shareholder services fee (Note 5)	54,348
Accrued expenses	54,887
TOTAL LIABILITIES		2,925,397
Net assets for 28,907,141 shares outstanding		$309,161,215
Net Assets Consist of:
Paid-in capital		$329,100,071
Net unrealized depreciation of investments		(5,056,933)
Accumulated net realized loss on investments, swap contracts and futures contracts		(14,814,767)
Distributions in excess of net investment income		(67,156)
TOTAL NET ASSETS		$309,161,215
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($281,862,902 ÷ 26,354,445 shares outstanding), no par value, unlimited shares authorized		$10.70
Offering price per share (100/95.50 of $10.70) [1]		$11.20
Redemption proceeds per share		$10.70
Class B Shares:
Net asset value per share ($27,298,313 ÷ 2,552,696 shares outstanding), no par value, unlimited shares authorized		$10.69
Offering price per share		$10.69
Redemption proceeds per share (94.50/100 of $10.69) [1]		$10.10

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2008

Investment Income:
Interest			$15,833,447
Expenses:
Investment adviser fee (Note 5)		$1,251,974
Administrative personnel and services fee (Note 5)		245,142
Custodian fees		14,408
Transfer and dividend disbursing agent fees and expenses		132,578
Directors'/Trustees' fees		5,471
Auditing fees		19,500
Legal fees		15,261
Portfolio accounting fees		112,021
Distribution services fee--Class B Shares (Note 5)		228,888
Shareholder services fee--Class A Shares (Note 5)		549,088
Shareholder services fee--Class B Shares (Note 5)		76,296
Account administration fee--Class A Shares		145,272
Share registration costs		29,580
Printing and postage		45,465
Insurance premiums		5,676
Miscellaneous		3,841
TOTAL EXPENSES		2,880,461
Waivers, Reimbursement and Reduction:
Waiver of investment adviser fee (Note 5)	$(231,285)
Waiver of administrative personnel and services fee (Note 5)	(6,770)
Reduction of custodian fees	(505)
Reimbursement of shareholder services fee--Class A Shares (Note 5)	(44,706)
TOTAL WAIVERS, REIMBURSEMENT AND REDUCTION		(283,266)
Net expenses			2,597,195
Net investment income			13,236,252
Realized and Unrealized Loss on Investments and Swap Contracts:
Net realized loss on investments			(7,148,246)
Net realized loss on swap contracts			(509,652)
Net change in unrealized appreciation of investments			(7,246,790)
Net realized and unrealized loss on investments and swap contracts			(14,904,688)
Change in net assets resulting from operations			$(1,668,436)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$13,236,252	$13,867,160
Net realized gain (loss) on investments and swap contracts	(7,657,898)	916,418
Net change in unrealized appreciation/depreciation of investments	(7,246,790)	(12,925,475)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,668,436)	1,858,103
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(12,139,822)	(12,195,704)
Class B Shares	(1,070,972)	(1,452,055)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(13,210,794)	(13,647,759)
Share Transactions:
Proceeds from sale of shares	57,904,052	50,077,867
Proceeds from shares issued in connection with the tax-free transfer of assets from the Sentinel Pennsylvania Tax-Free Fund	--	20,494,057
Net asset value of shares issued to shareholders in payment of distributions declared	7,331,113	7,718,777
Cost of shares redeemed	(58,441,635)	(60,001,026)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	6,793,530	18,289,675
Change in net assets	(8,085,700)	6,500,019
Net Assets:
Beginning of period	317,246,915	310,746,896
End of period (including distributions in excess of net investment income of $(67,156) and $(74,157), respectively)	$309,161,215	$317,246,915

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2008

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Pennsylvania Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Class A Shares and Class B Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal AMT) and the personal income taxes imposed by the state of Pennsylvania and Pennsylvania municipalities. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations.

On October 27, 2006 the Fund received assets from Sentinel Pennsylvania Tax-Free Fund as the result of a tax-free reorganization, as follows:

Shares of the Fund Issued	Sentinel Pennsylvania Tax-Free Fund Net Assets Received	Unrealized Appreciation [1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of Sentinel Pennsylvania Tax-Free Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
1,759,146	$20,494,057	$647,075	$311,714,810	$20,494,057	$332,208,867

1 Unrealized appreciation is included in the Sentinel Pennsylvania Tax-Free Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on September 1, 2007. As of and during the year ended August 31, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap and Interest Rate Lock Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount" for a predetermined period of time. The Fund may enter into interest rate, total return, credit default and other swap agreements.

Interest rate swap agreements generally involve the agreement by the Fund to pay a counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity.

Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Swaps, at value, on the Statement of Assets and Liabilities, and periodic payments are reported as Net realized gain or loss on swap contracts in the Statement of Operations. For the year ended August 31, 2008, the Fund had a net realized loss on swap contracts of $509,652.

At August 31, 2008, the Fund had no outstanding swap contracts.

Inverse Floater Structures

The Fund may participate in Secondary Inverse Floater Structures in which fixed-rate, tax-exempt municipal bonds purchased by the Fund are transferred to a trust. The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust which is transferred to the Fund that is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The Fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the Fund's investments, and the related floating rate notes reflected as Fund liabilities under the caption, "Payable for floating rate certificate securities" in the Statement of Assets and Liabilities. At August 31, 2008, the Fund held no investments in secondary inverse floater structures. The Fund recorded no interest and trust expenses for these investments for the year ended August 31, 2008.

While these inverse floater structures are accounted for as secured borrowings, the Fund's Adviser has determined that they do not constitute borrowings for purposes of any fundamental limitation on borrowings that may be applicable to the Fund.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended August 31	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	5,149,560	$56,827,452	4,240,537	$49,203,748
Shares issued in connection with the tax-free transfer of assets from Sentinel Pennsylvania Tax-Free Fund	--	--	1,759,146	20,494,057
Shares issued to shareholders in payment of distributions declared	593,002	6,506,816	571,807	6,604,207
Shares redeemed	(4,557,195)	(50,393,638)	(4,065,364)	(46,971,010)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,185,367	$12,940,630	2,506,126	$29,331,002

Year Ended August 31	2008		2007
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	97,714	$1,076,600	75,207	$874,119
Shares issued to shareholders in payment of distributions declared	75,030	824,297	96,394	1,114,570
Shares redeemed	(727,406)	(8,047,997)	(1,124,514)	(13,030,016)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(554,662)	$(6,147,100)	(952,913)	$(11,041,327)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	630,705	$6,793,530	1,553,213	$18,289,675

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to expiration of capital loss carryforwards and differing treatments for discount accretion/premium amortization on debt securities.

For the year ended August 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(916,671)	$(18,457)	$935,128

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2008 and 2007, was as follows:

	2008	2007
Tax-exempt income	$13,210,794	$13,647,759

As of August 31, 2008, the components of distributable earnings on a tax basis were as follows:

Distributions in excess of tax-exempt income	$ (67,156)
Net unrealized depreciation	$ (5,022,161)
Capital loss carryforwards and deferrals	$(14,849,539)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.

At August 31, 2008, the cost of investments for federal tax purposes was $310,962,024. The net unrealized depreciation of investments for federal tax purposes was $5,022,161. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $8,404,089 and net unrealized depreciation from investments for those securities having an excess of cost over value of $13,426,250.

At August 31, 2008, the Fund had a capital loss carryforward of $7,410,810 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$2,804,527
2010	$2,171,230
2012	$ 236,977
2013	$1,984,510
2016	$ 213,566

Capital loss carryforwards of $916,668 expired during the year ended August 31, 2008.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2008, for federal income tax purposes, post October losses of $7,438,729 were deferred to September 1, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2008, the Adviser voluntarily waived $231,285 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2008, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $6,770 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class B Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended August 31, 2008, FSC did not retain any fees paid by the Fund. For the year ended August 31, 2008, the Fund's Class A Shares did not incur a distribution services fee. On November 15, 2007, the Fund's Trustees approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.40% to 0.05%. The amendment to the Plan became effective for the Fund on April 30, 2008.

Sales Charges

For the year ended August 31, 2008, FSC retained $51,169 in sales charges from the sale of the Fund's Class A Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class B Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended August 31, 2008, FSSC voluntarily reimbursed $44,706 of shareholder services fees. For the year ended August 31, 2008, FSSC received $4,295 of fees paid by the Fund.

Interfund Transactions

During the year ended August 31, 2008, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $110,225,000 and $104,580,000, respectively.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares and Class B Shares (after the voluntary waivers and reimbursements) will not exceed 0.75% and 1.52%, respectively, for the fiscal year ending August 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through October 31, 2009.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. EXPENSE REDUCTION

Through arrangements with the Fund's custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended August 31, 2008, the Fund's expenses were reduced by $505 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2008, were as follows:

Purchases	$65,490,059
Sales	$55,024,896

8. CONCENTRATION OF RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2008, 40.9% of the securities in the Portfolio of Investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 11.1% of total investments.

9. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of August 31, 2008, there were no outstanding loans. During the year ended August 31, 2008, the Fund did not utilize the LOC.

10. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of August 31, 2008, there were no outstanding loans. During the year ended August 31, 2008, the program was not utilized.

11. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

13. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended August 31, 2008, 100.0% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE FEDERATED MUNICIPAL SECURITIES INCOME TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Pennsylvania Municipal Income Fund (the "Fund"), a portfolio of Federated Municipal Securities Income Trust, as of August 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to September 1, 2005, were audited by other independent registered public accountants whose report thereon dated October 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Pennsylvania Municipal Income Fund as of August 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
October 24, 2008

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 5800 Corporate Drive, Pittsburgh, PA 15237-7000; Attention: Mutual Fund Board. As of December 31, 2007, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: August 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: July 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: August 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 TRUSTEE Began serving: August 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: July 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt fixed-income products in 2004. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998	Principal Occupations: J. Scott Albrecht has been the Fund's Portfolio Manager since March 1995. He is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED PENNSYLVANIA MUNICIPAL INCOME FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one- and three-year periods ending December 31, 2007. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Pennsylvania Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313923708
Cusip 313923807

28995 (10/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Thomas G. Bigley, Nicholas P. Constantakis and Charles F. Mansfield, Jr.

Item 4.                      Principal Accountant Fees and Services

(a)           Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $146,500

Fiscal year ended 2007 - $139,200

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $27,510 respectively.  Fiscal year ended 2007 – Fees for review of N-14 documents and restated financial statements.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $9,858 and $0 respectively. Fiscal year ended 2008 – Discussions related to accounting for swaps.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA
(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2008 - $246,687

Fiscal year ended 2007 - $172,219

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                      Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                      Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated Municipal Securities Income Trust

By	/S/ Richard A. Novak
Richard A. Novak
Principal Financial Officer
Date	October 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/_J. Christopher Donahue
J. Christopher Donahue
Principal Executive Officer
Date	October 22, 2008

By	/S/ Richard A. Novak
Richard A. Novak
Principal Financial Officer
Date	October 22, 2008